UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
(Amendment No.      )

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UNUM GROUP
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2026 Proxy Statement

Notice of Annual Meeting of Shareholders

THURSDAY, MAY 21, 2026

NOTICE OF 2026 ANNUAL MEETING		REPORT OF THE AUDIT COMMITTEE	56
OF SHAREHOLDERS	1	COMPENSATION DISCUSSION AND ANALYSIS	59
A NOTE ABOUT NON-GAAP FINANCIAL MEASURES	2	Business and Performance Review	60
FORWARD-LOOKING STATEMENTS		2025 Say-on-Pay Vote and Shareholder Outreach	64
AND WEBSITE REFERENCES	4	Compensation Program Structure	64
PROXY SUMMARY	5	Components of Executive Compensation	66
Voting Matters	5	Key Compensation Decisions	67
Key Corporate Governance and Executive		Annual and Long-Term Incentive Programs	68
Compensation Items	7	Performance Assessment and Highlights	75
Performance Highlights	9	Roles of the Committee, Chief Executive Officer
Capital Generation for Shareholders	11	and Consultant	81
Total Shareholder Return	12	Compensation Policies and Practices	84
2025 CEO Compensation Summary	13	Retirement and Workplace Benefits	88
CORPORATE GOVERNANCE	16	COMPENSATION COMMITTEE REPORT	91
Board Overview	16	COMPENSATION TABLES	92
Board Evaluation Process	19	2025 Summary Compensation Table	92
Director Independence	20	2025 Grants of Plan-Based Awards	95
Process for Selecting and Nominating Directors	20	2025 Outstanding Equity Awards at Fiscal Year-End	96
Limits on Board and Audit Committee Service	22	Vesting Schedule for Unvested Restricted Stock Units	96
INFORMATION ABOUT THE BOARD OF DIRECTORS	23	2025 Stock Vested	97
Director Nominees	23	Current Value of Pension Benefits	98
Additional Current Director	34	Non-Qualified Deferred Compensation	99
Summary of Director Nominee Qualifications and Experience	35	Post-Employment Compensation	100
DIRECTOR COMPENSATION	36	CEO PAY RATIO	106
BOARD AND COMMITTEE GOVERNANCE	39	PAY VERSUS PERFORMANCE	107
Corporate Governance Guidelines	39	OWNERSHIP OF COMPANY SECURITIES	111
Board Leadership Structure	39	Security Ownership of Certain Shareholders	113
Board Meetings and Attendance	40	Delinquent Section 16(a) Reports	113
Committees of the Board	40	ITEMS TO BE VOTED ON	114
The Board's Role in Risk Oversight	43	Election of Directors	114
Director Retirement Policy	46	Advisory Vote to Approve Executive Compensation	114
Compensation Committee Interlocks		Ratification of Appointment of Independent
and Insider Participation	46	Registered Public Accounting Firm	115
Related Party Transactions and Policy	46	ABOUT THE 2026 ANNUAL MEETING	117
Codes of Conduct and Ethics	47	ADDITIONAL INFORMATION	122
OTHER GOVERNANCE MATTERS	48	APPENDIX A	125
Shareholder Engagement	48	Reconciliation of Non-GAAP Financial Measures	125
Impact and Sustainability	50
Risk Management	55
We are furnishing proxy materials, including this proxy statement, in connection with the solicitation of proxies on behalf of the Board of Directors, to be voted at the 2026 Annual Meeting of Shareholders of Unum Group and at any adjournment or postponement thereof. Our proxy materials are first being mailed and made available electronically to shareholders on April 9, 2026.

2026 UNUM GROUP PROXY STATEMENT

ABOUT UNUM
Our Purpose
Helping the working world thrive throughout life’s moments.®
A Business for Good
As a Fortune 500 company and leading provider of employee benefits, Unum helps millions of people gain access to essential disability, life, accident, critical illness, dental and vision benefits, and leave services, through the workplace. Employers of all sizes depend on us for the comprehensive benefits solutions they need to attract and retain the talent that keeps their businesses growing. And their employees know they can count on us to be there during some of life’s most challenging times.

OUR BRANDS

A market leader in group and individual disability benefits, and one of the largest providers of group life and voluntary workplace benefits in the U.S.	A leading provider of voluntary worksite benefits, including disability, life, accident, critical illness, cancer, hospitalization, dental and vision coverage in the U.S.
A leading provider of group income protection, critical illness, life and dental coverages in the U.K.
A leading provider of group and individual life insurance in Poland.

Our Strategy
We appreciate that the market dynamics of workplace benefits are continuously evolving, and we remain diligent in engaging with our constituent groups to understand both current and future needs. Our strategy is to:
•Remain a market leader in employee benefits and workplace solutions for our customers.
•Be a destination for highly engaged employees.
•Make a positive impact in the communities where we live and work.

Through strong execution of these priorities and our investment strategy, we expect to deliver leading shareholder returns and win in the market.
We believe our disciplined approach to providing financial protection products at the workplace is the best way to reach workers in the U.S. and international markets we serve, and puts us in a position of strength. The products and services we provide have never been more important to employers, employees, and their families. Our strategy remains centered on growing our core businesses through investing and transforming our operations and technology to anticipate and respond to the changing needs of the marketplace, driving enhanced customer experiences and expanding into new adjacent markets through meaningful partnerships and effective deployment of our capital across our product portfolio.
Success will also require us to show stable and predictable results in our long-term care business. We expect to achieve this through active and careful management with a sustained focus on creating value and increasing the predictability of outcomes. In turn, we can reduce overall risk and capital demands while serving the varied needs of our customers with care and compassion.
2026 UNUM GROUP PROXY STATEMENT

A LETTER FROM OUR BOARD OF DIRECTORS
April 9, 2026
Dear Fellow Shareholder:
At Unum Group, we are guided by a clear purpose of helping the working world thrive throughout life's moments. This north star represents our commitment to the millions of people that rely on our products and services when it matters most. By partnering with 178,000 employers across the United States, United Kingdom and Poland, we enhance the financial, physical and mental wellbeing of those we serve. We are proud of the role we play in helping others navigate complexity with confidence.
In 2025, we remained focused on executing our strategy in a dynamic environment. Our after-tax adjusted operating income(1) was $1.4 billion from revenue of $13.1 billion. While the fundamentals of our core operations were strong, we did not meet our financial expectations for the year, primarily due to benefits experience across multiple product lines. At the same time, we saw improving top-line momentum as the year progressed. Favorable interest rates and employment levels continued to support our business, and together with our steady execution, have allowed us to generate significant cash flows across our operations. Through an intentional capital management strategy, we remain well-positioned to fund critical growth initiatives and deliver ongoing value to our shareholders.
We take a long view of our business, and that is reflected in total shareholder return (TSR). While TSR for 2025 trailed our peers, our proven track record of financial performance and capital execution has delivered industry-leading returns over the long term. We believe Unum Group remains an excellent investment supported by a diversified and resilient business model, and a history of disciplined capital management. As your representatives, we will continue to focus on decisions that support value creation for shareholders.
With a business spanning more than 175 years, we know the value of keeping our eyes on the horizon. We are fortunate to have a strong executive leadership team that shares this important perspective and continues to take actions that position us for the future. In 2025, we took significant steps to reduce risk in our Closed Block operations that we continue to service and support but no longer actively market. This included completing a reinsurance transaction affecting approximately 20% of our long-term care exposure. These and other actions not only provide for the long-term predictability of this part of our business, but sharpen our focus as a company on meeting the employee benefit needs of the working world—where we see the greatest opportunity to create value for customers, partners and shareholders.
With that in mind, we are advancing digital-first capabilities such as Unum Total Leave™ and the Unum Care Hub, which address complex and evolving workplace challenges including leave management and employee wellbeing. Platforms like Unum HR Connect® deepen integration with our customers, while digital experiences such as MyUnum and Gathr® make enrolling in and managing benefits more intuitive. Together, these capabilities enhance satisfaction, strengthen relationships and extend our reach to protect more workers.
Our people are central to our ability to deliver on our purpose. As a Board, we prioritize talent development, cultivating our already deep leadership bench strength and a workplace culture that promotes engagement, resilience and belonging. Continued investment in the employee experience helps ensure Unum remains a compelling place to build a career and reflects the values of the customers and communities we serve.
Strong corporate governance underpins our long-term success. On your behalf, we provide active oversight of business strategy, performance, financial matters, risk management, regulatory compliance and compensation. We engage regularly with shareholders to understand their perspectives and monitor the health of the organization through employee feedback, ethics reporting and other channels. These insights, and the Board’s deep and varied experience, give us access to the range of viewpoints needed to inform our decisions and reinforce accountability.

(1) Non-GAAP financial measure, see "Appendix A" for reconciliation.
2026 UNUM GROUP PROXY STATEMENT

A LETTER FROM OUR BOARD OF DIRECTORS
Delivering on our commitments to others requires a principled and durable business. As a Board, we are proud to have been recognized for the sixth year in a row as one of the World’s Most Ethical Companies by Ethisphere,® a global leader in defining and advancing corporate ethical standards. This and other third-party recognitions speak to our focus on doing the right thing and living up to our core values and our Code of Conduct. These principles guide our every action to serve our customers, promote overall wellbeing and advocate for access to essential financial protection benefits for all workers in the markets where we operate. They reflect our commitment to supporting our local communities and represent a pledge to operate with integrity and compassion.
At the 2026 Annual Meeting, we anticipate some changes to the Board. As a result of our ongoing refreshment process led by the Governance Committee, the Board has nominated Kristi A. Matus to stand for election as a new director. We will also say goodbye to Theo Bunting, our longstanding colleague on the Board. Mr. Bunting is not standing for re-election as a director after many years of service and we have appreciated his expertise, insight and leadership.
On behalf of our nearly 11,000 employees, thank you for your continued support of Unum. We all share a commitment to delivering the benefits and services people and companies count on every day, and we are well positioned for sustained success.

2026 UNUM GROUP PROXY STATEMENT

NOTICE OF 2026 ANNUAL MEETING

Notice of 2026
Annual Meeting of Shareholders
DATE: Thursday, May 21, 2026
TIME: 10:00 a.m. Eastern Daylight Time

VIRTUAL MEETING SITE
The 2026 Annual Meeting of Shareholders of Unum Group ("Unum" or the "company") will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/UNM2026.
The Board of Directors (the "Board") has determined to hold a virtual-only Annual Meeting to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost. We are committed to ensuring shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/UNM2026.
To attend the virtual meeting, you will need the 16-digit control number included on your Notice Regarding the Internet Availability of Proxy Materials ("Notice"), proxy card, voting instruction form, or legal proxy. The meeting webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on May 21, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin approximately 15 minutes prior to the start time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page. For further details, see "About the 2026 Annual Meeting" beginning on page 117.

WHO CAN VOTE
Shareholders of record of the company’s common stock (NYSE: UNM) at the close of business on March 23, 2026, are entitled to vote at the meeting and any adjournment or postponement of the meeting.
In addition to the voting items listed above, shareholders will transact any other business that may properly come before the meeting or any adjournment or postponement thereof. There will also be a report on the company's business.

VOTING ITEMS	Pg. #
Election of the 11 Director Nominees Named in this Proxy Statement	114
Advisory Vote to Approve Executive Compensation	114
Ratification of Appointment of Independent Public Accounting Firm	115
The Board unanimously recommends a vote "FOR" each of the director nominees in item 1, and "FOR" items 2 and 3.

HOW TO VOTE
Your vote is important. We encourage you to review the proxy materials and vote your shares as soon as possible, even if you plan to attend the meeting online. Many of our shareholders may vote by following the instructions below to vote via the internet, by telephone, or, if you have received a printed version of these proxy materials, by mail.

INTERNET
www.proxyvote.com (if in advance of meeting)
Deadline: 11:59 p.m. Eastern Daylight Time, May 20, 2026
You may also vote your shares during the meeting at www.virtualshareholdermeeting.com/UNM2026.

TELEPHONE
1-800-690-6903 or the telephone number on your voting instruction form
Deadline: 11:59 p.m. Eastern Daylight Time, May 20, 2026

MAIL
Vote Processing c/o Broadridge
51 Mercedes Way, Edgewood, NY 11717
Receipt due by close of business day on May 20, 2026
If the proxy materials you received do not have a 16-digit control number, you may vote by following the instructions on the Notice or voting instruction form that you received.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 21, 2026: The proxy statement and annual report to shareholders are available at www.proxyvote.com.

J. Paul Jullienne Vice President, Managing Counsel and Corporate Secretary April 9, 2026

UNUM GROUP	1	2026 PROXY STATEMENT

A NOTE ABOUT NON-GAAP FINANCIAL MEASURES
A Note About Non-GAAP Financial Measures
In this proxy statement, we present certain measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States of America (GAAP), which we use for incentive compensation and evaluating our performance. Non-GAAP financial measures exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP, which are set forth below:

OPERATING RESULTS ($ in millions, except per share data) — GAAP FINANCIAL MEASURES
	Year Ended December 31
	2025	2024	2023
Net Income	$738.5	$1,779.1	$1,283.8
Net Income per share*	$4.27	$9.46	$6.50
Total Stockholders' Equity (book value)	$11,119.1	$10,961.1	$9,651.4
Total Stockholders' Equity (book value) per share	$67.11	$61.38	$49.91
Operating Expense Ratio	24.8%	22.8%	22.6%
*Assuming dilution
This proxy statement refers to the following non-GAAP financial measures, which we believe are helpful performance measures and indicators of revenue, profitability and underlying trends in our business:

ADJUSTED OPERATING RESULTS ($ in millions, except per share data) — NON-GAAP FINANCIAL MEASURES
	Year Ended December 31
	2025	2024	2023
After-Tax Adjusted Operating Income	$1,406.0	$1,588.2	$1,513.6
After-Tax Adjusted Operating Income per share*	$8.13	$8.44	$7.66
Book value, excluding AOCI	$12,927.6	$13,484.8	$12,959.4
Book value, excluding AOCI, per share	$78.02	$75.51	$67.02
Adjusted Other Operating Expense Ratio	20.0%	19.6%	19.6%
*Assuming dilution
After-tax adjusted operating income is defined as net income adjusted to exclude after-tax investment gains or losses, certain impacts from reinsurance transactions, and reserve assumption updates, as well as certain other items specified in the reconciliation of non-GAAP financial measures in "Appendix A" of this proxy statement.
We sometimes refer to book value, excluding accumulated other comprehensive income (AOCI), as "adjusted book value." Book value per common share excluding AOCI provides a more comparable and consistent view of our results, as AOCI tends to fluctuate depending on market conditions and general economic trends.
The adjusted other operating expense ratio is equal to adjusted other operating expenses as a percentage of consolidated premium income and US Group Disability Other Income. Expenses are adjusted to exclude taxes, licenses, and fees, intangible amortization, and the cost of reinsurance as well as certain other items specified in the reconciliation of non-GAAP financial measures in "Appendix A" of this proxy statement. The adjusted other operating expense ratio provides a more comparable and consistent view of the effectiveness and efficiency of our expense management.

UNUM GROUP	2	2026 PROXY STATEMENT

A NOTE ABOUT NON-GAAP FINANCIAL MEASURES

Investment gains or losses and unrealized gains or losses on securities and net gains on derivatives depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our company.
At times, we utilize reinsurance transactions to manage risk related to certain portions of our business including the exit of portions of our Closed Block businesses. As a result, we exclude the amortization of the cost of reinsurance and the amortization of the deferred gain on reinsurance that are recognized after the closing of these transactions. We also exclude the impact of non-contemporaneous reinsurance for these transactions. While the total equity impact of non-contemporaneous reinsurance is neutral, the difference in original discount rates utilized for direct and ceded reserves results in a disproportionate earnings impact. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.
Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our results.
We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP financial measures in the determination of overall profitability.
For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to "Appendix A" of this proxy statement.

UNUM GROUP	3	2026 PROXY STATEMENT

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES
Forward-Looking Statements and Website References
Certain information contained in this proxy statement may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, goals or other developments. Forward-looking statements speak only as of the date made. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct or that any plan, initiative, projection, goal, commitment, or expectation can or will be achieved. We undertake no obligation to update these statements, even if made available on our website or otherwise. Actual results or outcomes could differ materially from those included in the forward-looking statements. Factors that could cause actual results to differ materially from those included in the forward-looking statements are discussed in our annual report on Form 10-K for the year ended December 31, 2025 and subsequent Securities and Exchange Commission ("SEC") filings.
Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement. In addition, historical, current, and forward-looking statements regarding sustainability and other related matters may be based on standards of measurement and performance that are still developing or may change or be refined, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

UNUM GROUP	4	2026 PROXY STATEMENT

PROXY SUMMARY
Proxy Summary
This summary is intended to highlight certain key information contained in this proxy statement that we believe will assist your review of the three business items to be voted on at the 2026 Annual Meeting of Shareholders of Unum Group (the "2026 Annual Meeting"). As it is only a summary, we encourage you to review the full proxy statement, as well as our annual report on Form 10-K for the year ended December 31, 2025 (the "2025 Form 10-K"), for more complete information about these topics.
Voting Matters

			Board's Recommendation	Page Reference
Item 1: Election of the 11 Director Nominees Named in this Proxy Statement			FOR each nominee	114
Eleven director nominees are standing for election this year, each for a one-year term expiring at the 2027 Annual Meeting. Each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification, or removal from office. The Board and the Governance Committee believe each director nominee possesses the necessary skills and qualifications to provide effective oversight of the business. Ms. Matus is standing for election to the Board at the 2026 Annual Meeting for the first time. The director nominees are:

Director Nominee	Director Since	Independent	Committee Assignments
Susan L. Cross	2019	✓	Audit	Risk and Finance (Chair)
Susan D. DeVore	2018	✓	Governance	Human Capital (Chair)
Joseph J. Echevarria	2016	✓	Governance	Risk and Finance
Cynthia L. Egan	2014	✓	Human Capital	Regulatory Compliance (Chair)
Kevin T. Kabat, Board Chairman	2008	✓	Governance
Timothy F. Keaney	2012	✓	Audit	Risk and Finance
Gale V. King	2022	✓	Audit	Human Capital
Mojgan M. Lefebvre	2023	✓	Regulatory Compliance	Risk and Finance
Kristi A. Matus	—(1)	✓	—(1)
Richard P. McKenney, President and CEO	2015	—	—
Ronald P. O'Hanley	2015	✓	Governance (Chair)	Human Capital
(1)    Ms. Matus is nominated for election to the Board at the 2026 Annual Meeting for the first time.

UNUM GROUP	5	2026 PROXY STATEMENT

PROXY SUMMARY

	Board's Recommendation	Page Reference
Item 2: Advisory Vote to Approve Executive Compensation	FOR	114

We are seeking a non-binding advisory vote to approve the compensation of our named executive officers. We describe our compensation programs in the "Compensation Discussion and Analysis" section of this proxy statement. The Human Capital Committee believes these programs reward performance and align the long-term interests of management and shareholders. Although non-binding, the Human Capital Committee will take into account the outcome of the advisory vote and shareholder feedback when making future compensation decisions.

Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	115
The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for 2026, and shareholders are being asked to ratify the appointment.

UNUM GROUP	6	2026 PROXY STATEMENT

PROXY SUMMARY
Key Corporate Governance and Executive Compensation Items
2025 Say-on-Pay Vote and Shareholder Outreach

Our 2025 proposal to approve executive compensation received 92% support. In 2025, as in prior years, we invited our top shareholders, representing approximately 65% of outstanding shares and 80% of shares held by institutions, to engage with us on business, governance, and compensation matters. Seven shareholders, representing approximately 42% of our outstanding institutional shares, accepted our invitation for engagement, and we met with each of them. Our independent Human Capital Committee Chair joined three of these meetings. Another five shareholders, representing approximately 7% of our outstanding institutional shares, responded that a meeting was not necessary.

During the 2025 outreach, we received specific feedback as follows:
•Positive commentary on the company's compensation structure and alignment with performance;
•Complimentary feedback for having a strong corporate governance profile, specifically Board composition and independence; and
•Recognition of the Board's ongoing efforts to ensure that the Board has the appropriate balance of experience and skills needed for effective oversight of the business.

Overall, shareholders appreciated the opportunity to engage in these discussions. We are committed to continuing our shareholder engagement efforts in the future.
Corporate Governance and Executive Compensation Practices

Executive Compensation Practices
✓	A pay-for-performance philosophy	✓	Double-trigger provisions for severance and accelerated vesting of equity awards

✓	Annual say-on-pay votes
		✓	Clawback policies that meet NYSE requirements and also allow recoupment of time- and performance-based incentives in the event of misconduct outside the context of a financial restatement
✓	Programs that mitigate undue risk taking in compensation

✓	Independent compensation consultant to the Human Capital Committee
		✓	A balance of short- and long-term incentives

✓	No golden parachute excise tax gross-ups	✓	Robust stock ownership and retention requirements

✓	Limited perquisites	✓	Relevant peer groups for benchmarking compensation

✓	No NEO employment agreements	✓	In-depth performance assessments of executives

Board Practices
✓	All directors other than the CEO are independent, including the Board Chairman	✓	High Board and committee meeting attendance by directors (over 98% in 2025)

✓	All Board committees are fully independent	✓	Limits on outside board and audit committee service

UNUM GROUP	7	2026 PROXY STATEMENT

PROXY SUMMARY

Governance Practices
✓	Annual election of all directors	✓	No supermajority vote requirements

✓	Independent Board chair	✓	Anti-pledging and anti-hedging policies applicable to executives and directors

✓	Majority vote requirement for directors (in uncontested elections)
		✓	Annual Board, committee, and individual director evaluations
✓	Proxy access rights
		✓	Regular executive sessions of independent directors
✓	Shareholder right to call special meetings
		✓	No poison pill
✓	Annual, proactive shareholder engagement
		✓	Board-level oversight of the company's sustainability program

UNUM GROUP	8	2026 PROXY STATEMENT

PROXY SUMMARY
Performance Highlights
Unum Group is committed to helping the working world thrive throughout life’s moments. Through businesses in the United States, United Kingdom and Poland, we cover millions of people against financial hardships resulting from illness, injury or loss of life. We connect with these people and their families through the workplace by partnering with 178,000 companies. Through these partnerships, we also help employers navigate a complex regulatory environment.
In 2025, we continued to deliver for our customers and create meaningful shareholder value. Thanks to strong premium growth in our core operations driven by ongoing demand for our products and services, we are serving more customers than we ever have before. Rollout of our digital capabilities helped elevate customer satisfaction among both policyholders and employer clients, leading to elevated customer retention levels. We are serving our customers profitably through disciplined underwriting, a focused product mix and our emphasis on building lasting relationships with clients. We also took significant steps during 2025 to strengthen our risk profile, including completing our first external long-term care reinsurance transaction, which reduces our legacy Closed Block footprint and sharpens focus on the core business.
However, after-tax adjusted operating income(1) for the year was $1.4 billion, which was below our expectations. This was impacted by benefits experience across multiple product lines, which was driven by lower recoveries as well as mortality rates. Despite this, we continue to be pleased with the high returns our business generates, which enables us to invest in growth and seize strategic opportunities as they arise. At the same time, we remain committed to returning capital to shareholders, including $1.3 billion in 2025 from share repurchases and dividends. Overall, Unum's strategic initiatives and financial performance underscore its dedication to providing valuable financial protection and support to individuals, families, and employer clients.
Below are key financial performance measures from 2025. Additional measures, including those we use for annual and long-term incentive decisions, can be found beginning on page 68.
(1)After-tax adjusted operating results and book value per share, excluding AOCI, are non-GAAP financial measures. Information about the non-GAAP financial measures used in this proxy statement is set forth in "A Note About Non-GAAP Financial Measures" on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to "Appendix A" of this proxy statement.
(2)Assuming dilution.

UNUM GROUP	9	2026 PROXY STATEMENT

PROXY SUMMARY

Operating Highlights
By living our purpose, we are laser-focused on meeting the needs of our customers. In 2025, Unum paid $8.3 billion in benefits to people facing illness, injury or loss of life. Satisfaction metrics measuring our engagement with customers and partners remained high as we continued to implement new service and support capabilities across the enterprise.
We have transformed our business over the last several years through significant investments in our digital capabilities, and organizational changes to better align our resources with customer outcomes. By investing in technologies that anticipate and deliver on evolving customer expectations, we have continued to separate ourselves from the competition and seize opportunities in the marketplace. These technologies create new digital experiences for customers, automate and modernize business processes, track key metrics, deliver new products and services to market faster, and improve customer satisfaction. Through our efforts to continuously improve, we strive to enrich the experience for our customers and enhance the effectiveness of our people.
Our investment philosophy is to deliver optimal, risk-adjusted returns through a disciplined investment strategy. Our approach is driven by strong asset-liability management, allowing the construction of a portfolio that supports the long-term obligations we make to policyholders and stakeholders. In 2025, our portfolio performed well in a volatile economic environment.
Long-Term Care Performance
The same discipline that allows our core franchise to be successful also benefits our long-term care (LTC) business. LTC is part of our Closed Block that consists of policies that we continue to service and support, but no longer actively market. We manage this block with a combination of rate increases, risk management, tailored investment strategy and ongoing monitoring of emerging experience to inform updates to our reserve liability assumptions and appropriate capital levels.
In 2025, we completed an external reinsurance transaction that ceded roughly 20% of LTC reserves, coupled with an internal reinsurance action that reduced potential capital volatility. Combined, we reduced LTC reserves by more than $4 billion in total through these transactions. We also took actions to end new group LTC enrollments, implement rate increases, and enhance operational effectiveness that helped provide for the long-term stability of this block and promote transparency for our shareholders and customers.

UNUM GROUP	10	2026 PROXY STATEMENT

PROXY SUMMARY
Impact and Sustainability
As a workplace benefits leader, we provide a critical financial safety net for millions of people, a fact that drives us to deliver for those who count on us. Our focus on doing the right thing guides our approach to business, sustainability and social responsibility. Unum has a long tradition of engaging with shareholders, customers, employees, suppliers and communities in order to support our enterprise purpose, goals, strategy and values.
The Governance Committee of the Board provides oversight and guides the company's sustainability strategy and initiatives. We continue to strengthen and mature our management and disclosure of sustainability matters, and to evaluate and address emerging risks and opportunities to our business.
Our corporate strategy is supported by our sustainability strategic framework to create long-term value for key stakeholders. Using this framework, we identify and implement business strategies that include social, environmental, governance, and economic dimensions. By implementing business strategies that align impact and sustainability considerations with key economic drivers, we strive to create long-term value for investors and customers. This approach to evaluating and creating long-term value also helps to support and benefit the communities in which we operate.
A more comprehensive discussion of our efforts and progress is published annually in our Impact and Sustainability Report, which is available at https://investors.unum.com. See page 50 for more information about Impact and Sustainability.
Capital Generation for Shareholders
We generate strong cash flow from our businesses through ongoing demand for our products and services, attractive margins in our core operations and disciplined growth. Our sustained performance in recent years has strengthened our capital position and enabled us to deploy capital in a number of ways. In 2025, we invested in our people, products and technology, including making two small acquisitions, to enhance the customer experience and position us for growth. We also remain committed to returning capital to shareholders over the long term through dividends and share repurchases.
Our credit ratings are reflective of a strong balance sheet, favorable operating results, and a highly respected brand in the employee benefits market. Over the last three years, we received upgrades to our financial strength and debt ratings from three key credit agencies, a validation of our capital management and growth plans.

UNUM GROUP	11	2026 PROXY STATEMENT

PROXY SUMMARY
Total Shareholder Return
We take a long view of our business, and that is reflected in total shareholder return (TSR). While TSR for 2025 trailed our peers, Unum's track record of financial performance and capital execution has delivered industry-leading returns over the long term. Our approach is rooted in consistent financial performance, a robust capital management plan and a clear growth strategy. With a compelling value proposition in the market, we experienced ongoing strength in customer retention and solid premium growth for 2025. A balanced product mix, disciplined pricing and effective expense management also supported our results and drove growing top-line momentum as the year progressed. While after-tax adjusted operating income(1) was below our expectations and impacted by benefits experience across multiple product lines, our business continues to generate substantial capital that provides financial flexibility to invest in growth initiatives and return capital to shareholders.
In 2025, our TSR was approximately 9%, a result that outperformed our industry benchmark but trailed our Proxy Peer Group (see below) and the broader market. Consistent with our long-term view, however, Unum has been a leader in returning value to shareholders over longer periods, in part through steady growth in book value per share (excluding AOCI) and premium income, and increasing dividend payments and share repurchase activity. Macroeconomic factors, such as steady employment, wage growth and elevated interest rates, continue to be beneficial for our business.
We believe our market-leading positions, history of consistent execution, steady demand, favorable business environment, capital strength, and funding of growth initiatives make Unum an excellent long-term investment.

TOTAL SHAREHOLDER RETURN				CORE OPERATIONS PREMIUM GROWTH (Billions)	BOOK VALUE PER SHARE (Excl AOCI)(1)
	1 Year	3 Year	5 Year
Unum	8.6%	105.2%	298.5%
Proxy Peer Group	16.0%	50.2%	98.9%
S&P Life & Health Index(2)	5.9%	33.3%	101.0%
S&P 500	17.9%	86.1%	96.2%
(1)    Non-GAAP financial measure, see "Appendix A" for reconciliation.
(2)    S&P 500 Life & Health Insurance Sub Industry Index.

UNUM GROUP	12	2026 PROXY STATEMENT

PROXY SUMMARY
2025 CEO Compensation Summary
Our approach to CEO compensation aligns directly with our overall executive compensation philosophy and structure as detailed in the Compensation Discussion and Analysis ("CD&A") section under Compensation Program Structure. Richard P. McKenney serves as President and CEO of the company. Mr. McKenney's targeted total direct compensation consists of base pay plus short- and long-term incentives that are tied directly to performance goals. This structure is designed to support the long-term successes of the company and the interests of our shareholders.
Mr. McKenney is subject to robust stock ownership requirements, including a requirement that he own six times his annual base salary in stock. This helps to ensure that the long-term value of his compensation continues to directly align with shareholders.
At the beginning of 2025, following discussion with Mr. McKenney, the Board approved his performance goals for the year, which included:
•Business and financial objectives;
•Strategic objectives;
•Talent management initiatives;
•Enhancing our culture and values at all levels; and
•Operational effectiveness and efficiency targets.

Following the conclusion of the year, the Human Capital Committee (as used in this 2025 CEO Compensation Summary, the "Committee") and the Board conducted a comprehensive assessment of Mr. McKenney's performance. Their review evaluated Mr. McKenney's progress against all established objectives, his professional and leadership attributes, and a self-assessment prepared by Mr. McKenney (see the "Individual Performance Evaluations" section of the CD&A).
As outlined above, Unum continued to deliver for customers and created meaningful shareholder value. Thanks to strong premium growth driven by ongoing demand for Unum's products and services, the company is serving more customers than ever before. Rollout of digital capabilities helped elevate customer satisfaction among both policyholders and employer clients, leading to elevated customer retention levels.
In evaluating Mr. McKenney's performance during 2025, the Committee and the Board specifically highlighted his leadership in:
•Delivering bold strategic action and notable shareholder value while navigating a complex economic and operational environment;
•Further strengthening the company's capital position and financial flexibility;
•Refining the company's long-term strategy, with an emphasis on capital optimization, risk reduction and organizational transformation that addressed evolving enterprise priorities;
•Overseeing the ongoing evolution of our digital footprint to better serve the needs of our customers and create meaningful competitive advantages; and
•Cultivating a responsive and engaged workplace culture focused on delivering our purpose with integrity and accountability.

UNUM GROUP	13	2026 PROXY STATEMENT

PROXY SUMMARY
2025 Compensation Decisions
The "CEO Compensation Summary" below illustrates how the Committee views its decisions concerning
Mr. McKenney’s compensation for 2025, compared to his 2024 compensation. It differs from the information presented in the Summary Compensation Table (the "SCT") required by the Securities and Exchange Commission as follows:
•The CEO Compensation Summary table treats long-term incentive (LTI) awards similar to how annual incentive awards are treated in the SCT (which are based on the performance year to which the award relates). Therefore, the value of the LTI award granted in March 2026 based on performance in 2025 is shown as 2025 compensation. In contrast, the SCT reflects the value of Mr. McKenney's restricted stock units (RSUs) in the year in which the RSUs are granted and performance-based cash incentive units (CIUs) in the year in which the CIUs vest;
•The table below excludes the 2020 Success Incentive Plan grant, the final portion of which vested in 2025, since this was a one-time award granted six years ago and not viewed as part of annual compensation; and
•The SCT includes amounts reported in the "Change in Pension Value & Non-Qualified Deferred Compensation Earnings" and "All Other Compensation" columns. Although regularly monitored by the Committee, these amounts were not considered when it made annual performance-based compensation determinations for 2025 and are therefore not included in the presentation below.

The CEO Compensation Summary table is not intended as a substitute for the SCT, which is on page 92.

CEO COMPENSATION SUMMARY
Component	2024 Performance Year	2025 Performance Year
Base Salary	$1,100,000	$1,135,000
Annual Incentive Payout	2,956,251	2,154,995
Approved LTI Grant (1)	11,287,500	11,300,000
Annual Compensation	$15,343,751	$14,589,995
(1)For 2024 performance, the LTI grant approved in 2025 was divided evenly between RSUs (50%) and CIUs (50%) and for 2025 performance, the LTI grant approved in 2026 was divided between RSUs (50%), CIUs (25%), and PSUs (25%).

ANNUAL INCENTIVE
Mr. McKenney's 2025 annual incentive payout of $2,154,995 was calculated by applying the company performance achievement factor of 76.4% and a strategic objectives modifier of 100% to his target award (see "Annual Incentive Results" in the CD&A section). The strategic objectives modifier percentage was determined by the Committee based on its evaluation of Mr. McKenney's performance as highlighted above and on page 76. Mr. McKenney's 2025 annual incentive award is $801,256 less than his 2024 payout, driven by a lower year-over-year company achievement performance factor (76.4% compared to 100% in 2024) and slightly lower strategic objectives modifier (100% compared to 107.5% in 2024).
LONG-TERM INCENTIVE GRANTED
After consideration of Mr. McKenney's strategic leadership and performance during 2025, as outlined above, the Committee applied a strategic objectives modifier of 100% to his 2025 LTI target, resulting in an LTI grant of $11,300,000. Mr. McKenney's award, which was granted in 2026, was delivered through 50% time-based restricted stock units (RSUs), 25% performance-based cash incentive units (CIUs), and 25% performance share units (PSUs). An overview of "2026 Long-Term Incentive Grants" can be found on page 67.

UNUM GROUP	14	2026 PROXY STATEMENT

PROXY SUMMARY
CASH INCENTIVE UNIT VESTING
Our LTI program is designed to align the interests of management and long-term shareholders. This impact can be seen in the CIUs granted in 2023 ("2023 CIUs"). Shareholder return measures of adjusted book value and dividend yield were achieved at 143.8% over the three-year performance period (2023 - 2025), with relative total shareholder return at the 100th percentile of the comparator group, resulting in a modifier of 1.2 for a final payout of 172.6% of target. Additional details can be found within the "Annual and Long-Term Incentive Programs" section beginning on page 68.
CASH SUCCESS UNIT AND STOCK SUCCESS UNIT VESTING
In February 2026, the Committee reviewed and certified that the performance hurdles were met for the performance period of January 2021 – December 2025 for the 2020 Success Incentive Plan grant. Therefore, the final one-third of cash success units (CSUs) and stock success units (SSUs) vested and were distributed. Mr. McKenney had a total of 63,365 SSUs and related cash dividends as well as 1,666,000 CSUs that vested. Details about the vesting of these awards can be found on page 74.
2026 Compensation
In February 2026, the Committee, together with its consultant, Pay Governance LLC, reviewed Mr. McKenney's total targeted compensation relative to proxy peers. After considering his experience, his leadership in the CEO role, and his disciplined approach in executing the company's strategic framework, the Committee made no changes to Mr. McKenney's base salary of $1,135,000, increased his annual incentive target (as a percentage of his annual base salary) from 250% to 260% and his long-term incentive target opportunity for 2026 from $11,300,000 to $11,651,000, before any application of the strategic objectives modifier. These decisions reflect Mr. McKenney's strong leadership and strategic positioning of the company.

UNUM GROUP	15	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance
Board Overview
The Board of Directors is elected by shareholders to oversee their interests in the long-term health and overall success of the company's business and financial strength. In addition, the Board has responsibility to the company's policyholders, employees, and business partners and to the communities in which the company operates, all of which are essential to the company's success. The Board oversees the CEO and other senior management, who are responsible for carrying out the company's day-to-day operations in a responsible and ethical manner. The Board and its committees meet regularly to review and discuss the company's strategy, business, performance, ethics, risk tolerance, and human capital engagement, as well as important issues that it faces. These discussions take place with management and, as appropriate, with outside advisers who provide independent expertise, perspectives and insights. In addition, the independent members of the Board and its committees hold regular executive sessions without management present. Board members are also in ongoing communication with each other and with management between meetings.
Board Composition and Refreshment
The Board believes a critical component of its effectiveness in serving the long-term interests of shareholders is to ensure its membership includes a variety of knowledge, experiences, skill sets and backgrounds from which to draw. Fresh views and ideas help the Board to maintain a broad perspective and forward-looking vision capable of anticipating and adapting to the rapid pace of change, just as experience and continuity provide necessary context and stability for important decisions. With that in mind, the Governance Committee reviews the composition of the Board with the goal of maintaining an appropriate balance of experiences, skills, tenure and other qualifications. This is an ongoing, year-round evaluation process. As a result of a diligent process led by the Governance Committee, the Board has nominated Kristi A. Matus to stand for election to the Board as a new director at the 2026 Annual Meeting. In addition, Mr. Bunting is not standing for re-election to the Board at the 2026 Annual Meeting.
The Board is committed to effective Board succession planning and refreshment, including having honest and difficult conversations with individual directors when necessary. These conversations may arise in connection with the Board evaluation process, succession planning or consideration of the annual slate of Board nominees. As a result of these processes, directors may decide (for personal or professional reasons) or be asked (for reasons such as evolving needs for Board composition) not to stand for re-election at the next Annual Meeting. It is expected these refreshment practices will continue in the future. While some companies have tenure limits on Board service, we believe our balanced approach delivers the right mix of directors with new ideas and perspectives along with those possessing deep knowledge of the company.
On-Boarding and Continuing Education
Shortly after a new director has been elected to the Board, the director participates in an orientation program that includes meetings with the Board Chair, other directors, and senior management concerning the company's business, strategic plans and risk profile, the operations of significant business segments, significant financial, accounting and risk management issues, compliance and ethics programs, and our Code of Conduct. In addition, when directors are appointed to a particular committee for the first time, the director participates in orientation sessions specific to the committee's responsibilities. On an ongoing basis, directors also receive presentations on a variety of topics related to their work on the Board and within the insurance and financial services industries, both from senior management and from experts outside of the company. Directors also participate in continuing education sessions designed to assist them in discharging their duties.

UNUM GROUP	16	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Qualifications
The Board strives to maintain independence of thought and diverse professional experience among its membership. The Board and the Governance Committee look for directors who have qualifications in key areas relevant to Unum, and that align with both our short- and long-term business strategies. These qualifications are evaluated on an annual basis and adjusted as needed so that they continue to serve the best interests of the company. The table below summarizes the qualifications that are important to Unum and addresses how our Board nominees, as a whole, meet these needs. In addition to the qualifications described below, financial literacy is expected of all Board members.

Qualifications	Relevance to Unum	Board Composition*
Accounting/Auditing	We operate in a complex financial and regulatory environment with disclosure requirements, detailed business processes and internal controls.
Business Operations	We have significant operations focused on customer service, claims management, sales, marketing and various back-house functions.
Capital Management	We allocate capital in various ways to run our operations, grow our core businesses and return value to shareholders.
CEO or CFO Experience	Experience leading a large, widely-held organization provides practical insights on need for transparency, accountability, and integrity.
Corporate Governance Leadership	As a public company and responsible corporate citizen, we expect effective oversight and transparency, and our stakeholders demand it.
Insurance/Financial Industry Experience	Experience in the insurance and financial services industry provides a relevant understanding of our business, strategy, and marketplace dynamics.
International	With global operations in several countries and prospects for further expansion, international experience helps us understand opportunities and challenges.
Investment Markets	We manage a large and long-term investment portfolio to uphold our promises to pay the future claims of our policyholders.
Recent Public Board Experience	We value individuals who understand public company reporting responsibilities and have experience with the issues commonly faced by public companies.
Regulatory/Risk Management	A complex regulatory and risk environment requires us to develop policies and procedures that effectively manage compliance and risk.
Technology/Digital Transformation	We rely on technology to manage customer data, deliver products and services to the market, pay claims, and enhance the customer experience.
*    Includes only the 11 director nominees named in this proxy statement.

UNUM GROUP	17	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Profile
Our Board is comprised of members with a range of backgrounds, tenure, skills and overall experience. Directors with varied tenure contribute to a range of perspectives and allow us to transition knowledge and experience from longer-serving members to those newer to our Board. We have a mix of new and long-standing directors, with our 11 director nominees averaging 8.9 years of service on the Board as of the 2026 Annual Meeting. During Board refreshment activities, our Governance Committee focuses on advancing the Board's ability to provide prudent and effective oversight of the company by requiring that candidate pools include individuals with a wide range of backgrounds, experience, and other qualifications who meet the recruitment criteria. From the candidate pools, our Governance Committee selects director candidates who the Governance Committee determines, based on their qualifications, are best able to support the company's future success in the context of the Board as a whole, as discussed in more detail below. Our director nominees range from 57 to 70 years of age, with the average age being 65.3 years, as of the 2026 Annual Meeting. The Board profile of our director nominees as of the 2026 Annual Meeting is shown below.
*    Tenure and age is calculated as of the 2026 Annual Meeting. Tenure is rounded to the nearest year and calculated from date of first election.

UNUM GROUP	18	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Evaluation Process
A healthy and vigorous Board evaluation process is an essential part of good corporate governance. A thorough evaluation process helps us achieve the right balance of perspectives, experience and skill sets needed for prudent oversight of the company, including execution on corporate strategy, while also considering the best interests of our shareholders. At Unum, this evaluation process includes annual evaluations of the Board, each committee, and individual directors.
The Governance Committee establishes and oversees the evaluation process, which focuses on identifying areas where Board, committee and director performance is most effective, as well as opportunities for further development or enhancement. Each year, the Governance Committee reviews the format and effectiveness of the evaluation process in identifying actionable feedback and recommending changes in process as appropriate. Determining whether to engage a third-party facilitator is also part of the review.
The evaluation process is conducted in two phases. The first phase focuses on the evaluation of the effectiveness of each committee and the Board as a whole. Directors complete questionnaires evaluating the Board and the committees on which they serve across a variety of topics, including culture, composition, structure and engagement. The second phase involves interviewing individual directors to collect feedback on peer directors' performance. This phase is led by the Governance Committee Chair in advance and in anticipation of the nomination process, with key messages delivered to each director. This two-phased approach has generated robust discussions at all levels of the Board, and resulted in changes that have improved Board efficiency and effectiveness.

BOARD AND COMMITTEE EVALUATIONS

EVALUATION FORMS

Each director evaluates various measures of the effectiveness of the Board and each committee on which the director serves.

BOARD/COMMITTEE MEETINGS

The full Board and each committee conduct separate closed self-assessment sessions, where results from evaluations and additional feedback are discussed.

FEEDBACK INCORPORATED

Based on evaluation results, changes are considered and implemented, as appropriate.

DIRECTOR PERFORMANCE EVALUATIONS

PEER EVALUATION GUIDE

A guide is provided to each director in advance of individual discussions with the Governance Committee Chair.

INDIVIDUAL INTERVIEWS

The Governance Committee Chair conducts individual interviews to solicit feedback from directors on their peers.

REVIEW MEETINGS

Each director is provided full Board feedback by the Governance Committee Chair, including discussion around performance strengths and opportunities for growth.

UNUM GROUP	19	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Director Independence
Our corporate governance guidelines provide that a majority of the Board will be independent. For a director to be considered independent, the Board must determine the director has no material relationship with our company, and the director must meet the requirements for independence under the listing standards of the New York Stock Exchange (NYSE). The Board has also determined certain categories of relationships are not considered to be material relationships that would impair a director’s independence. These independence standards are listed in our corporate governance guidelines, which are available on our investor relations website under the "Governance" heading at https://investors.unum.com.
The Governance Committee reviews information about the relationships and affiliations of all directors and nominees that are germane to an assessment of their independence and makes recommendations to the Board as to their independence. In making independence determinations, the Board considers all relevant facts and circumstances. In this regard, the Board considered that each of the non-employee directors and nominees, or one of their immediate family members, is or was during the last three fiscal years a director, trustee, advisor, or executive or served in a similar position at another business that had dealings with our company during those years. In each case, these have been ordinary course dealings (for example, where the other business obtains insurance from us or we pay for commercial banking services) involving amounts less than 1% of both our and the other business’ consolidated gross revenues for such fiscal year or in which the interest of the director or nominee arose only from his or her position as a director of the other business. None of our non-employee directors or nominees, or any of their immediate family members, is or was during the last three fiscal years, a director, executive, or employee of a charitable organization or university that received contributions from us (other than non-discretionary matching contributions) in excess of $120,000 in any one fiscal year.
Based on a review of the findings and recommendations of the Governance Committee and applying the standards described above, the Board has determined Mr. Bunting, Ms. Cross, Ms. DeVore, Mr. Echevarria, Ms. Egan, Mr. Kabat, Mr. Keaney, Ms. King, Ms. Lefebvre, and Mr. O’Hanley are independent.(1) The Board has also determined that Ms. Matus would qualify as an independent director upon election to the Board.
Mr. McKenney, our President and CEO, is not an independent director.
(1)     Gloria C. Larson did not stand for re-election and retired from the Board at the 2025 Annual Meeting of Shareholders. The Board previously determined that Ms. Larson was independent during the time she served on the Board in 2025.
Process for Selecting and Nominating Directors
Director Nominee and Selection
The Governance Committee is responsible for identifying and evaluating director candidates and recommending to the Board a slate of nominees for election at each Annual Meeting. The Governance Committee periodically engages a third-party search firm to assist with recruitment efforts. During these times, the firm has been asked to identify candidates who meet the criteria of our search, provide requested background and other relevant information regarding candidates, and coordinate arrangements for interviews as necessary. Nominees may also be suggested by directors, management, or shareholders. Ms. Matus is standing for election at the 2026 Annual Meeting for the first time and was presented to the Governance Committee through a third-party search firm.
Shareholders may recommend director candidates for consideration by the Governance Committee by providing the same information that would be required to nominate a director candidate, as described on page 122 in the section titled "Shareholder proposals and nominations for our 2027 Annual Meeting". Submissions must be made in writing to the Corporate Secretary at Unum Group, 1 Fountain Square, Chattanooga, Tennessee 37402. The Governance Committee’s policy is to consider candidates recommended by shareholders in the same manner as other candidates.

UNUM GROUP	20	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Our corporate governance guidelines specify the following criteria to be considered in evaluating the candidacy of a prospective nominee:
•Reputation for high ethical conduct, integrity, sound judgment, and accountability;
•Current knowledge and experience in one or more key areas that will enable the Board as a whole to possess the core qualifications needed on the Board;
•Commitment of sufficient time to the Board and its committees to fulfill the director's responsibility;
•Collegial effectiveness; and
•Diversity in the broadest sense of the term, including viewpoints, professional experience or other demographics.

The core qualifications sought in any particular candidate depend on the current and future needs of the Board based on an assessment of the composition of the Board and the mix of qualifications and backgrounds currently represented. In addition, the Governance Committee considers other specific qualifications that may be desired or required of nominees, including their independence and ability to satisfy specific requirements for committees, and selects the candidates who it determines are best able to support the company's future success in the context of the Board as a whole. As part of the director selection and nomination process, the Governance Committee assesses the effectiveness of its Board membership criteria.
In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s ability to commit the time and attention appropriate for effective Board service; past attendance at meetings; contributions to the Board and committees on which the director serves; the knowledge, experience, skills, and background that the director brings to the Board relative to the Board’s needs and existing composition; and the results of the most recent Board, committee and individual director evaluations.
Annual Election of Directors
Directors are elected each year at the Annual Meeting for a one-year term expiring at the next Annual Meeting. Directors hold office until their successors are elected, or until their earlier death, resignation, disqualification, or removal from office. Other than requiring retirement from the Board at the next Annual Meeting after a director reaches age 75, there are no term limits. However, the Governance Committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.
Majority Voting Standard
Our bylaws provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected (an "uncontested election"), each nominee must receive a majority of the votes cast with respect to that nominee to be elected as a director (i.e., the number of shares voted "for" a nominee must exceed the number voted "against" that nominee). If an incumbent director is not re-elected under this majority voting standard, the Board must decide whether to accept or reject the director's offer of resignation which was previously delivered to the company pursuant to the Board's advance contingent director resignation policy. The Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. If the director submitting the resignation is a member of the Governance Committee, that director will not participate in the Governance Committee’s recommendation to the Board. The Board will act on the Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days from the date of the certification of the election results. The director in question will not participate in the Board's decision.

UNUM GROUP	21	2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Limits on Board and Audit Committee Service
While we recognize that Board members benefit from service on the boards of other companies and such service is encouraged, the Board believes it is critical that directors be able to dedicate sufficient time to their service on our Board. To that end, except for our CEO, no director may serve on more than three public company boards in addition to our Board, or on more than two audit committees of public companies in addition to our Audit Committee. The company's CEO may not serve on more than one public company board in addition to our Board. All directors are in compliance with these outside service limits at this time. Further, as noted above, in determining whether to recommend a director for re-election, the Governance Committee annually evaluates these standards and considers each director's ability to commit the time and attention appropriate for effective Board service.

UNUM GROUP	22	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS
Information About the Board of Directors
Below are brief biographies for each of our current directors and descriptions of the directors’ key qualifications, skills, and experiences that contribute to the Board’s effectiveness as a whole.
Director Nominees

Director since 2019 Age: 66 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit Risk and Finance (Chair)
Susan L. Cross
Ms. Cross is the former Executive Vice President and Global Chief Actuary of XL Group Ltd (now AXA XL), a global insurance and reinsurance company. She previously held various chief actuarial positions for the operational segments of XL Group Ltd. Ms. Cross brings more than three decades of financial, actuarial, insurance and risk experience as a senior executive with an international company in a regulated industry. She is a director of another publicly traded company, and she also qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
XL Group Ltd.
Executive Vice President and Global Chief Actuary (2008–2018)
Senior Vice President and Chief Actuary
XL Group (2006–2008)
XL Reinsurance (2000–2006)
XL America (1999–2000)
Significant consulting experience with Willis Towers Watson in the U.S. and Bermuda
PUBLIC COMPANY BOARD EXPERIENCE
SiriusPoint Ltd., since 2024
Prior board service: Enstar Group Limited (2020-2025)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•Insurance/Financial Industry Experience
•International
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	23	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2018 Age: 67 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance Human Capital (Chair)
Susan D. DeVore
Ms. DeVore served as the Chief Executive Officer of Premier, Inc., a leading health care improvement company. She previously served as President of Premier from 2013 to April 2019, and before that served as President and Chief Executive Officer for its predecessor company, Premier Healthcare Solutions, Inc. She also previously served as the Chief Operating Officer for a number of affiliated Premier entities. Prior to joining Premier, Ms. DeVore had two decades of finance, strategy and health care consulting experience.
CAREER EXPERIENCE
Premier, Inc.
CEO (2013–May 2021)
President (2013–April 2019)
Premier Healthcare Solutions, Inc.
President and CEO (2009–2013)
COO (2006–2009)
Significant consulting experience with Ernst & Young LLP, including service as a Partner, Executive Committee member and Senior Healthcare Industry Management Practice Leader
PUBLIC COMPANY BOARD EXPERIENCE
Solventum Corporation, since April 2024
Elevance Health, Inc., since 2021
Prior board service: Premier, Inc. (2013–2021)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance Leadership
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

UNUM GROUP	24	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2016 Age: 69 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance Risk and Finance
Joseph J. Echevarria
Mr. Echevarria retired as the Chief Executive Officer of Deloitte LLP, a global provider of professional services, where he previously held increasingly senior leadership positions. He is currently the President and CEO of the University of Miami, a private research university. He brings to the Board significant experience in finance, accounting, global operations, executive management and corporate governance. Mr. Echevarria has experience as a director at other publicly traded companies and is also a certified public accountant.
CAREER EXPERIENCE
University of Miami
President (since 2024)
CEO (since 2022)
CEO of UHealth and EVP for Health Affairs (2021-2022)
Deloitte LLP
CEO (2011–2014)
Various executive positions during his 36 years with Deloitte
PUBLIC COMPANY BOARD EXPERIENCE
The Bank of New York Mellon Corporation, since 2015
(Lead Director since September 2025; Non-Executive Chair from September 2019 through August 2025)
Pfizer Inc., since 2015
Prior board service: Xerox Holdings Corporation (2017–2023)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•International
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	25	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2014 Age: 70 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Human Capital Regulatory Compliance (Chair)
Cynthia L. Egan
Ms. Egan retired as the President of T. Rowe Price Retirement Plan Services, Inc., a subsidiary of the global investment management firm T. Rowe Price Group, Inc. Prior to that, she held various executive positions at Fidelity Investments. She has significant operational experience in delivering complex financial products and services on a large scale, and has used technology and process improvement to successfully lead businesses through growth and operational transitions. Ms. Egan's knowledge of the retirement industry gives her insight into the need for the financial protection benefits we provide. Ms. Egan also has experience operating in a regulated environment, serving as a director at other publicly traded companies, and with institutional and retail client services.
CAREER EXPERIENCE
U.S. Department of the Treasury
Senior Advisor on the development of a Treasury-sponsored retirement savings program (2014–2015)
T. Rowe Price Retirement Plan Services, Inc.
President (2007–2012)
Fidelity Investments
Various leadership and executive positions, including President of the Fidelity Charitable Gift Fund (1989–2007)
PUBLIC COMPANY BOARD EXPERIENCE
BlackRock Fixed Income Fund Complex, since 2016
The Hanover Insurance Group, Inc., since 2015
(Chair since December 2020)
Huntsman Corporation, since 2020
(Vice Chair and Lead Independent Director since January 2022)
QUALIFICATIONS
•Business Operations
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

UNUM GROUP	26	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2008 Age: 69 at Annual Meeting INDEPENDENT DIRECTOR Chairman of the Board of Directors COMMITTEES Governance
Kevin T. Kabat
Mr. Kabat is Chairman of Unum’s Board of Directors, and the retired Chief Executive Officer and Vice Chairman of Fifth Third Bancorp, a diversified financial services company. He also served in numerous executive positions with Fifth Third. He has executive leadership experience, extensive financial, operating and strategic planning expertise and understands the importance of risk management and the challenges of managing a business in a highly regulated industry. Mr. Kabat also has experience serving on boards of publicly traded companies.
CAREER EXPERIENCE
Fifth Third Bancorp
CEO (2007–2015)
President (2006–2012)
Other executive roles, including with predecessor companies
PUBLIC COMPANY BOARD EXPERIENCE
Crown Castle Inc., since 2023
NiSource Inc., since 2015 (Chair since May 2019)
Prior board service: AlTi Global, Inc. (Chair from January through August 2023); E*TRADE Financial Corporation (2016–2020, including Lead Independent Director from 2016–2020); Fifth Third Bancorp (2007–2016, including Executive Chairman from 2008–2010 and Executive Vice Chairman from 2012–2016)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	27	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2012 Age: 64 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit Risk and Finance
Timothy F. Keaney
Mr. Keaney retired as the Vice Chairman of the Bank of New York Mellon Corporation, a global investments company, prior to which he held various executive positions within the organization. He possesses significant operational, investment and financial experience with a public company in a highly regulated industry, including lengthy periods of executive leadership service in the U.K. Mr. Keaney also qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
The Bank of New York Mellon Corporation
Vice Chairman (2010–2014)
CEO, Investment Services (2013–2014)
CEO and co-CEO, Asset Servicing (2007–2012)
Other executive roles
PUBLIC COMPANY BOARD EXPERIENCE
AlTi Global, Inc., since 2023 (Chair since September 2023)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•International
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	28	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2022 Age: 69 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit Human Capital
Gale V. King
Ms. King is the former Executive Vice President and Chief Administrative Officer for Nationwide Mutual Insurance Company, a leading diversified insurance and financial services company, where she previously served as Executive Vice President and Chief Human Resources Officer and held a variety of other senior roles during her 37-year tenure. She has significant executive management and operational leadership experience, human capital management expertise, and an extensive background in driving strategy, change initiatives, and succession plans. Ms. King also has experience serving on boards of publicly traded companies.
CAREER EXPERIENCE
Nationwide Mutual Insurance Company
Executive Vice President and Chief Administrative Officer (2012–2021)
Executive Vice President and Chief Human Resources Officer (2009–2012)
Senior Vice President, Property & Casualty Human Resources (2003–2009)
PUBLIC COMPANY BOARD EXPERIENCE
AutoZone, Inc., since 2018
Prior board service: J.B. Hunt Transport Services, Inc. (2020–2023)
QUALIFICATIONS
•Business Operations
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

UNUM GROUP	29	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2023 Age: 60 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Regulatory Compliance Risk and Finance
Mojgan M. Lefebvre
Ms. Lefebvre has been Executive Vice President and Chief Technology & Operations Officer of the Travelers Companies, Inc., a property casualty insurer, since May 2019, having joined the company in September 2018 as Executive Vice President and Chief Information Officer, Enterprise Operations and eBusiness. At Travelers, she is responsible for the global technology and operations functions, including cloud technologies, cybersecurity, digital capabilities, data and analytics, customer service, and billing. From 2010 to 2018, Ms. Lefebvre served as Senior Vice President and Chief Information Officer for various business units at Liberty Mutual Insurance, including Commercial Markets, Global Specialty, and Global Risk Solutions. She held chief information officer positions from 2007 to 2010 at bioMerieux, a medical device company, and from 2004 to 2007 at TeleTech Holdings, a customer management solutions provider. Ms. Lefebvre also has prior experience as a strategy consultant at Bain & Company.
CAREER EXPERIENCE
The Travelers Companies, Inc.
Executive Vice President and Chief Technology & Operations Officer (since 2019)
Executive Vice President and Chief Information Officer, Enterprise Operations and eBusiness (2018-2019)
Liberty Mutual Insurance
Senior Vice President and Chief Information Officer for various business units (2010–2018)
QUALIFICATIONS
•Business Operations
•Insurance/Financial Industry Experience
•International
•Regulatory/Risk Management
•Technology/Digital Transformation

UNUM GROUP	30	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

New Director Nominee Age: 58 at Annual Meeting INDEPENDENT DIRECTOR
Kristi A. Matus
Ms. Matus has extensive leadership experience in finance, actuarial science, operations, risk management, and government relations. She most recently served as Chief Financial Officer and Chief Operating Officer of Buckle Agency LLC, a technology-enabled financial services company. Prior to that she served as Executive Vice President and Chief Financial & Administrative Officer at athenahealth, Inc., a leading healthcare information technology company, and also held executive roles at major insurance groups Aetna, Inc. and USAA. Ms. Matus qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
Buckle Agency LLC
Chief Financial Officer and Chief Operating Officer (2020-2022)
Thomas H. Lee Partners L.P.
Executive Adviser (2017-2020)
athenahealth, Inc.
Executive Vice President and Chief Financial & Administrative Officer (2014-2016)
Aetna, Inc.
Executive Vice President, Government Services (2012-2013)
United Services Automobile Association (USAA)
Executive Vice President and Chief Financial Officer (2008-2012)
Various other senior leadership roles (joined USAA in 2002)
PUBLIC COMPANY BOARD EXPERIENCE
Octave Specialty Group, since 2023
Cerence, Inc., since 2019 (Chairperson since February 2025)
Prior board service: AllianceBernstein Holding L.P., AllianceBernstein L.P. (2019-2023); Equitable Financial Life Insurance Company (2015-2023); Equitable Financial Life Insurance Company of America (2019-2023); Equitable Holdings, Inc. (2019–2023)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•International
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management
•Technology/Digital Transformation

UNUM GROUP	31	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2015 Age: 57 at Annual Meeting DIRECTOR President and CEO
Richard P. McKenney
Mr. McKenney is the President and Chief Executive Officer of Unum, previously having served as Executive Vice President and Chief Financial Officer. He has significant executive management, financial and insurance industry experience through his prior service as CFO of Unum and other public insurance companies, and through his current service as CEO. He has an intimate knowledge of all aspects of our business and industry, including operational, risk management and public policy, and close working relationships with senior management. Mr. McKenney also has experience serving on boards of publicly traded companies.
CAREER EXPERIENCE
Unum Group
President and CEO (since 2015)
Executive Vice President and CFO (2009–2015)
Sun Life Financial, Inc.
Executive Vice President and CFO (2007-2009)
Executive Vice President (2006-2007)
PUBLIC COMPANY BOARD EXPERIENCE
U.S. Bancorp, since 2017
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•International
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	32	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS

Director since 2015 Age: 69 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Governance (Chair) Human Capital
Ronald P. O'Hanley
Mr. O’Hanley is the Chairman, President and Chief Executive Officer of State Street Corporation, a provider of financial services to institutional investors worldwide, having previously served as the President and Chief Operating Officer. Prior to that he served as the President and CEO of State Street Global Advisors, the investment management arm of State Street Corporation. He has deep executive management and operational experience within the financial services industry, both domestically and internationally, as well as experience leading investment, financial and risk functions at large, global organizations.
CAREER EXPERIENCE
State Street Corporation
Chairman (since 2020); President and CEO (since 2019)
President and COO (2017–2018)
Vice Chairman (during 2017)
President and CEO, State Street Global Advisors (2015–2017)
Fidelity Investments
President of Asset Management and Corporate Services, and member of Executive Committee (2010–2014)
Other senior leadership positions with The Bank of New York Mellon Corporation and McKinsey & Company, Inc.
PUBLIC COMPANY BOARD EXPERIENCE
State Street Corporation, since 2019 (Chairman since 2020)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•CEO or CFO Experience
•Corporate Governance Leadership
•Insurance/Financial Industry Experience
•International
•Investment Markets
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	33	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS
Additional Current Director
As noted in Item 1 of the "Items to be Voted on" on page 114, Mr. Bunting is not standing for re-election at the 2026 Annual Meeting.

Director since 2013 Age: 67 at Annual Meeting INDEPENDENT DIRECTOR COMMITTEES Audit (Chair) Regulatory Compliance
Theodore H. Bunting, Jr.
Mr. Bunting retired as the Group President, Utility Operations of Entergy Corporation, an integrated energy company, where he previously served as Senior Vice President and Chief Accounting Officer. He has extensive financial, accounting and operational experience as a senior executive with a public company in a regulated industry. Mr. Bunting has experience as a director at other publicly traded companies, is a certified public accountant, and also qualifies as an audit committee financial expert under SEC regulations.
CAREER EXPERIENCE
Entergy Corporation
Group President, Utility Operations (2012–2017)
Sr. Vice President and Chief Accounting Officer (2007–2012)
Numerous other executive roles (joined Entergy in 1983)
PUBLIC COMPANY BOARD EXPERIENCE
The Hanover Insurance Group, Inc., since 2020
NiSource Inc., since 2018
Prior board service: Infrastructure and Energy Alternatives, Inc. (2021-2022)
QUALIFICATIONS
•Accounting/Auditing
•Business Operations
•Capital Management
•Other Recent Public Company Board Experience
•Regulatory/Risk Management

UNUM GROUP	34	2026 PROXY STATEMENT

INFORMATION ABOUT THE BOARD OF DIRECTORS
Summary of Director Nominee Qualifications and Experience
This table provides a summary view of the key qualifications and backgrounds of each director nominee. The absence of a designation does not mean a director does not possess that qualification.
*    Tenure and age calculated as of the 2026 Annual Meeting. Tenure is rounded to the nearest year and calculated from date of first election.
**     Ms. Matus has been nominated to stand for election to the Board at the 2026 Annual Meeting for the first time.

UNUM GROUP	35	2026 PROXY STATEMENT

DIRECTOR COMPENSATION
Director Compensation
The Human Capital Committee (as used in this section, the "Committee") reviews our non-employee director compensation annually and makes recommendations for any adjustments to the Board as appropriate.
Benchmarking
With the assistance of its independent compensation consultant, Pay Governance LLC, the Committee reviews peer group data to understand market practices for director compensation.
Our non-employee director compensation is compared to that of companies in two groups: (1) the Proxy Peer Group described beginning on page 82; and (2) a general industry sample, which consisted of 117 companies for the Committee review held in December 2025. The Committee believes the companies in the general industry sample provide an additional appropriate comparison given that their revenues are well aligned with those of the company (using most recently available published data as of December 2024):
•Revenues ranging from $5.5 billion at the 25th percentile to $16.2 billion at the 75th percentile (compared to Unum revenues of $12.9 billion).

The use of two groups provides an indication of director pay levels both within the insurance industry as well as the broader market from which we recruit experienced directors. The Committee uses the approximate median of these groups as a reference point for setting director compensation.
The Committee's consultant provided its annual analysis of non-employee director compensation at the December 2025 Committee meeting and concluded that director compensation was below the Proxy Peer Group median. Based on this review, the Committee adopted the consultant's recommendation that the annual cash retainer be increased by $5,000 and the grant date fair value of the annual equity award be increased by $10,000. This is the first change to our non-employee director compensation program since May 2023. These changes will become effective in May 2026.
Elements of Non-Employee Director Compensation
Non-employee directors receive cash retainers and equity awards as outlined in the following table:

NON-EMPLOYEE DIRECTOR COMPENSATION
	2025 Pay ($)	2026 Pay ($)
All Directors
Annual cash retainer	125,000	130,000
Annual restricted stock unit award	175,000	185,000
Committee Chairs
Additional annual cash retainer	25,000	25,000
Board Chairman
Additional annual cash retainer (paid 50% in cash and 50% in equity)	225,000	225,000

For new Board members, these amounts are prorated for partial-year service based on the date of election to the Board. Amounts may be deferred at each director's election for payment in company common stock at a future date. Directors deferring cash compensation receive a number of deferred share rights equal to the number of whole shares of common stock that could be purchased for the deferred amount, based on the closing price of a share of common stock on the date the cash compensation would otherwise be payable.

UNUM GROUP	36	2026 PROXY STATEMENT

DIRECTOR COMPENSATION
Directors’ expenses for attending Board and committee meetings, or other meetings relating to company business, are paid by the company. Directors are also eligible to participate in our matching gifts program. Under this program, we match up to $10,000 each year for eligible gifts to nonprofit organizations. Directors can also elect to contribute to the Unum Political Action Committee (UnumPAC) through a deduction from their annual fees earned. For those who choose to contribute to the UnumPAC and utilize the matching contribution feature, the company will make a matching contribution to the qualifying charity of the Board member's choice up to the $10,000 matching gift limit.
Mr. McKenney is employed by the company and receives no additional compensation for his Board service.
2025 Compensation
Our Board compensation year starts at each Annual Meeting and concludes on the next Annual Meeting. The annual Board and committee chair cash retainers and restricted stock unit awards are paid/granted annually in advance. The additional retainer for the Board Chairman is paid in the form of 50% cash and 50% restricted stock units. The following table provides details of the compensation of each person who served as a non-employee director during 2025.

NON-EMPLOYEE DIRECTOR COMPENSATION
	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
	($)	($)	($)	($)
Theodore H. Bunting, Jr. (4)	150,000	175,027	5,000	330,027
Susan L. Cross	150,000	175,027	10,000	335,027
Susan D. DeVore	150,000	175,027	10,000	335,027
Joseph J. Echevarria	125,000	175,027	—	300,027
Cynthia L. Egan	150,000	175,027	10,000	335,027
Kevin T. Kabat	237,500	287,544	—	525,044
Timothy F. Keaney	125,000	175,027	5,000	305,027
Gale V. King	125,000	175,027	10,000	310,027
Mojgan M. Lefebvre	125,000	175,027	—	300,027
Ronald P. O'Hanley	150,006	175,027	10,000	335,033
Gloria C. Larson (5) (former director)	—	—	5,000	5,000
(1)Amounts represent retainers, including for service as Board Chairman and committee chairs, which were paid in 2025, either in cash or deferred shares, for 2025/2026 Board service.
Board members were given the opportunity to contribute to the UnumPAC from their fees earned. If the Board member elected to make a UnumPAC contribution, it was deducted from their cash fees and the remainder was paid in cash or converted to deferred share rights, based on the Board member's election. For those who chose to contribute to the UnumPAC and utilize the matching contribution feature, the company would make a matching contribution to the qualifying charity of the Board member's choice up to the $10,000 matching gift limit. For those who elect to have their UnumPAC contribution matched, the match is made in the next calendar year (i.e., in 2025 for the 2024 contribution or in 2026 for the 2025 contribution).
Mr. O'Hanley elected to defer his cash retainer, which was converted to deferred share rights with a value substantially equal to the amount reflected in the table.
(2)On May 22, 2025, each non-employee director then serving was granted 2,198 restricted stock units (RSUs) under our 2022 Stock Incentive Plan. Mr. Kabat was granted an additional 1,413 RSUs for his service as Board Chairman.
We account for stock-based payments under the requirements of Financial Accounting Standards Board (FASB) ASC Topic 718 "Compensation - Stock Compensation" (ASC 718). A complete discussion of the assumptions made as well as the financial impact of this type of compensation can be found in Notes 1 and 13 of the Consolidated Financial Statements in Part II, Item 8 of our Form 10-K for the year ending December 31, 2025.

UNUM GROUP	37	2026 PROXY STATEMENT

DIRECTOR COMPENSATION
The following table provides details of the unvested RSUs held by each non-employee director as of December 31, 2025. Dividends on director RSUs are accrued in cash and paid at the same time that the underlying RSUs vest. Deferred share rights are fully vested and not reflected in the table below. Ms. Larson held no unvested equity awards as of December 31, 2025.

Director Name	Number of Restricted Stock Units Held at Fiscal Year End	Director Name	Number of Restricted Stock Units Held at Fiscal Year End
Theodore H. Bunting, Jr.	2,198	Kevin T. Kabat	3,611
Susan L. Cross	2,198	Timothy F. Keaney	2,198
Susan D. DeVore	2,198	Gale V. King	2,198
Joseph J. Echevarria	2,198	Mojgan M. Lefebvre	2,198
Cynthia L. Egan	2,198	Ronald P. O'Hanley	2,198
(3)Amounts represent the company’s matching gifts resulting from the directors’ charitable gifts. The UnumPAC matching gifts are reflected for those who chose to contribute to the UnumPAC during 2024 and chose to utilize the matching contribution feature during 2025. For those who made a UnumPAC contribution during 2025 and elected to have their UnumPAC contribution matched, the match will be made in 2026 and reflected in the Non-Employee Director Compensation table next year. For Ms. Larson, in recognition of her retirement from the Board, this amount reflects a $5,000 charitable contribution made in her name.
(4)Mr. Bunting is not standing for re-election at the 2026 Annual Meeting.
(5)Ms. Larson did not stand for re-election and retired from the Board at the 2025 Annual Meeting of Shareholders.
Director Stock Ownership and Retention Requirements
Each non-employee director is required to own Unum equity securities with an aggregate value of five times the director’s annual cash retainer (for a total current ownership requirement of $625,000, increasing to $650,000 in May 2026). New directors have five years from the date of their election to meet the ownership requirement.
Non-employee directors are required to retain 100% of the shares they receive as director compensation until their ownership requirement is met and must thereafter continue to meet the ownership requirement after giving effect to any proposed disposition of shares.
The Committee annually reviews each director’s stock ownership level. If a director does not reach his or her ownership requirement within the time period provided, the Committee will determine whether action is appropriate. For purposes of calculating stock ownership, the greater of the spot price or the preceding 12-month average closing stock price is used to reduce volatility in outcomes. As of December 31, 2025, each of the 10 non-employee directors then serving on the Board met the ownership requirement.

UNUM GROUP	38	2026 PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE
Board and Committee Governance
Corporate Governance Guidelines
The Board of Directors has adopted corporate governance guidelines on a number of significant matters, including director selection and independence, director responsibilities, Board leadership, and management succession. The corporate governance guidelines are available on our investor relations website under the "Governance" heading at https://investors.unum.com. The Governance Committee regularly reviews developments in corporate governance and recommends updates to the corporate governance guidelines and other documents as necessary or appropriate in response to regulatory requirements and evolving practices.
Board Leadership Structure
Kevin T. Kabat serves as non-executive Chairman of the Board and Richard P. McKenney serves as President and CEO of the company. As the non-executive Chairman, Mr. Kabat is also deemed the Lead Independent Director and, as such, has the responsibilities outlined in our corporate governance guidelines, including:
•Presiding at all meetings of the Board, including executive sessions of the independent directors;
•Communicating actions/issues arising from executive sessions to the CEO, as appropriate;
•Authority to call meetings of the independent directors;
•Authority to approve meeting schedules, agendas and information provided to the Board;
•Advising the Board on Board development, including Board and committee leadership succession planning;
•Assisting the Governance Committee in overseeing annual performance evaluations of the Board and committees;
•When requested by the independent directors, hiring advisors to the independent directors, to be paid by the company;
•Receiving, through the Corporate Secretary, communications from shareholders seeking to communicate with the Board;
•Serving as a liaison to the independent directors; and
•If requested by major shareholders, ensuring he is available for consultation and direct communication.

The Board believes the current leadership structure provides significant independent oversight of management, as Mr. McKenney (our CEO and an employee of the company) is the only member of the Board who is not an independent director. The Board holds executive sessions, without management present, at each regularly scheduled in-person Board meeting. In 2025, the independent directors met alone in executive session five times, and each session was chaired by Mr. Kabat.
Our bylaws and corporate governance guidelines allow the offices of Chairman and CEO to be filled by the same or different individuals. This allows the Board flexibility to select the appropriate leadership for our company based on a number of factors, including the specific needs of the business and what best serves the company and shareholders at a given time. The independent directors of the Board will continue to review the Board’s leadership structure periodically and may modify this structure from time to time as they determine appropriate and in the best interests of the company and shareholders.

UNUM GROUP	39	2026 PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE
Board Meetings and Attendance
The Board of Directors met six times during 2025. Depending upon committee assignments and when a director joined the Board, a director generally had 6 to 21 meetings to attend in 2025. Average director attendance at Board and committee meetings was 98%, and each incumbent director attended at least 93% of the total number of meetings of the Board and committees on which he or she served during the period of the director’s service in 2025.
Directors are expected to attend Annual Meetings. All current directors serving on the Board at the time of the 2025 Annual Meeting attended that meeting.
Committees of the Board
The Board of Directors has five standing committees: Audit, Risk and Finance, Governance, Human Capital, and Regulatory Compliance. Each committee has a charter available on our investor relations website under the "Governance" heading at https://investors.unum.com. In addition to the duties contained in their respective charters (some of which are listed under "Committee Responsibilities" below), each committee may be assigned additional tasks by the Board, and each is charged with reporting its activities to the Board.

BOARD MEMBERS AND COMMITTEES

	Audit	Risk & Finance	Governance	Human Capital	Regulatory Compliance
Theodore H. Bunting, Jr.(1)(2)	Chair				●
Susan L. Cross(2)	●	Chair
Susan D. DeVore			●	Chair
Joseph J. Echevarria		●	●
Cynthia L. Egan				●	Chair
Kevin T. Kabat(3)			●
Timothy F. Keaney(2)	●	●
Gale V. King	●			●
Mojgan M. Lefebvre		●			●
Richard P. McKenney(4)
Ronald P. O'Hanley			Chair	●
2025 Committee Meetings	9	6	4	5	4

(1)     As noted in Item 1 of the "Items to be Voted On" on page 114, Mr. Bunting is not standing for re-election at the 2026 Annual Meeting.
(2)    Audit Committee Financial Expert.
(3)    Chairman of the Board.
(4)    President and CEO.

UNUM GROUP	40	2026 PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE
COMMITTEE RESPONSIBILITIES
Listed below are certain areas of responsibilities for the Board's committees. For a complete listing of each committee's responsibilities, please refer to their charters located on our investor relations website under the "Governance" heading at https://investors.unum.com.

Audit Committee(1)
●
Assists the Board in its oversight of the integrity of the company's and its subsidiaries' financial statements and related disclosures and the effectiveness of the company's internal control over financial reporting.

●	Evaluates the qualifications, independence, and performance of the company's independent auditors, and has the sole authority to appoint and, if necessary, replace the company’s independent auditors.
●	Oversees the company's internal audit function.
●	Assists the Board in its oversight of the financial risks of the company.
●	Oversees the company's compliance with legal and regulatory requirements within the scope of the Audit Committee's responsibilities.
●	A more complete description of the responsibilities of the Audit Committee is included in the "Report of the Audit Committee" on page 56.

Governance Committee(2)
●
Assists the Board in implementation and oversight of our corporate governance policies. The Governance Committee recommends criteria for selecting new directors, identifies qualified candidates for the Board, and recommends the individuals to be nominated by the Board for election as directors.

●	Develops and recommends to the Board our corporate governance guidelines.
●	Oversees the process for Board and committee evaluations.
●
Advises the Board on corporate governance matters, including with respect to the size, composition, operations, leadership, succession plans, independence and the needs of the Board and its committees.

●	Oversees and monitors the effectiveness of the company's sustainability program and annually reviews the company's Impact and Sustainability report.
●	Advises the Board and other committees regarding sustainability risks and opportunities.

Human Capital Committee(3)
●
Assists the Board in oversight of our compensation and benefit programs, related risks to support business plans, compliance with regulatory requirements related to compensation, attraction and retention of key executives, and tying compensation to performance.

●	Establishes our general compensation philosophy, principles and practices.
●
Reviews and takes into consideration the results of any shareholder votes on executive compensation matters, including the results of the most recent shareholder advisory vote on executive compensation.

●	Evaluates and approves compensation and benefit plans.
●	Annually reviews performance and approves compensation of the CEO and other executive officers.
●	Reviews and recommends to the Board the form and amount of director compensation.
●	Oversees the company's development and implementation of, and monitors the effectiveness of, the company's policies and strategies relating to its human capital management function.

Regulatory Compliance Committee(4)
●	Assists the Board in its oversight of regulatory, compliance, policy and legal matters and related risks and compliance with laws and regulations.
●	Monitors the effectiveness of our compliance efforts concerning applicable regulatory and legal requirements and internal policy.
●
Reviews and discusses with management any communication to or from regulators or governmental agencies and any complaints, reports and legal matters that raise significant issues regarding our compliance with applicable laws or regulations.

●	Reviews the political contributions of UnumPAC and Unum and oversees compliance with the company's Policy Statement on Political Contributions.
●	Monitors the investigation and resolution of any significant instances of noncompliance or potential compliance violations.

UNUM GROUP	41	2026 PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE

Risk and Finance Committee(5)
●
Assists the Board in oversight of our investments, capital and financing plans and activities, including dividends and borrowings, and related financial matters and the associated risks. It also oversees our enterprise risk management activities and other risks not specifically allocated to another committee.

●	Monitors, evaluates and recommends to the Board capital and financing plans, activities, requirements and opportunities.
●	Oversees implementation of and compliance with investment strategies, guidelines and policies.
●	Authorizes material loans and investments of the company.
●
Oversees and receives reports concerning overall management of risks arising under the company's information security (including cybersecurity) and business resiliency (including disaster recovery and business continuity) programs.

●
Monitors, evaluates and makes recommendations regarding matters pertaining to our Closed Block segment, including long-term care business, that could have meaningful impact upon any of the matters for which the Risk and Finance Committee has oversight responsibility.

(1)All members of the Audit Committee meet the independence requirements of the SEC and the NYSE and our corporate governance guidelines. Ms. Cross and Messrs. Bunting and Keaney are "audit committee financial experts" under SEC regulations, and all members of the Audit Committee are "financially literate" as required by the NYSE.
(2)All members of the Governance Committee meet the independence requirements of the NYSE and our corporate governance guidelines.
(3)All members of the Human Capital Committee meet the independence requirements of the NYSE for directors and compensation committee members and our corporate governance guidelines and are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.
(4)All members of the Regulatory Compliance Committee meet the independence requirements of our corporate governance guidelines.
(5)All members of the Risk and Finance Committee meet the independence requirements of our corporate governance guidelines.

UNUM GROUP	42	2026 PROXY STATEMENT

BOARD AND COMMITTEE GOVERNANCE
The Board’s Role in Risk Oversight
The Board has an active role, as a whole and through its committees, in overseeing management of the company’s risks. The Board is responsible for oversight of strategic risk, and regularly reviews information regarding our capital, liquidity and operations, as well as the risks associated with each. The Risk and Finance Committee is responsible for oversight of the company’s risk management process, including financial risk, operational risk, and any other risk not specifically assigned to another Board committee. The Risk and Finance Committee is also responsible for overseeing risks associated with investments, and capital and financing plans and activities, including those pertaining to our Closed Block segment. Additionally, this committee oversees risks implicated by our information security and business resiliency programs (cybersecurity, disaster recovery and business continuity risks). The Audit Committee is responsible for oversight of financial and financial reporting risks and continues to fulfill its NYSE-mandated responsibility to discuss guidelines and policies with respect to the process by which the company undertakes risk assessment and risk management. The Human Capital Committee is responsible for oversight of risks relating to recruitment, retention, talent management, employee engagement and our compensation plans and programs. The Human Capital Committee receives an annual risk assessment of the compensation program from the company's Chief Risk Officer, as more fully described below. The Regulatory Compliance Committee is responsible for oversight of risks related to regulatory, compliance, policy and legal matters, both current and emerging and whether of a local, state, federal or international nature. The Governance Committee assists the Board in implementation and oversight of the company’s corporate governance policies and related practices designed to mitigate risks, including with respect to Board practices, shareholder engagement, and sustainability risks and opportunities.
For additional information on our enterprise risk management program, see "Risk Management" on page 55.
Compensation Risk
Each year, the company’s Chief Risk Officer, in consultation with the Human Capital Committee, undertakes a risk assessment of our compensation programs and practices. This year’s process included the following steps:
•Review of the overall design and philosophy of the company’s incentive compensation programs, including any proposed changes;
•Receive reports from incentive program owners on risk assessment and management;
•Review an assessment of the 2025 annual incentive program and long-term incentive program performance measures for alignment with actual business results;
•Identification of fundamental principles to test, including the SEC’s non-exclusive list of situations where compensation programs may have the potential to raise material risks to the company;
•Assess the incentive programs in light of the company’s primary risks (as disclosed in the company’s Form 10-K) and the company’s annual financial and capital plans;
•Review reports to the Human Capital Committee regarding incentive compensation programs; and
•Review and confirm the UK Chief Risk Officer’s and Poland Risk Manager’s remuneration risk assessments and individual sign-offs.

Based on this assessment, the following conclusions were reached by the Chief Risk Officer and presented to the Human Capital Committee:
•The company’s incentive program targets, thresholds, caps, metric weightings and payout curves are effective control mechanisms;
•The incentive plans are balanced and align the long-term interests of stakeholders and management;

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•Individual performance assessments, which evaluate leadership performance and expectations, are included in each employee's annual award determinations;
•The program’s goals are effectively balanced and consistent with the risk levels embedded in the company’s financial and capital plans;
•All potential awards are subject to Human Capital Committee discretion, and the company has recoupment policies in place in the event of a material earnings restatement; and
•The sales/field compensation programs are adjusted annually to align with corporate strategy.

Accordingly, our Chief Risk Officer and the Human Capital Committee determined the company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the company, and the programs fall within the range of the company's risk appetite.
Management Succession and Leadership Development Planning
The Human Capital Committee has primary oversight of the company’s management succession planning and leadership development processes. In fulfilling this responsibility, the Human Capital Committee periodically conducts comprehensive reviews of succession planning and leadership development. These reviews encompass the strength, depth and readiness of the leadership pipeline, individual development plans for leaders in key roles, and contingency succession planning for critical positions. In addition, the Board reviews CEO succession on an annual basis.
The Human Capital Committee also receives periodic updates from senior management regarding talent initiatives, leadership capabilities, and ongoing efforts to strengthen succession readiness across the organization. The full Board receives reports from the Human Capital Committee and provides oversight of broader executive succession planning as part of its overall governance responsibilities.
Oversight of Cybersecurity
The Risk and Finance Committee oversees the company's cybersecurity program, which includes controls and procedures for monitoring, reporting, managing, and remediating cyber threats and is designed to protect the confidentiality, integrity and availability of all data the company owns or possesses. The company's Chief Information Security Officer (CISO) manages the program, with collaboration across the company’s businesses and functions. The CISO makes quarterly reports to the Risk and Finance Committee about material cybersecurity risks, updates to the cybersecurity program, metrics that evaluate the effectiveness of the cybersecurity program, material cybersecurity incidents and remediation plans. The Risk and Finance Committee also receives timely reports from the CISO when there are significant cybersecurity incidents or updates to the company's cybersecurity risk assessment, which are also communicated to the full Board. The Audit Committee receives updates on significant cybersecurity incidents and plans as part of its oversight of the company's financial risks and in connection with its oversight of the integrity of the company's financial statements and related disclosures. The full Board also takes an active role in overseeing cybersecurity risk, including receiving updates twice a year from the CISO, one of which includes an annual report from the CISO that provides an overview of the status and effectiveness of our cybersecurity risk management program and participating in cybersecurity incident response tabletop exercises.

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Oversight of Artificial Intelligence
Our company’s approach to artificial intelligence (AI) is guided by a set of principles designed to align our use of AI with the needs and interests of customers, employees, and wider stakeholders. We focus on deploying AI where it can meaningfully improve customer experiences and outcomes. Our approach to AI balances technology with human judgment and empathy, recognizing that people remain central to the services we provide. The Board oversees the company’s AI strategy and monitors stakeholder expectations regarding our use of AI through its Risk and Finance Committee, as well as through management reports and presentations from external experts. The Risk and Finance Committee oversees the company's enterprise-wide risk management (ERM) program and receives regular updates from our Chief Risk Officer (CRO) regarding the company’s AI operating model and related risks. In addition, other Board committees discuss and oversee specific AI-related risks within their areas of responsibility. For example, the Audit Committee monitors the use of AI as part of internal audit processes, and the Regulatory Compliance Committee monitors the AI regulatory landscape. Formalized governance has been integrated throughout the company’s AI risk management framework. The framework leverages standards, policies and controls for AI developed or deployed at Unum to identify and monitor risks, all within the scope of our ERM program. The framework is designed to maintain appropriate security and quality standards, and promote our ethical use of AI and compliance with relevant regulations. Our Executive Risk Management Committee (ERMC) is responsible for overseeing our ERM program, including our AI risk management framework. The ERMC is chaired by our CRO and comprised of senior leaders from our corporate functions and business segments. The ERMC is supported by an AI governance committee, which establishes standards, policies, and controls, and cross-functional management councils that collectively identify, monitor, and report on related risks, execute on AI designs and solutions, and validate AI projects for alignment with our enterprise strategy.
Impact and Sustainability
The Governance Committee oversees and monitors the effectiveness of the company's sustainability program, including strategies and key initiatives. The Governance Committee receives quarterly reports concerning progress against corporate sustainability priorities and annually reviews the company's Impact and Sustainability report prior to publication. In addition, other Board committees regularly discuss and oversee specific impact and sustainability-related matters within their areas of responsibility. For example, the Human Capital Committee monitors the effectiveness of our human capital strategies and corporate social responsibility programs, and the Regulatory Compliance Committee discusses public policy matters. The full Board also seeks to understand investor and stakeholder expectations regarding these issues through annual shareholder outreach efforts in which the Chair of the Human Capital Committee participates.

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Director Retirement Policy
Our bylaws do not allow any person to serve as a director beyond the date of the Annual Meeting of Shareholders immediately following his or her 75th birthday.
Compensation Committee Interlocks and Insider Participation
During 2025, Mses. DeVore, Egan and King and Mr. O'Hanley each served as a member of our Human Capital Committee. None of the members has served as an officer of the company, and during 2025 none of the members was an employee of the company. None of our executive officers served as a member of a board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Human Capital Committee.
Related Party Transactions and Policy
The Board has adopted a written policy concerning related party transactions. This policy covers any transaction in which the company was or is to be a participant and the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest. A "related party" means any of our directors, director nominees, executive officers, persons known to us to beneficially own more than 5% of our outstanding common stock, and any of their respective immediate family members, and any entity in which any of these persons has an interest as an employee, principal or 10% or greater beneficial owner or other material financial interest.
Prior to entering into a transaction that may be viewed as a related party transaction, the related party is responsible for notifying our general counsel of the facts and circumstances of the transaction. If the general counsel determines the proposed transaction is a related party transaction, it is submitted to the disinterested members of the Audit Committee for consideration at the next Committee meeting (or to the chair of the Committee if it is not practical to wait until the next meeting and the chair is not a related party to the transaction). The Committee considers all relevant facts and circumstances, including the benefits to the company, if the related party is an independent director or nominee, the potential effect of entering into the transaction on the director’s or nominee’s independence, any improper conflict of interest that may exist, the availability of other sources for the products and services, the terms of the transaction, and the terms available from or to unrelated third parties generally.
The transaction may be approved if it is determined in good faith not to be inconsistent with the best interests of the company and shareholders. Certain types of transactions are deemed to be pre-approved by the Audit Committee, including executive officer and director compensation arrangements approved by the Board of Directors or the Human Capital Committee, indemnification payments and any transaction between the company and any entity in which a related party has a relationship solely as a director, less than 10% equity holder, or employee (other than an executive officer), or all of these relationships.
Since January 1, 2025, there have been no related party transactions requiring disclosure in this proxy statement.

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Codes of Conduct and Ethics
The Board has adopted a Code of Conduct establishing certain business practices and ethics applicable to all of our directors, officers and employees. Our Code guides employees on how to abide by the company's principles and access the resources available to address ethical issues that arise. We provide online and toll-free access to report issues confidentially and anonymously. We conduct annual training and offer self-service access to a variety of educational materials related to issues covered in our Code. The Board has also implemented a separate Code of Ethics applicable to our CEO and certain of our senior financial officers.
We expect all employees and officers of Unum to abide by the principles and policies set forth in our codes. Both of these codes are available on our investor relations website under the "Governance" heading at https://investors.unum.com. In the event we amend or waive any of the provisions of our codes applicable to our directors or executive officers, we intend to disclose them on this website to the extent required by SEC or NYSE rules.
Unum continuously strives to operate with the highest standard of excellence and fully understands that integrity and trust are central to all we do to support our customers and employees. This commitment was recognized externally for a sixth consecutive year, as Unum was named one of the World's Most Ethical Companies by Ethisphere®, a global leader in defining and advancing corporate ethical standards. Unum has an independent review of our ethics and compliance program performed every three years, which will be conducted again in 2026. In 2023, Unum engaged Ethisphere to conduct a comprehensive review of Unum's ethics and compliance program, evaluating the program against regulatory guidelines, industry best practices, and other benchmarks. Unum earned Ethisphere’s Compliance Leader Verification for 2023 and 2024, which recognizes organizations with an outstanding commitment to achieving a best-in-class ethics and compliance program.

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Other Governance Matters
Shareholder Engagement
In line with our commitment to open communication and transparency, a robust shareholder engagement process occurs throughout the year.

Our investor relations team maintains an open dialogue with the financial community, including our current shareholders. Quarterly earnings reports provide an opportunity to update the financial markets on the most recent financial results as well as strategy, capital management plans, and our outlook. The day after each quarterly earnings release, our executive management team, including the CEO and CFO, hosts a conference call with the investment community with prepared comments on our results as well as a question and answer session.

The investor relations team and executive management regularly participate in several financial services related conferences and events hosted by sell-side analysts or investment banking firms. During these sessions, we communicate with investors and shareholders, as well as investment analysts, in small group sessions and/or through management presentations. We also reach out to existing and prospective shareholders over the course of each quarter. Investors and shareholders are also invited to contact the investor relations team directly with questions regarding the company’s results and strategy.

In the late summer and early fall, representatives from our investor relations, legal and human resources teams invite our top shareholders to engage with us on our business, corporate governance and executive compensation practices, as well as to learn about any other topics that are important to our shareholders. During 2025, we contacted shareholders who represented approximately 80% of our shares held by institutions. Seven shareholders, representing approximately 42% of our outstanding institutional shares, accepted our invitation for engagement. Our independent Human Capital Committee Chair joined three of these meetings. Shareholders representing approximately 7% of our outstanding institutional shares responded that a meeting was not necessary. Overall, these communications promote greater engagement with our shareholders on various corporate governance issues and provide a forum to discuss perspectives on our policies and practices.

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During the winter, we review the feedback we received during the shareholder meetings with both our Governance and Human Capital Committees, as well as with the full Board, and use it to enhance proxy disclosures and consider any recommended governance and compensation changes prior to the next Annual Meeting. Following our Annual Meeting in the spring, we review our shareholder voting results, consider compensation and governance trends and current best practices, and conduct follow-up meetings with shareholders to discuss any issues.

The company historically holds outlook meetings to discuss our financial and capital plans and to update the financial community on our strategy. Most recently, the company held an outlook meeting on February 6, 2026; presentation materials related to that meeting may be found on the company's investor relations website under the "News & Events" heading at https://investors.unum.com or on the SEC’s website at www.sec.gov.
For additional information on feedback we received from our shareholders during our outreach efforts, refer to page 7.

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Impact and Sustainability
At Unum Group, our purpose is helping the working world thrive throughout life's moments. As a workplace benefits leader, we provide a critical financial safety net for millions of people. We are driven to deliver for those who count on us by supporting our customers, our communities and each other every day.
Our focus on doing the right thing guides our approach to business, sustainability and social responsibility. Unum has a long tradition of engaging with shareholders, customers, employees, suppliers and communities in order to support our enterprise purpose, goals, strategy and values.
The Governance Committee of the Board provides oversight and guides the company's sustainability strategy and initiatives. We continue to strengthen and mature our management and disclosure of sustainability matters, and to evaluate and address emerging risks and opportunities to our business.
Our corporate strategy is supported by our sustainability strategic framework to create long-term value for key stakeholders. Using this framework, we identify and implement business strategies that include social, environmental, governance and economic dimensions. By adopting business strategies that align impact and sustainability issues with key economic drivers, we strive to create long-term value for investors and customers. This approach also benefits the communities in which we operate. Our strategies consider both opportunities and risks associated with the sustainability-related dimensions of our business. To aid in understanding our environment-related risks and opportunities, we use scenario analyses, and other quantitative and qualitative assessments. We also use materiality assessments to inform our sustainability reporting approach, while regularly reviewing external frameworks and increasing the use of technology to strengthen data integrity and reporting quality.
A more comprehensive discussion of our efforts, progress and assessments is published in our Impact and Sustainability Report and our Climate-Related Financial Risks and Opportunities Assessment. Both of these documents are available at https://investors.unum.com.
Governance and Business Practices
We work to maintain a sound governance framework rooted in a culture of integrity and responsiveness to the long-term interests of our shareholders. Board members and management value shareholder perspectives as they consider the current governance landscape and shape our practices to keep pace with, if not stay ahead of, best practices. We list many of our governance practices on page 7.
Our business conduct is guided by our Code of Conduct, a set of guiding principles that links our purpose and values to a culture of ethical conduct. Our corporate compliance programs are designed to employ best practices in line with the U.S. Department of Justice guidance and reflect the regulatory environment in which we operate. These programs are critical to protecting our customers and employees while enabling compliant and ethical business growth.

Our commitment to good governance is consistently recognized externally. Ethisphere®, a global leader in defining and advancing corporate ethical standards, named Unum Group one of the World's Most Ethical Companies for the sixth consecutive year.

ACCESS TO FINANCIAL PROTECTION BENEFITS
Unum Group strives to create positive change every day for our customers and communities by raising public awareness for financial protection benefits. We help millions of people gain affordable access to disability, life, accident, critical illness, dental and vision benefits through the workplace — benefits that help them protect their families, their finances and their futures. We are focused on understanding and anticipating the evolution of the workforce so that the financial protection we provide aligns with emerging needs.

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Our product portfolio provides a wide range of coverage options for employees, including:
•Life insurance plans that feature financial, legal and emotional counseling for beneficiaries;
•Short-term and long-term disability insurance with a variety of coverage options; and
•Accident, critical illness and hospital insurance plans that feature benefits for many health situations.

Our absence management and other workplace solutions improve HR efficiencies with modern tools designed for increased visibility and an elevated employee experience.
We continue to make investments in technology and our people to enhance the experience of our customers, and our goal is to continue delivering the best experience for those who rely on us for their employee benefit needs. We monitor overall satisfaction through our customer relationship surveys and at key touchpoints during interactions with Unum.
PRIVACY AND CYBERSECURITY
We are committed to safeguarding the privacy and security of the information our customers share with us. Through our cybersecurity program, we constantly watch for threats to our systems and make real-time adjustments to our defenses to protect customer data and minimize service disruptions. We identify and assess cybersecurity risks on an ongoing basis by maintaining a cybersecurity program that involves a defense-in-depth approach with multiple layers of security controls to protect our environment. We have invested in and deployed a security operating model involving people, processes, and technology that is designed to protect against potential and known cybersecurity risks and threats. Key features of our cybersecurity program include the following:
•A global incident management team, comprised of executive and senior management-level personnel, that is responsible for oversight of our business resiliency and cybersecurity incident response programs;
•Cybersecurity incident response tabletop exercises with senior management and third-party experts to test our incident response plan and enhance our readiness for a potential cybersecurity incident;
•An annual cybersecurity risk assessment to evaluate our cybersecurity program and related controls, which is informed by the guidelines published by the National Institute of Standards and Technology;
•An annual System and Organization Controls 2 Type 2 examination of certain cybersecurity controls conducted by an external firm, as well as security risk assessments, security program assessments, penetration testing, and other services related to cybersecurity, with additional third parties engaged as needed; and
•Annual employee training programs on information security, cybersecurity practices and protection of data against cyber threats, as well as regular employee phishing awareness campaigns.
INVESTING WITH PURPOSE
Unum Group’s investment philosophy is to deliver optimal, risk-adjusted returns through a disciplined investment strategy. Our approach is driven by strong asset-liability management, allowing portfolio construction that supports the long-term obligations we make to policyholders and stakeholders. We strive to be responsible stewards of our assets within a framework of strong governance and transparency while also positively impacting our communities.
Our research analysts have a strong understanding of the companies in which we invest and strive to consider all relevant factors that contribute to informed investment decisions. Our internal investment risk scoring process incorporates sustainability-related factors that are relevant to financial performance. This process covers more than 96% of assets under management including our U.S. investment grade and high-yield corporates, municipal and sovereign bonds, private placements, commercial mortgage loans and mortgage-backed securities. Investments under management that are not included in our internal risk scoring process are subject to alternative risk assessments.

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Our Culture and People
Engaging with our employees and community partners represent key pathways to creating better places to live and work.

Health & Wellbeing	Workplace Excellence	$14.8 million
Recognized as a Best Employer for Excellence in Health & Wellbeing	Our commitment to workplace excellence has led us to be recognized as a leading employer across our geographic footprint, in technology and innovation, and for people with disabilities (see page 54)	Contributed to charitable causes in 2025. Our employees also volunteered 89,000 hours to support our communities
EMPLOYEE WELLBEING
Unum Group is committed to offering programs and services that support each employee’s entire wellbeing – physically, emotionally, financially and professionally. We provide competitive benefits, modern workspaces, and resources designed to help employees and their families thrive throughout every stage of their lives.
We offer comprehensive health coverage and other insurance benefits, annual screenings, and programs that educate employees and help them manage chronic health issues. Our company also offers a comprehensive retirement program, student debt relief, voluntary income protection and other financial wellbeing benefits. Mental health resources for employees and wellbeing benefits such as online fitness classes and home office-based counselors help employees address some of today's most prevalent challenges. Through our family support offerings, we provide paid days off, paid parental leave for employees with new children, paid caregiver leave and family planning benefits.
Our company puts a strong focus on training and professional development. All employees participate in an annual curriculum of training on our Code of Conduct (which covers a variety of topics including ethics, anti-harassment, regulatory compliance and our business practices), privacy, and information security. We also provide employees and managers training and development programs tailored to their specific roles and support the professional development of our employees through our tuition assistance program.
Through engagement surveys and pulse checks, we monitor corporate culture and develop action plans to drive improvement in specific areas. We also seek feedback from employees through these surveys, employee town halls and other opportunities, and use this feedback to accelerate change at Unum. High participation in these efforts has allowed us to track trends in engagement, belonging and other key metrics over time.
These and other steps have helped to attract and retain talent and prepare our employees to deliver best-in-class customer service.

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INCLUSIVE WORKPLACE
Our purpose of helping the working world thrive throughout life's moments starts with our workforce. Unum is committed to a culture of inclusivity and belonging for all our employees across our enterprise. We strive to be a welcoming community where everyone feels valued and supported and, as a result, connects with our customers more effectively. Our programming and vibrant employee networks, which are open to the entire workforce, remain focused on helping us live up to our purpose and corporate values.
The unique perspectives, experiences and backgrounds of our employees empower us to better serve our customers, communities and one another. This diversity of thought fosters innovation, which is crucial to helping people thrive.
POSITIVELY IMPACTING OUR COMMUNITIES
We’re dedicated to building stronger communities in the places where we live and work. Through employee volunteering and financial gifts, we partner with community organizations to create equitable opportunities for education and workforce development and promote healthier communities. We provide paid time off for employees to volunteer at company-sponsored activities, and we match employee charitable giving.
In 2025, we provided $14.8 million in charitable contributions in support of a variety of local charities across our geographic footprint. In addition, our employees volunteered 89,000 hours to positively impact our communities.
Environmental Impact
Making a positive impact in the communities where we live and work involves being a responsible steward of resources. Unum Group demonstrates this commitment through sustainable practices, efficient resource management and ethical decision-making. We seek to continuously improve the way that we operate our business to minimize our environmental impact.
Our main direct impact on the environment is through our facilities. Within these facilities, we have made significant strides in several areas to measure our impact and improve efficiencies to reduce our carbon footprint, waste, water use and more. Ongoing education and engagement are key to these efforts.

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External Recognition
Our commitment to impact and sustainability issues has been recognized by several independent organizations through various workplace, governance and ethics recognition programs, including those below.

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Risk Management
Effectively taking and managing risks is essential to the success of our company. To facilitate this effort, we have a formal enterprise risk management (ERM) program, with a framework comprising these key components:
•Risk-aware culture and governance
•Risk appetite
•Risk identification and prioritization
•Risk reporting
•Risk management and modeling

Our ERM framework is the ongoing system of people, processes, and tools across our company under which we function consistently and collectively to identify and assess risks and opportunities, to manage all material risks within our risk appetite, and to contribute to strategic decision making. With the goal of maximizing shareholder value, the primary objectives of our ERM framework are to support Unum Group in meeting its operational and financial objectives, which include maintaining liquidity, optimizing capital, and protecting franchise value.
Our Executive Risk Management Committee (ERMC) is responsible for overseeing our enterprise-wide risk management program. Our ERMC is made up of senior management from our corporate functions and business segments. The Chief Risk Officer (CRO), who chairs the ERMC, has primary responsibility for our ERM program and is supported by management committees and other governing bodies. The CRO is independent of the company’s business units and is responsible for driving disciplined risk management practices across the enterprise and is accountable to the Board and the company’s CEO for oversight of the company-wide risk management program. The CRO is also responsible for delivering independent assessments of Unum’s risks to the Board.
Our risk appetite reflects acceptable boundaries for the risks we are willing to assume and the acceptable boundaries for uncertainty in achieving our strategic objectives. Our risk appetite statement defines our approach to risk taking and guides decision making as to the amount and types of risks we assume in fulfilling our purpose and advancing our strategy.
Risk identification and prioritization is an ongoing process, whereby we identify and assess our risk positions and exposures, including notable risk events. Additionally, we identify emerging risks and analyze how material future risks might affect us.
Regular internal and external risk reporting is an integral part of our ERM framework. Internally, ERM reports are a standard part of our quarterly senior management and Board meetings. The reports summarize our existing and emerging risk exposures, as well as report against the tolerances and limits defined by our risk appetite statement.
Our ERM framework takes a decentralized approach to risk management that relies on the three lines of defense; own and manage, oversee, and independent assurance. The second line plays an important role in providing reliable, current, timely, and actionable information about the uncertainties that might affect the achievement of Unum's objectives. Our ERM framework aggregates a combination of qualitative and quantitative measures to inform our assessment at the enterprise level.

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REPORT OF THE AUDIT COMMITTEE
Report of the Audit Committee
The Audit Committee (in this report, the "Committee") is appointed by the Board of Directors and operates under a written charter adopted by the Board, a copy of which is available on the company’s investor relations website under the heading "Governance" at https://investors.unum.com. The Committee is comprised solely of independent directors who meet the independence requirements of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE). All members of the Committee are "financially literate" as required by the NYSE, and the Board has determined that three of the current members, Theodore H. Bunting, Jr., Susan L. Cross, and Timothy F. Keaney, are "audit committee financial experts" under SEC regulations.
The primary purpose of the Committee is to assist the Board in its oversight of the:
•Integrity of the company’s financial statements and related disclosures;
•Effectiveness of the company’s internal control over financial reporting;
•Compliance by the company with legal and regulatory requirements;
•Qualifications, independence and performance of the company’s independent auditor;
•Responsibilities and performance of the company’s internal audit function; and
•Financial risks of the company.

The Committee is also responsible for discussing guidelines and policies for how the company undertakes risk assessment and risk management. The Committee receives regular enterprise risk management (ERM) reports presented to the Risk and Finance Committee, as well as the Own Risk and Solvency Assessment (ORSA) summary report. The ORSA summary report provides strong evidence of the strengths of the company’s ERM framework, measurement approaches, key assumptions used in assessing our risks, and prospective solvency assessments under both normal and stressed conditions.
Management is primarily responsible for the preparation, presentation and integrity of the company’s financial statements and for the reporting process, including the establishment and effectiveness of the company’s internal control over financial reporting. The company’s independent auditor is responsible for performing an independent audit of the financial statements and of the effectiveness of the company’s internal control over financial reporting in accordance with auditing standards promulgated by the Public Company Accounting Oversight Board (PCAOB). The independent auditor reports directly to the Committee, which is responsible for the appointment, compensation, retention and oversight of the work performed by the independent auditor.
The Committee met nine times during 2025. The Committee regularly held executive sessions and met separately with its independent auditor, Ernst & Young, and with the internal auditors without management present.
In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management and the independent auditor matters relating to the company’s accounting and financial reporting processes, including the internal control over financial reporting; reviewed and discussed with management and the independent auditor the company’s annual and quarterly financial statements and related disclosures in reports filed with the SEC; preapproved all audit services and permissible non-audit services performed by the company’s independent auditor; reviewed and discussed with management the responsibilities and performance of the internal audit function; discussed with management policies relating to risk assessment and risk management, as well as specific financial risks; and obtained and reviewed reports concerning the company’s policies and procedures for maintaining compliance with legal and regulatory requirements. In carrying out this responsibility, the Committee also monitors whether there is appropriate external and internal auditor focus each year on the company’s IT environment and controls, which in 2025 included internal audit plan coverage of data governance and protection (including cybersecurity) as a key audit theme, and information security and privacy risk as a common scope element of all audits, as well as an annual SOC 2 assessment. During 2025, the Committee also reviewed and discussed both internal and external auditor use of artificial intelligence tools in audit processes.

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REPORT OF THE AUDIT COMMITTEE
The company’s internal audit function, under the direction of the chief auditor, reports directly to the Committee, which is responsible for the oversight of the work performed by the internal auditors. The internal auditors are responsible for, among other matters, conducting internal audits designed to evaluate the company’s system of internal controls. The Committee received regular status reports from the internal auditors concerning the overall scope and plans for their audits, reviewed the budget and staffing of the internal audit function, and approved updates to the company's internal audit charter to align it with new Global Internal Audit Standards and guidance from the Institute of Internal Auditors. The Committee met with the internal auditors, with and without management present, to discuss their audit observations and findings, management’s responses, and their evaluation of the effectiveness of the company’s internal control over financial reporting.
The Committee reviewed and discussed with management the company’s audited financial statements for the year ended December 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and assumptions that could impact the amounts reported in the company’s financial statements, and the clarity of disclosures in the financial statements. The Committee reviewed and discussed with the independent auditor the overall scope and results of the independent audit and its judgments of the quality and acceptability of the company’s accounting principles. The Committee also engaged in discussions with management and the independent auditor concerning, among other matters, any updates to reserve assumptions and related reserve levels across all major business lines, which are presented to the Committee each year. The Committee discussed with the independent auditor the matters required to be discussed by applicable standards of the PCAOB and the SEC. Under PCAOB standards requiring discussion of critical audit matters (CAMs) in auditor reports, the independent auditor discussed with the Committee a CAM relating to the company's liability for future policy benefits related to long-term care insurance contracts, which is described in the independent auditor's report on the company's 2025 financial statements. During 2025, the Committee also met and regularly discussed with management and the independent auditor emerging accounting and disclosure standards and associated implementation plans, including Accounting Standard Updates issued by the Financial Accounting Standards Board and new or amended SEC rules. The Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence. In addition, the Committee discussed with the independent auditor matters relating to its independence, including consideration of whether the independent auditor’s provision of non-audit services to the company is compatible with the auditor’s independence.
Each year, the Committee evaluates the performance of its independent auditor, including the senior audit engagement team, and considers whether to retain the current independent auditor or consider rotating the engagement to a different audit firm. In doing so, the Committee takes into consideration a number of factors, including the professional qualifications of the firm and the lead audit partner, the quality and candor of the firm’s communications with the Committee and the company, the firm's commitment to audit quality, the use of technology and data analytics in the firm's audit processes, and evidence supporting the firm’s independence, objectivity, and professional skepticism. The Committee also reviews and discusses with its independent auditor PCAOB inspection reports of the firm. The Committee and its chair are also directly involved in the selection of the independent auditor's lead engagement partner, who is required to rotate off the engagement after five years of service. The current lead engagement partner assumed this role in 2024 and Committee members held discussions with the exiting partner, the current lead engagement partner (at that time, a candidate), and company management concerning the candidate's experience and qualifications for the role.
Based on its evaluation, the Committee has determined that the continued retention of Ernst & Young to serve as the company’s independent auditor is in the best interests of the company and its shareholders. Accordingly, the Committee appointed Ernst & Young as the company’s independent auditor for 2026. Ernst & Young has served as the company’s independent auditor since the merger of Unum and Provident in 1999, and before that served at various times as the independent auditor for the company and certain predecessor companies. Although the Committee has sole authority to appoint the independent auditor, the Committee recommended that the Board of Directors seek shareholder ratification of the appointment at the Annual Meeting as a matter of good corporate governance.

UNUM GROUP	57	2026 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the company’s audited financial statements for the year ended December 31, 2025 be included in the company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee
Theodore H. Bunting, Jr., Chair
Susan L. Cross
Timothy F. Keaney
Gale V. King

UNUM GROUP	58	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
In this section, we provide an overview of our compensation philosophy and processes, and explain how the Human Capital Committee of our Board (referenced throughout this section as the "Committee") arrived at its compensation decisions for the below named executive officers (NEOs) for 2025.
•Richard P. McKenney, President and Chief Executive Officer
•Steven A. Zabel, Executive Vice President, Chief Financial Officer
•Christopher W. Pyne, Executive Vice President, Group Benefits
•Shelia D. Anderson, Executive Vice President, Chief Information and Digital Officer
•Lisa G. Iglesias, Executive Vice President, General Counsel

UNUM GROUP	59	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Business and Performance Review
2025 Performance
Unum Group is committed to helping the working world thrive throughout life’s moments. Through businesses in the United States, United Kingdom and Poland, we cover millions of people against financial hardships resulting from illness, injury or loss of life. We connect with these people and their families through the workplace by partnering with 178,000 companies. Through these partnerships, we also help employers navigate a complex regulatory environment.
In 2025, we continued to deliver for our customers and create meaningful shareholder value. Thanks to strong premium growth in our core operations driven by ongoing demand for our products and services, we are serving more customers than we ever have before. Rollout of our digital capabilities helped elevate customer satisfaction among both policyholders and employer clients, leading to elevated customer retention levels. We are serving our customers profitably through disciplined underwriting, a focused product mix and our emphasis on building lasting relationships with clients. We also took significant steps during 2025 to strengthen our risk profile, including completing our first external long-term care reinsurance transaction, which reduces our legacy Closed Block footprint and sharpens focus on the core business.
However, after-tax adjusted operating income(1) for the year was $1.4 billion, which was below our expectations. This was impacted by benefits experience across multiple product lines, which was driven by lower recoveries as well as mortality rates. Despite this, we continue to be pleased with the high returns our business generates, which enables us to invest in growth and seize strategic opportunities as they arise. At the same time, we remain committed to returning capital to shareholders, including $1.3 billion in 2025 from share repurchases and dividends. Overall, Unum's strategic initiatives and financial performance underscore its dedication to providing valuable financial protection and support to individuals, families, and employer clients.
Below are key financial performance measures from 2025. Additional measures, including those we use for annual and long-term incentive decisions, can be found beginning on page 68.
(1)After-tax adjusted operating results and book value per share, excluding AOCI, are non-GAAP financial measures. Information about the non-GAAP financial measures used in this proxy statement is set forth in “A Note About Non-GAAP Financial Measures” on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to "Appendix A" of this proxy statement.
(2)Assuming dilution.

UNUM GROUP	60	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Operating Highlights
By living our purpose, we are laser-focused on meeting the needs of our customers. In 2025, Unum paid $8.3 billion in benefits to people facing illness, injury or loss of life. Satisfaction metrics measuring our engagement with customers and partners remained high as we continued to implement new service and support capabilities across the enterprise.
We have transformed our business over the last several years through significant investments in our digital capabilities, and organizational changes to better align our resources with customer outcomes. By investing in technologies that anticipate and deliver on evolving customer expectations, we have continued to separate ourselves from the competition and seize opportunities in the marketplace. These technologies create new digital experiences for customers, automate and modernize business processes, track key metrics, deliver new products and services to market faster, and improve customer satisfaction. Through our efforts to continuously improve, we strive to enrich the experience for our customers and enhance the effectiveness of our people.
Our investment philosophy is to deliver optimal, risk-adjusted returns through a disciplined investment strategy. Our approach is driven by strong asset-liability management, allowing the construction of a portfolio that supports the long-term obligations we make to policyholders and stakeholders. In 2025, our portfolio performed well in a volatile economic environment.
Long-Term Care Performance
The same discipline that allows our core franchise to be successful also benefits our long-term care (LTC) business. LTC is part of our Closed Block that consists of policies that we continue to service and support, but no longer actively market. We manage this block with a combination of rate increases, risk management, tailored investment strategy and ongoing monitoring of emerging experience to inform updates to our reserve liability assumptions and appropriate capital levels.
In 2025, we completed an external reinsurance transaction that ceded roughly 20% of LTC reserves, coupled with an internal reinsurance action that reduced potential capital volatility. Combined, we reduced LTC reserves by more than $4 billion in total through these transactions. We also took actions to end new group LTC enrollments, implement rate increases, and enhance operational effectiveness that helped provide for the long-term stability of this block and promote transparency for our shareholders and customers.

UNUM GROUP	61	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Capital Generation for Shareholders
We generate strong cash flow from our businesses through ongoing demand for our products and services, attractive margins in our core operations and disciplined growth. Our sustained performance in recent years has strengthened our capital position and enabled us to deploy capital in a number of ways. In 2025, we invested in our people, products and technology, including making two small acquisitions, to enhance the customer experience and position us for growth. We also remain committed to returning capital to shareholders over the long term through dividends and share repurchases.
Our credit ratings are reflective of a strong balance sheet, favorable operating results, and a highly respected brand in the employee benefits market. Over the last three years, we received upgrades to our financial strength and debt ratings from three key credit agencies, a validation of our capital management and growth plans.

UNUM GROUP	62	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Total Shareholder Return
We take a long view of our business, and that is reflected in total shareholder return (TSR). While TSR for 2025 trailed our peers, Unum's track record of financial performance and capital execution has delivered industry-leading returns over the long term. Our approach is rooted in consistent financial performance, a robust capital management plan and a clear growth strategy. With a compelling value proposition in the market, we experienced ongoing strength in customer retention and solid premium growth for 2025. A balanced product mix, disciplined pricing and effective expense management also supported our results and drove growing top-line momentum as the year progressed. While after-tax adjusted operating income(1) was below our expectations and impacted by benefits experience across multiple product lines, our business continues to generate substantial capital that provides financial flexibility to invest in growth initiatives and return capital to shareholders.
In 2025, our TSR was approximately 9%, a result that outperformed our industry benchmark but trailed our Proxy Peer Group (see below) and the broader market. Consistent with our long-term view, however, Unum has been a leader in returning value to shareholders over longer periods, in part through steady growth in book value per share (excluding AOCI) and premium income, and increasing dividend payments and share repurchase activity. Macroeconomic factors, such as steady employment, wage growth and elevated interest rates, continue to be beneficial for our business.
We believe our market-leading positions, history of consistent execution, steady demand, favorable business environment, capital strength, and funding of growth initiatives make Unum an excellent long-term investment.

TOTAL SHAREHOLDER RETURN				CORE OPERATIONS PREMIUM GROWTH (Billions)	BOOK VALUE PER SHARE (Excl AOCI)(1)
	1 Year	3 Year	5 Year
Unum	8.6%	105.2%	298.5%
Proxy Peer Group	16.0%	50.2%	98.9%
S&P Life & Health Index(2)	5.9%	33.3%	101.0%
S&P 500	17.9%	86.1%	96.2%
(1)    Non-GAAP financial measure, see "Appendix A" for reconciliation.
(2)    S&P 500 Life & Health Insurance Sub Industry Index.

UNUM GROUP	63	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2025 Say-on-Pay Vote and Shareholder Outreach

Our 2025 proposal to approve executive compensation received 92% support. In 2025, as in prior years, we invited our top shareholders, representing approximately 65% of outstanding shares and 80% of shares held by institutions, to engage with us on business, governance, and compensation matters. Seven shareholders, representing approximately 42% of our outstanding institutional shares, accepted our invitation for engagement, and we met with each of them. Our independent Human Capital Committee Chair joined three of these meetings. Another five shareholders, representing approximately 7% of our outstanding institutional shares, responded that a meeting was not necessary.

The shareholders with whom we spoke generally had favorable comments about our compensation practices and programs, which is also evidenced by our most recent say-on-pay vote results (approximately 92% in 2025, 93% in 2024 and 94% in 2023). We also received positive feedback on other governance matters, which are detailed on page 7.
Overall, shareholders appreciated the opportunity to engage in these discussions. We are committed to continuing our shareholder engagement efforts in the future.
Compensation Program Structure
Our executive compensation philosophy is to reward performance that helps us achieve our corporate objectives, increase shareholder returns, attract and retain talented individuals, and promote a culture of ownership and accountability in the company. We do this by:
•Offering base salaries that reflect the competitive market as well as the roles, skills, abilities, experience, and performance of employees;
•Providing incentive opportunities for all employees based on the achievement of corporate and individual performance goals; and
•Aligning the interests of management and shareholders by offering long-term cash and equity awards that are performance-based and requiring senior officers to own and retain a specified value of shares. Our long-term incentive awards are granted in the current year based on performance over the prior year
(i.e., awards granted in 2025 were based on 2024 performance; see the "Long-Term Incentive" section on page 72 for additional details).

UNUM GROUP	64	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Elements of Pay
There are five primary elements of pay in our 2025 executive compensation program, which are summarized in the following table.

	BASE PAY	SHORT-TERM	LONG-TERM		RETIREMENT & WORKPLACE BENEFITS
		ANNUAL INCENTIVE(1)	CIUs(1)	RSUs
Primary Purpose	Reflects the market for similar positions as well as individual skills, abilities & performance	Rewards short-term performance	Rewards long-term performance, aligns interests with stockholders & promotes a culture of ownership and accountability		Addresses health, welfare & retirement needs
Performance Period	N/A	1 year	3 years prospective	1 year (vests over 3 years)	N/A
Form	<--------------- Cash --------------->			Equity	N/A
Payment/Grant Date	Ongoing	<----- In March based on prior year performance ----->			Ongoing
(1)For details on specific performance measures see "Annual and Long-Term Incentive Programs" below.

Those pay elements that are "at risk," or contingent upon individual or corporate performance, are noted in the charts below. A substantial majority of our NEOs' targeted total direct compensation (fixed salary and variable annual and long-term incentive awards) is at risk. This design creates an incentive for achievement of performance goals (short- and long-term) and aligns the interests of our executives with those of our shareholders. In 2025, 93% of Mr. McKenney’s targeted total direct compensation was at risk. For the remaining NEOs, an average of 78% of their aggregate targeted total direct compensation was at risk.

UNUM GROUP	65	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Components of Executive Compensation
Base Salary, Annual and Long-Term Incentives
Salaries for our NEOs are established based on their position, skills, experience, responsibilities, and performance. Competitiveness of salary levels is assessed annually relative to the median of salaries in the marketplace using the benchmarking sources noted beginning on page 82 for similar executive positions. Adjustments may be considered for factors such as changes in responsibilities, individual performance, and/or changes in the competitive marketplace.
Annual and long-term incentive targets are set based on consideration of each NEO’s current target, the median of the appropriate comparator group, and each NEO's target relative to the other NEOs given their respective levels of responsibility. For purposes of determining the amount of annual incentive and long-term incentive awards for our NEOs, the Committee establishes a target amount as a percentage of each executive’s salary, except that Mr. McKenney's long-term incentive target is set as an absolute dollar amount.
At its February 2026 meeting, after consideration of company and individual performance during 2025, each executive's responsibilities and tenure, and market data, the Committee established our NEOs' base salaries and annual and long-term incentive targets for 2026 as outlined in each NEO's "Performance Assessment and Highlights" summary beginning on page 75. The Committee believes the 2026 compensation decisions position each NEOs' targeted total direct compensation within an appropriate range of the market median given the executive's performance and tenure in his or her current position.
Individual Performance Evaluations
Individual performance is evaluated by the Committee against each NEO's goals and metrics, specific to his or her respective business area. These goals and metrics are set in the beginning of the year and include the following performance categories:
•Measurable business and financial objectives the Board approved for the company;
•Strategic objectives by business area;
•Talent management initiatives;
•Enhancing the culture and values of the company; and
•Operational effectiveness and efficiency.
EVALUATION CRITERIA
In evaluating how effectively the NEOs met their goals, the Committee considers:
•Company performance;
•For the CEO, the Board’s assessment of his performance;
•For NEOs other than the CEO, the performance assessments of the NEOs as completed by the CEO. The performance assessment is based on a combination of performance feedback from the NEO's direct manager, peers, direct reports, and other partners, as well as his or her self-assessment; and
•Written assessments by Board members of each NEO's performance against their stated goals in the areas listed in the table below.

UNUM GROUP	66	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	CEO		Other NEOs
✓	Financial performance	✓	Commitment to financial performance of the enterprise and their business unit
✓	Leads strategy and aligns goals	✓	Sets strategic goals and monitors progress effectively
✓	Directs resources and talent to achieve strategic initiatives	✓	Ability to balance complex and competing factors
✓	Drives execution	✓	Builds relationships and communicates to all stakeholders
✓	Manages risk while leading for the future	✓	Commitment to succession planning and leadership development
✓	Sets cultural norms	✓	Demonstrates leadership
✓	Understands and proactively addresses emerging issues	✓	Building and sustaining a high-functioning organization
✓	Builds relationships and communicates to all stakeholders
✓	Understands governance and fosters Board relationships

Based on the NEOs' individual performance goals and the performance assessments completed by the CEO (for all NEOs other than himself) and Board members, the Committee approved a strategic objectives modifier for each NEO, which was used to adjust the final payout for 2025 annual incentives and LTI awards granted in 2026, as described in the "Performance Assessment and Highlights" section beginning on page 75.
Key Compensation Decisions
Executive Leadership
In April 2025, the company appointed Shelia Anderson as Executive Vice President and Chief Information and Digital Officer to lead the company’s digital transformation organization, which is responsible for designing and delivering innovative technology solutions that drive growth and improve the lives of our customers. Ms. Anderson reports directly to Mr. McKenney, President and CEO.
In determining Ms. Anderson’s compensation package, the Committee considered competitive market data, her skills and experience, and the value of compensation forfeited upon departure from her prior employer. Details regarding Ms. Anderson's compensation can be found on page 79.
2026 Long-Term Incentive Grants
In February 2026, the Committee approved the long-term incentive structure for 2026, which was designed to reinforce the company's pay‑for‑performance philosophy, emphasize long‑term value creation, and align executive interests with those of our shareholders. The 2026 structure increases the proportion of compensation delivered in equity, further strengthening the alignment between executives and long‑term shareholders. The 2026 long-term incentive granted to executives, including each of the NEOs, consists of the following mix of performance-based cash and equity along with RSUs:
1. 50% RSUs, vesting ratably over three years;
2. 25% performance share units (PSUs) with performance measured over a three-year period based on after-tax adjusted operating earnings per share CAGR over the performance period (weighted at 50%) and core operations premium income CAGR over the performance period (weighted at 50%), each as defined in the award agreements. After‑tax adjusted operating earnings per share is a key financial metric for Unum, reflecting the underlying performance of the business and serving as an indicator of the company’s ability to generate sustainable, long‑term value. Its inclusion as a key performance metric in both the short- and long‑term incentive programs underscores its importance to Unum’s strategy, financial strength, and long‑term shareholder value creation. Core operations premium income is a key measure of the strength and growth of Unum’s core businesses, demonstrating the company’s ability to attract and retain customers and generate the premium base necessary to support sustained profitability and long‑term shareholder value. The achievement on the performance goals will be modified (up to +/-20%) based on relative total shareholder return over the performance period; and

UNUM GROUP	67	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
3. 25% cash incentive units (CIUs) with the performance measured over a three-year period based on adjusted book value growth and cumulative dividend yield. For 2026, we have added targets for these value drivers. The achievement will be modified (up to +/-20%) based on relative total shareholder return over the performance period.
Annual and Long-Term Incentive Programs
Company Performance Targets
Each year, the Committee sets corporate performance measures along with targets for each performance measure. The Committee assigns weightings to each performance measure based on relative importance to the company and uses actual performance against these measures to calculate annual and long-term incentive award values.
Targets for each performance measure align with our core operating principles:
•Strong operational performance
•Disciplined growth
•Effective risk management
•Consistent capital generation

The performance measures under our annual incentive plan are a direct output of our business plans, which are approved by the Board each year.
Goal Rigor
When designing our business plans, we carefully balance the current performance of the business and the risk appetite of the enterprise with an appropriate amount of stretch designed to drive consistent growth and improvement. External economic factors are also considered, including: (1) the overall economic growth rate, (2) employment and wage growth, which impacts our overall premium levels, and (3) the interest rate and investment environment, which can have a significant impact on our overall profit margins.
We set challenging performance measures within our business plans to align their achievement with long-term value for shareholders. As part of this process, we conduct sensitivity testing to assess upside and downside risk, which is then reviewed to ensure an appropriate degree of rigor in the plan. In setting certain goals, such as operating expenses, we consider factors beyond the desire for absolute growth, including the appropriate level of investment in the business, anticipated people costs, and the overall business environment.
Based on the above, the Committee established performance measures and incentive payout targets that appropriately align pay with performance.
Our incentive plans are subject to an annual risk assessment by our Chief Risk Officer, which is discussed with the Committee as described on page 43.

UNUM GROUP	68	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2025 Annual Incentive Plan
Subject to eligibility requirements, non-sales employees (including our NEOs) are eligible to earn an annual incentive award each year. Our annual incentive awards reward performance based on the achievement of the below company performance measures, which the Committee believes align compensation with the objectives of shareholders. The process for determining the 2025 annual incentive awards was as follows:

($)	×	(%)	×	(%)	=	($)
2025 Annual Incentive Target for NEOs		2025 Company Performance(1)		Strategic Objectives Modifier		2025 Annual Incentive Award(2)
(1)The Committee determines the final percentage considering all performance measures, including, but not limited to, the quality of financial results. For details on adjustments for 2025, see discussion below.
(2)The combined company performance and strategic objectives modifier factors cannot exceed 200% of the annual incentive target for NEOs.

Our plan has objective performance targets which are used to determine overall company performance. Each company performance measure has been selected because the Committee believes it is an appropriate driver of long-term shareholder value:

Annual Incentive Performance Measure	Weighting		Purpose
After-Tax Adjusted Operating Earnings Per Share(1)	50%	⇒	Measures profitability achievement
Premium Income(2)	20%	⇒	Measures growth and competitiveness of the business
Sales	10%
Customer Experience(3)	10%	⇒	Measures effective and efficient customer service
Adjusted Other Operating Expense Ratio(1)	10%
(1)After-tax adjusted operating earnings per share and adjusted other operating expense ratio are non-GAAP financial measures. Information about the non-GAAP financial measures used in this proxy statement is set forth in "A Note About Non-GAAP Financial Measures" on page 2. For a reconciliation of the most directly comparable GAAP financial measure to the non-GAAP financial measure, refer to "Appendix A" of this proxy statement.
(2)Premium income is calculated for our core operations (Unum US, Unum International, and Colonial Life).
(3)Customer experience is based on the quality of our customers' experiences (assessed via customer surveys) and includes measures focused on areas that impact customer loyalty and satisfaction.

The Committee includes a strategic objectives modifier in the calculation of annual incentive payouts and long-term incentive grant values. The strategic objectives modifier provides for an adjustment to the payout opportunity based on an assessment of each NEO's performance in key focus areas including strategy, effective risk management, and talent initiatives, and is intended to incentivize our executives to place greater emphasis and attention on areas critical to the company. This aligns with our purpose-driven strategy that sharpens our focus on making targeted investments that will create great experiences and help our company grow. The combined performance and strategic objectives modifier factors cannot exceed 200% of the annual incentive target for NEOs. More details on how the strategic objectives modifier was applied can be found in the "Performance Assessment and Highlights" beginning on page 75.

UNUM GROUP	69	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Items Excluded When Determining Company Performance
When establishing the performance measures and weightings, the Committee determined that the effect of certain items not included in the financial plan when goals were originally established would be removed from the calculation of the company’s performance, for purposes of the annual incentive plan, should they occur. The Committee has applied the same general adjustment criteria for several years. The Committee believes it is appropriate to exclude the items below because they: (1) are unusual or infrequent in nature, (2) do not directly reflect company or management performance, or (3) could serve as a disincentive to capital management or other decisions in the best interest of the company and shareholders. The items are:
•Unplanned adjustments resulting from accounting standards and/or policy changes, legal, tax or regulatory rule or law changes;
•The impact of any unplanned acquisitions, divestitures or block reinsurance transactions;
•Unplanned adjustments to the Closed Block of business;
•The effect of any unplanned regulatory, legal or tax settlements;
•The effect of unplanned changes to strategic asset allocation;
•Unplanned debt issuance, repurchasing or retirement; or stock repurchase or issuance;
•The effect of differences between actual currency exchange rates versus exchange rates assumed in the financial plan;
•Unplanned fees or assessments, including tax assessments, from new legislation;
•Unplanned reserve assumption updates;
•Asset impairments, including, but not limited to, those related to premiums receivable, reinsurance recoverable, property and equipment, right-of-use assets, value of business acquired and goodwill;
•Costs related to organizational design changes and other restructuring costs; and
•The effect of a global pandemic and other economic and environmental pressures impacting results.
Annual Incentive Results

2025 Performance Measures	Component Weight	Threshold(1)	Target(1)	Maximum(1)	Result
After-tax adjusted operating earnings per share(2)	50%	$6.89	$9.19	$10.57	$8.13
Premium income(3)	20%	$8,544.4	$10,052.2	$12,062.6	$10,005.4
Sales	10%	$1,680.2	$2,240.3	$2,800.3	$2,116.4
Customer experience(4)	10%	70.0%	100.0%	120.0%	101.5%
Adjusted other operating expense ratio(2)	10%	22.3%	20.3%	18.3%	20.0%
$ in millions, except per share data
(1)For each performance measure, there is no payout at or below the threshold. The payout is 200% for performance at or above the maximum. For performance between defined levels, the payout is interpolated on a straight-line basis.
(2)After-tax adjusted operating earnings per share and adjusted other operating expense ratio are non-GAAP financial measures. Information about the non-GAAP financial measures used in this proxy statement is set forth in "A Note About Non-GAAP Financial Measures" on page 2. For a reconciliation of the most directly comparable GAAP financial measure to the non-GAAP financial measure, refer to "Appendix A" of this proxy statement.
(3)Premium income is calculated for our core operations (Unum US, Unum International, and Colonial Life).
(4)Customer experience is based on the quality of our customers' experiences (assessed via customer surveys) and includes measures focused on areas that impact customer loyalty and satisfaction.

UNUM GROUP	70	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
As discussed above, the Committee applied the criteria and standards approved when it established the 2025 annual incentive targets to adjust annual incentive plan performance calculations for the impact of four items which were not included in the 2025 financial plan from which the targets were initially derived.
•The effect of differences between actual debt issuances, repurchasing or retirement, stock repurchase or issuance and resulting interest expense and the amounts assumed in the financial plan (impact to earnings);
•The effect of acquisitions, divestitures or block reinsurance transactions;
•The effect of differences between actual foreign currency rates and exchange rates assumed in the financial plan; and
•The effect of reserve assumption updates.

Based on the adjustments described above, the calculated company performance achievement was 76.4% of the plan target. Each year, the Committee also undertakes an overall assessment of the results, maintaining the discretion to make final adjustments. Any adjustments by the Committee are based on a review of the actual achievement level for each performance measure compared to the annual incentive targets, as well as a qualitative assessment of the results. Based on this assessment, the Committee approved the Unum Group Annual Incentive Plan achievement level for 2025 for each of our NEOs at 76.4% of target, as shown below.

Unum Group 2025 Annual Incentive Plan Achievement Level	76.4%

The annual incentive awards of all NEOs are based on Unum Group performance. A detailed explanation of each NEO's individual performance, including achievements toward strategic objectives during 2025, as well as a discussion of 2026 annual incentive targets, can be found in the "Performance Assessment and Highlights" section on page 75.
The table below sets forth the target incentive opportunity and the actual annual incentive awards approved by the Committee for each NEO for 2025 performance.

ANNUAL INCENTIVE PAID IN 2026							(for 2025 performance)
	2025 Annual Incentive Target(1) (%)		Base Salary Earnings ($)		Company Performance (%)		Strategic Objectives Modifier (%)		Annual Incentive Paid ($)
McKenney	250%	X	1,128,270	X	76.4%	X	100.0%	=	2,154,995
Zabel	150%	X	740,385	X	76.4%	X	105.0%	=	890,905
Pyne	125%	X	650,000	X	76.4%	X	100.0%	=	620,750
Anderson	100%	X	402,115	X	76.4%	X	100.0%	=	307,216
Iglesias	100%	X	624,231	X	76.4%	X	100.0%	=	476,912
(1) Annual incentive target is a percentage of base salary earnings in 2025.

UNUM GROUP	71	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Long-Term Incentive
Our long-term incentive plan aligns the long-term interests of management and shareholders by tying a substantial portion of executive compensation directly to the company’s stock price. Long-term incentive awards are granted in the year following the performance year that determines their size (i.e., the grant values of awards made in March of 2025 were based on the Committee's assessment of 2024 performance). Our long-term incentive award mix is based on a review of peer practices as well as what the Committee believes most appropriately retains and rewards our NEOs and ensures a significant portion of each executive’s compensation is tied to the increase of our stock price over the long-term. The mix of awards granted to each NEO (other than Ms. Anderson) in early 2025 was 50% restricted stock units (RSUs) and 50% cash incentive units (CIUs). The awards were granted under the 2022 Stock Incentive Plan.
The total value of the long-term incentive award granted to each NEO (other than Ms. Anderson who joined the company in April 2025) was determined based on the NEO's long-term incentive target (a specified percentage of base salary for all NEOs except the CEO, whose target is set as a specific dollar amount), which was set by the Committee in early 2024 after considering market data from the appropriate comparator group (as described beginning on page 77 of our 2025 Proxy Statement) and the individual’s target relative to other NEOs given their respective levels of responsibility. In addition, the Committee applied a strategic objectives modifier based on an assessment of each NEO's performance in key focus areas including strategy, effective risk management, and talent initiatives. More details on how the strategic objectives modifier was applied can be found in the "Performance Assessment and Highlights" beginning on page 70 of our 2025 Proxy Statement.
The RSUs vest annually based on each NEO’s continued service over a three-year period. The CIUs are subject to additional company performance and vest based on the growth results of critical, multi-year shareholder return measures of absolute adjusted book value growth and cumulative dividend yield, modified (up to +/- 20%) based on relative total shareholder return over the performance period as described below.

ANNUAL LONG-TERM INCENTIVE GRANTED IN 2025				(for 2024 Performance)
	Date	2025 LTI Grant Amount(1) ($)	RSUs Granted (#)	CIUs Granted ($)
McKenney(2)	March 1, 2025	11,287,500	68,584	5,643,750
Zabel(3)	March 1, 2025	2,502,500	15,205	1,251,250
Pyne(3)	March 1, 2025	1,421,875	8,639	710,938
Iglesias(3)	March 1, 2025	1,102,500	6,699	551,250
(1)The amount shown is the target grant date value of the long-term incentive award approved by the Committee. Half of the amount was then converted to the respective number of RSUs based on the closing stock price on the date of grant. The remaining half of the amount was granted in the form of CIUs, which are tracked and denominated in dollars. The amount included in the "Summary Compensation Table" was calculated using the closing stock price for RSUs, which was $82.29 on March 1, 2025. CIUs are reported in the "Summary Compensation Table" when vested.
(2)After consideration of Mr. McKenney's performance in 2024, including delivering profitable growth and positioning the company for long-term sustainability, the Committee awarded Mr. McKenney a long-term incentive grant of $11,287,500. Details of Mr. McKenney's performance assessment and highlights are noted in the 2025 Proxy Statement on page 71.
(3)The Committee provided above target long-term incentive grants in March 2025 to Messrs. Zabel and Pyne and Ms. Iglesias based on key aspects of their performance in 2024. Details of their performance assessments and highlights are noted in the 2025 Proxy Statement beginning on page 72.
Ms. Anderson joined the company in April 2025 and received a long-term incentive grant of $1,750,000, which was intended to replace a portion of compensation forfeited upon her departure from her prior employer. In accordance with the "Equity Grant Practices" defined on page 84, Ms. Anderson was granted 22,601 RSUs under the 2022 Stock Incentive Plan on May 1, 2025. These RSUs vest in equal installments on the first three anniversaries of the grant date, subject to Ms. Anderson's employment through each vesting date. Commencing in 2026, Ms. Anderson is eligible to receive annual grants under our long-term incentive plan with the same components and on the same schedule as the other NEOs.

UNUM GROUP	72	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
No stock is issued when RSUs are granted. Instead, company stock is issued only when the grant vests and is settled. In addition, there are no shareholder voting rights unless and until the award is settled in shares. During the vesting period, dividend equivalents will accrue and eventually settle in cash to the extent that the underlying RSUs vest.
CIUs granted in 2025 are earned based on the growth results of critical, multi-year shareholder return measures of absolute adjusted book value growth and cumulative dividend yield. They are measured over a three-year performance period, and awards can be earned up to a maximum of 200% of the targeted CIU award value following completion of the performance period.
As outlined in the award agreement, the calculation of adjusted book value is the total stockholders’ equity adjusted to exclude the value of accumulated other comprehensive income or loss; and further adjusted to exclude the impact of (i) changes in accounting policy or in legal or regulatory rules or laws; (ii) any acquisitions, divestitures or block reinsurance transactions; (iii) adjustments to the closed block of business; (iv) the effect of changes to strategic asset allocation; (v) debt issuance, repurchasing or retirement, or stock repurchase or issuance; (vi) fees or assessments, including tax assessments, from legislation enacted after the date hereof; (vii) reserve assumption updates; (viii) asset impairments, including, but not limited to, those related to premiums receivable, reinsurance recoverable, property and equipment, right-of-use assets, value of business acquired and goodwill; (ix) restructuring costs; and (x) the effect of a global pandemic or other economic or environmental pressures impacting results.
The achievement will be modified (up to +/-20%) based on our total shareholder return (TSR) relative to the eight members of our "Performance Peer Group." The eight companies in the Performance Peer Group (Aflac, Globe Life, Lincoln Financial, MetLife, Principal Financial, Prudential Financial, The Hartford Insurance Group, and Voya Financial) were selected because they are considered to be direct business competitors of Unum and remain unchanged from the Performance Peer Group used for our 2023 and 2024 CIUs (see discussion in the "Compensation Benchmarking" section for the differences between our Proxy Peer Group and Performance Peer Group on page 82). We believe it is appropriate to modify these awards based on relative TSR performance, since Unum’s individual TSR performance directly affects the value realized by our shareholders. The relative TSR modifier is interpolated using a straight-line for performance between defined tiers. The illustration below outlines the three-year performance metrics established by the Committee for the CIU grants made in March 2025.

UNUM GROUP	73	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Vesting of 2023 Cash Incentive Units (CIUs)
A total of 50% of our NEOs' 2023 long-term incentive awards were in the form of CIUs, excluding Ms. Anderson, who was not employed by the company at the time of grant. These awards vested based on performance over a three-year performance period that ended on December 31, 2025.
The CIU metrics directly reflect the creation of sustainable long‑term value for our shareholders and are designed to reinforce strong alignment between pay outcomes and shareholder interests. The table below provides an overview of the three-year goals for the 2023 CIU grant as well as their actual achievement levels.

2023 CASH INCENTIVE UNIT AWARDS
Corporate Performance Metrics	Result
3-year Adjusted Book Value Ratio (2023-2025)	129.0%
Sum of 1 Plus Cumulative Dividend Yield (2023-2025)	1.115
Relative Total Shareholder Return Modifier Percentile	1.20 @ 100th
Total 2023 CIU Achievement	172.6%
Based on the above performance, and after taking into account the factors described below, in February 2026, the Committee certified a final payout of 172.6%, with business results achieved at 143.8% and relative TSR at the 100th percentile which resulted in a +20% adjustment. The values of vested CIUs are included in the "Summary Compensation Table" on page 92 (footnote 4 includes details for each of the NEOs).
As outlined above, when calculating Adjusted Book Value, for the 2023 CIU grant, the Committee determined that certain items for fiscal years 2023 to 2025 would be excluded from the calculation. Applying the criteria and standards approved by the Committee, Adjusted Book Value is total stockholders' equity adjusted to exclude the value of accumulated other comprehensive income or loss; and was further adjusted to exclude the impact of:
•Net realized investment loss and other impacts from reinsurance transactions;
•Reserve assumption updates;
•Cost related to early retirement of debt and stock repurchases;
•The effect of COVID-19 impacts;
•Cost related to divestiture of the stop loss block of business;
•Settlement loss on U.S. pension plan annuity purchase; and
•Asset impairments, including right-of-use and intangible assets.
Vesting of 2020 Success Incentive Plan Awards
As described in the 2021 Proxy Statement, the 2020 Success Incentive Plan (SIP) was a grant under which 10 executives, including Messrs. McKenney, Zabel, and Pyne and Ms. Iglesias, received a one-time special performance grant. The SIP awards were designed to encourage the achievement of critical business outcomes and executive retention over the long term. The SIP awards include both cash success units (CSUs) and stock success units (SSUs).
Subject to the executive's continued employment, one-third of SIP awards were eligible to vest after each of the one-, three- and five-year performance periods based on the company's achievement of three performance hurdles:
(1)Maintaining average NAIC risk-based capital ratios of at least 325%, each measured at calendar quarter-ends over the applicable performance period;

UNUM GROUP	74	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
(2)Maintaining average levels of holding company cash in excess of 1.0 times average annualized fixed costs (which includes dividends to shareholders and interest payments due on outstanding indebtedness), each measured at calendar quarter-ends over the applicable performance period; and
(3)Achieving annual (or compounded annual) growth rates of 3% or more in adjusted book value (which excludes accumulated other comprehensive income or loss).
In February 2026, the Committee reviewed and certified that each of these three performance hurdles were met for the performance period January 2021 - December 2025. Therefore, the final one-third of CSUs and SSUs vested and were distributed.
The values of vested CSUs held by the NEOs are included in the "Summary Compensation Table" on page 92.
Performance Assessment and Highlights
The NEOs’ achievement levels, for purposes of the annual and long-term incentive awards granted in March 2026, were determined in part based on the strategic objectives modifier criteria in key focus areas including strategy, effective risk management, and talent initiatives. The NEO summaries below detail the Committee's decisions for each element of compensation and provide highlights of each executive's performance. These summaries include each NEO's annual compensation as well as their compensation targets for 2025 and 2026.

UNUM GROUP	75	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

RICHARD P. McKENNEY
President, Chief Executive Officer and a Director

In assessing Mr. McKenney's performance and determining his strategic objectives modifier for 2025, the Committee noted that he:

•Delivered bold strategic action and notable shareholder value while navigating a complex economic and operational environment. Through Mr. McKenney’s leadership, the company took steps to reduce risk in the Closed Block, strengthen financial flexibility, enhance digital capabilities and sharpen market solutions. These actions further built shareholder value and position the company for future growth.
•Strengthened Unum’s capital position and financial flexibility. With a focus on sustained financial performance, the company continued to generate substantial capital through ongoing operations. This capital generation model allowed for critical investments in the business and returned significant capital to shareholders through increased dividends and share repurchases.
•Further refined the company’s long-term strategy, with an emphasis on capital optimization, risk reduction, and organizational transformation that addressed evolving enterprise priorities. Mr. McKenney added to the company’s already strong talent bench with the hiring of key senior leaders and reassignment of others into new roles that together better align resources with key customer outcomes.
•Oversaw the ongoing evolution of our digital footprint to better serve the needs of our customers and create meaningful competitive advantages. The development and successful adoption of digital platforms for administration, enrollment and benefits has elevated the experience for employer clients and policyholders. Our growing digital solutions have further strengthened our reputation and brand with distribution partners, while an ongoing focus on continuous innovation positions the company for sustained market leadership.
•Cultivated a responsive and engaged workplace culture focused on delivering our purpose with integrity and accountability. Mr. McKenney led the introduction of our refreshed corporate values with a strong customer mindset, empowered leaders to adopt new technologies that enhance productivity and elevate customer satisfaction, and leveraged the diversity of thought our people bring to making effective decisions.

As outlined in the "Business and Performance Review" section, Unum generated meaningful shareholder value through consistent growth in premium income. The rollout of enhanced digital capabilities further strengthened customer satisfaction and improved overall service experience. The company also took significant steps during 2025 to strengthen its risk profile. Given these accomplishments and considerations, the Committee awarded Mr. McKenney an annual incentive award for 2025 of $2,154,995, which represents his target award multiplied by the final company achievement factor of 76.4% and a strategic objectives modifier of 100%. Additionally, they granted Mr. McKenney an LTI award of $11,300,000 in March 2026, which reflects his LTI target multiplied by the 100% strategic objectives modifier.

Further, the Committee with its consultant, reviewed Mr. McKenney's total targeted compensation relative to proxy peers. After considering his experience, his performance in the CEO role, and the leadership that he has shown during his almost eleven years in the role, the Committee decided to keep Mr. McKenney's annual base salary at $1,135,000, and increase his annual incentive target and long-term incentive target from 250% to 260% and from $11,300,000 to $11,651,000 respectively.

ACTUAL COMPENSATION(1)
2025
Base Earnings	$1,128,270
AI	$2,154,995
LTI	$11,300,000
2024
Base Earnings	$1,100,000
AI	$2,956,251
LTI	$11,287,500

COMPENSATION TARGETS(2)
2026
Base Salary	$1,135,000
AI Target	260%
LTI Target	$11,651,000
2025
Base Salary	$1,135,000
AI Target	250%
LTI Target	$11,300,000

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2026 were determined based on 2025 performance and therefore are shown as 2025 compensation). For LTI, this presentation is different than amounts shown in the "Summary Compensation Table," which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the "Summary Compensation Table."
(2)    AI target is a percentage of base salary.

UNUM GROUP	76	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

STEVEN A. ZABEL
Executive Vice President, Chief Financial Officer

In assessing Mr. Zabel's performance and determining his strategic objectives modifier for 2025, the Committee noted that he:

•Delivered strong financial leadership during a year of increased complexity. Through his efforts, the company maintained capital strength while effectively managing market volatility and competitive pressures. Key strategic actions led by Mr. Zabel reduced portfolio risk and enhanced enterprise resilience.
•Took significant steps to strengthen the long-term stability of the Closed Block. Mr. Zabel led the execution of several noteworthy actions in our long-term care block, including the successful closing of a milestone insurance transaction and ending new group enrollments. These actions, along with ongoing active management of this block, enhanced predictability and removed market uncertainty.
•Further strengthened the company’s capital position and effectively deployed capital to reinvest in growth and deliver enhanced value to shareholders. Through Mr. Zabel’s prudent and balanced approach, the company returned $1.3 billion to shareholders through dividends and share repurchases, both of which increased last year while maintaining ample financial flexibility.
•Established a strong foundation for future growth by delivering on key initiatives. Mr. Zabel continued to fund priority investments to enhance our digital capabilities, championed organizational changes to better align resources with key customer outcomes and took actions toward long-term risk mitigation.
•Continued to position the Finance organization as a key partner across the enterprise. Through enhanced sophistication of financial analysis and performance metrics, Mr. Zabel and his team have become trusted collaborators with business and operational leaders to better understand risks, drive greater productivity and deliver data-driven insights.

The Committee approved Mr. Zabel's 2025 annual incentive of $890,905, which represents his target award multiplied by the final company achievement factor of 76.4%, with a strategic objectives modifier of 105% in recognition of Mr. Zabel's strong financial leadership including actions that strengthened capital and advanced key Closed Block initiatives. His effective execution of strategic priorities enhanced the company’s long‑term resilience and performance. Additionally, after considering the above accomplishments, he was granted a long-term incentive award of $2,559,375 in March 2026, which reflects his LTI target multiplied by the 105% strategic objectives modifier.

After considering his performance and his positioning relative to the market, the Committee decided to increase Mr. Zabel's annual base salary by 2.0% to $765,000 as well as increase his annual incentive target and long-term incentive target opportunity for 2026 from 150% to 165% and from 325% to 350%, respectively.

ACTUAL COMPENSATION(1)
2025
Base Earnings	$740,385
AI	$890,905
LTI	$2,559,375
2024
Base Earnings	$692,308
AI	$1,142,308
LTI	$2,502,500

COMPENSATION TARGETS(2)
2026
Base Salary	$765,000
AI Target	165%
LTI Target	350%
2025
Base Salary	$750,000
AI Target	150%
LTI Target	325%

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2026 were determined based on 2025 performance and therefore are shown as 2025 compensation). For LTI, this presentation is different than amounts shown in the "Summary Compensation Table," which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the "Summary Compensation Table."
(2)    AI and LTI targets are a percentage of base salary.

UNUM GROUP	77	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

CHRISTOPHER W. PYNE
Executive Vice President, Group Benefits

In assessing Mr. Pyne's performance and determining his strategic objectives modifier for 2025, the Committee noted that he:

•Delivered strong premium growth in the company’s largest operating segment during a challenging business environment. Growing adoption of our digital capabilities allowed the company to achieve better than expected persistency and build sales momentum throughout the year.
•Effectively integrated the company’s U.S. group and absence management operations to drive enhanced customer experience. Mr. Pyne’s leadership of our key employee benefit offerings for group clients streamlined our go-to-market strategy and provided greater insights into the needs of our employer customers.
•Drove the implementation and adoption of key digital capabilities that elevated the experience for our customers and delivery partners. Investment in platforms such as Total Leave, Broker Connect, MyUnum, HR Connect and CareHub enable modern access to benefits, administration and quoting tools.
•Has emerged as a strong leader across the enterprise and with key external constituents. Mr. Pyne exhibits strong strategic insight throughout Unum, builds key relationships to drive progress and develops top talent. His leadership in key industry organizations and representation of the company with regulators strengthens Unum’s reputation.
•Achieved notable progress enhancing customer experiences across group offerings, particularly in absence management. Mr. Pyne effectively managed complexity while addressing key customer outcome needs to deliver a plan for service enhancements that will drive greater retention.

Given these accomplishments, the Committee approved Mr. Pyne's 2025 annual incentive of $620,750, which represents his target award multiplied by the final company achievement factor of 76.4%, with an annual incentive strategic objectives modifier of 100% in recognition of Mr. Pyne's achievements. Additionally, after considering the above accomplishments, he was granted a long-term incentive award of $1,787,500 in March 2026, which reflects his LTI target multiplied by the 110% LTI strategic objectives modifier.

Based on a review of Mr. Pyne's performance, as well as his competitive positioning relative to the market, the Committee decided to increase Mr. Pyne's annual base salary by 4.6% to $680,000 and his annual incentive target for 2026 from 125% to 140% and keep his long-term incentive target opportunity at 250%.

ACTUAL COMPENSATION(1)
2025
Base Earnings	$650,000
AI	$620,750
LTI	$1,787,500
2024
Base Earnings	$595,192
AI	$743,991
LTI	$1,421,875

COMPENSATION TARGETS(2)
2026
Base Salary	$680,000
AI Target	140%
LTI Target	250%
2025
Base Salary	$650,000
AI Target	125%
LTI Target	250%

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2026 were determined based on 2025 performance and therefore are shown as 2025 compensation). For LTI, this presentation is different than amounts shown in the "Summary Compensation Table," which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the "Summary Compensation Table."
(2)    AI and LTI targets are a percentage of base salary.

UNUM GROUP	78	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

SHELIA D. ANDERSON
Executive Vice President, Chief Information and Digital Officer

In assessing Ms. Anderson's performance and determining her strategic objectives modifier for 2025, the Committee noted that she:

•Drove key actions that strategically positioned the Digital Transformation Organization for future execution. Ms. Anderson quickly identified strategic priorities across Unum’s technology and data activities, providing the company with a clear foundation for long-term value creation.
•Served as a key partner in organizational changes to better align Unum’s resources with key customer outcomes. Through her forward-looking vision for enterprise data, digital platforms and AI readiness, Ms. Anderson is well-positioned to enable this critical work.
•Implemented a thoughtful and collaborative approach to learning Unum’s business and identifying both strengths and opportunities for the company in the digital space. The company has developed clear industry leadership with our digital capabilities and Ms. Anderson’s deep technology experience will be essential to continuing Unum’s digital evolution.
•Strengthened Unum as a destination for top technology talent. In a highly competitive environment, Ms. Anderson has taken steps to enhance recruiting and retention efforts. She has engaged with key external stakeholders to elevate the importance of technology in the employee benefits industry and championed greater access to STEM curriculum for students from diverse backgrounds.
•Fostered collaborative partnerships across the company to support the achievement of strategic objectives. Ms. Anderson expanded cross-functional collaboration and effectively aligned technology resources with business deliverables to promote greater execution and accountability.

Based on the above accomplishments, the Committee approved Ms. Anderson's 2025 annual incentive of $307,216, which represents her target award multiplied by the final company achievement factor of 76.4%, with a strategic objectives modifier of 100% based on her performance. In addition, she was granted a long-term incentive award of $922,500 in March 2026, which reflects her LTI target multiplied by the 100% strategic objectives modifier.

Based on a review of Ms. Anderson's performance, as well as her competitive positioning relative to the market, the Committee decided to keep her annual base salary and annual incentive target for 2026 at $615,000 and 100%, respectively, and increase her long-term incentive target opportunity from 150% to 160%.

ACTUAL COMPENSATION(1)(2)
2025
Base Earnings	$402,115
AI	$307,216
LTI	$922,500
Cash Sign-On Bonus	$300,000
LTI Sign-On Grant	$1,750,000

COMPENSATION TARGETS(3)
2026
Base Salary	$615,000
AI Target	100%
LTI Target	160%
2025
Base Salary	$615,000
AI Target	100%
LTI Target	150%

(1)    Ms. Anderson’s actual base salary and annual incentive for 2025 are reflective of her partial year of service. Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2026 were determined based on 2025 performance and therefore are shown as 2025 compensation). For LTI, this presentation is different than amounts shown in the "Summary Compensation Table," which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the "Summary Compensation Table."
(2)    In connection with her appointment in April 2025, Ms. Anderson received a one‑time cash sign‑on bonus and a one-time sign-on grant of restricted stock units (RSUs) intended to replace a portion of compensation forfeited upon her departure from her prior employer. The RSUs vest in equal installments on the first three anniversaries of the grant date.
(3)    AI and LTI targets are a percentage of base salary.

UNUM GROUP	79	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

LISA G. IGLESIAS
Executive Vice President, General Counsel

In assessing Ms. Iglesias' performance and determining her strategic objectives modifier for 2025, the Committee noted that she:

•Demonstrated strong strategic leadership and judgment across a range of responsibilities. During a challenging year, Ms. Iglesias delivered effective oversight across legal, regulatory and compliance activities, anticipating and managing emerging risks and providing guidance on critical issues such as paid family leave, long-term care and emerging industry challenges.
•Championed a strong corporate culture of ethical conduct that resulted in Unum being recognized for the sixth consecutive year as among the World’s Most Ethical Companies by Ethisphere. Her transparent and principled leadership style in complex matters fostered trust across the enterprise, and her commitment to advocacy of our values has set the standard for our employees.
•Effectively navigated an evolving regulatory environment, particularly related to sustainability issues. Ms. Iglesias and her team provided ongoing counsel to business leaders on remaining aligned with our values and leveraging sustainability transparency to further Unum’s strategic goals.
•Led the company’s corporate governance efforts that continue to position Unum as a trusted and values-driven organization. Ms. Iglesias balanced business enablement with prudent risk oversight, an approach that reinforced credibility with regulators and stakeholders.
•Cultivated a deep talent pipeline across her areas of accountability and throughout Unum. Ms. Iglesias’ commitment to employee and leadership development provides ongoing value to the company’s succession planning efforts.

Given these accomplishments, the Committee approved Ms. Iglesias' 2025 annual incentive of $476,912, which represents her target award multiplied by the final company achievement factor of 76.4%, with a strategic objectives modifier of 100% based on her performance. Additionally, she was granted a long-term incentive award of $1,102,500 in March 2026, which reflects her LTI target multiplied by the 100% strategic objectives modifier.

Based on a review of Ms. Iglesias' performance, as well as her competitive positioning relative to the market, the Committee decided to keep her annual base salary and annual incentive target for 2026 at $630,000 and 100%, respectively, and increase her long-term incentive target opportunity from 175% to 185%.

ACTUAL COMPENSATION(1)
2025
Base Earnings	$624,231
AI	$476,912
LTI	$1,102,500
2024
Base Earnings	$593,269
AI	$622,933
LTI	$1,102,500

COMPENSATION TARGETS(2)
2026
Base Salary	$630,000
AI Target	100%
LTI Target	185%
2025
Base Salary	$630,000
AI Target	100%
LTI Target	175%

(1)    Annual incentive (AI) and long-term incentive (LTI) amounts are the decisions related to that performance year (e.g., annual and long-term incentive paid/granted in 2026 were determined based on 2025 performance and therefore are shown as 2025 compensation). For LTI, this presentation is different than amounts shown in the "Summary Compensation Table," which reports equity awards in the year granted and performance-based cash awards in the year vested. The above is not a replacement for the "Summary Compensation Table."
(2)    AI and LTI targets are a percentage of base salary.

UNUM GROUP	80	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Roles of the Committee, Chief Executive Officer and Consultant
The Committee, CEO, and compensation consultant each have important roles in our compensation program. The Committee, with input from the CEO and compensation consultant, has the final authority to:
•Evaluate, design, and administer a compensation program for our executive officers that appropriately links pay, company and individual performance, and the creation of shareholder value;
•Establish performance goals and certify whether they have been attained;
•Review the performance of the CEO, with input from the full Board, and determine his compensation; and
•Determine the compensation of the other NEOs.
The CEO provides to the Committee:
•A self-assessment outlining his own performance for the year;
•His perspective on the business environment and the company’s performance; and
•Performance assessments and compensation recommendations for executives who report directly to him, which, for 2025, included each of the NEOs.
The CEO does not participate in any decisions related to his own compensation.

Pay Governance LLC, as independent compensation consultant to the Committee, provides objective, expert analyses, independent advice, and comparative data on executive and director compensation. Pay Governance reports directly to the Committee, which is responsible for the appointment, compensation, retention, and oversight of the work performed by the compensation consultant. A senior representative of the compensation consultant generally attends Committee meetings, participates in executive sessions of the Committee without management present, and communicates directly with Committee members outside of meetings.
The Committee has adopted a policy requiring its compensation consultant to be independent, consistent with NYSE listing standards and SEC rules. During 2025, the Committee completed its annual assessment of the independence of Pay Governance, taking into account the following factors:
•Compliance with the Committee’s independence policy;
•Other services, if any, provided to the company by the consultant;
•The amount of fees paid by the company to the consultant as a percentage of the consultant’s total revenues;
•Any business or personal relationships between the consultant (including its representatives) and the company’s directors or senior officers; and
•The policies and procedures the consultant has in place to prevent conflicts of interest, which include a prohibition against stock ownership in the company.

Pay Governance has attested to its independence and does not provide any services to the company other than those related to director and executive compensation consulting. Fees paid to Pay Governance for such services provided in 2025 totaled $145,747.
Based on its assessment, the Committee concluded that Pay Governance is independent under the Committee’s policy and that Pay Governance's work does not give rise to any conflicts of interest.
The company’s finance (including the Chief Financial Officer (CFO)), human resources, and legal staff support the Committee in its work, interacting with Pay Governance only when doing so on behalf of the Committee or concerning proposals the Committee will review for approval. Employees from these departments discuss various executive compensation topics with the Committee and Pay Governance, including how compensation plans fit in with other programs and business objectives. Although these employees may make recommendations, the authority to make final decisions on all executive compensation matters rests solely with the Committee.

UNUM GROUP	81	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Benchmarking
The Committee compares the compensation of our NEOs to the median pay of executives in similar positions at industry companies. By generally targeting each pay element to the approximate median of the applicable comparator group (as described below), we ensure the balance among the elements is competitive, while at the same time allowing company and individual performance to determine a majority of the compensation received by our NEOs. Overall, these benchmarking comparisons are used as points of reference and are secondary to the primary factors considered by the Committee when making compensation decisions. The primary factors are company performance, individual performance, the executive’s level of responsibility and tenure, internal equity considerations, the creation of shareholder value, our executive compensation philosophy, and the results of the most recent shareholder say-on-pay vote and other feedback received from engagement with shareholders.
The two sources used by the Committee for benchmarking executive compensation are:
•For CEO and CFO compensation, a proxy peer group comprising insurance and financial services companies that are either our business competitors or primary competitors for talent (the "Proxy Peer Group"). The Proxy Peer Group is also a reference for our compensation programs and practices. The composition of the Proxy Peer Group is determined by the Committee and reviewed annually as outlined below; and
•For the compensation of our other NEOs, the Willis Towers Watson Diversified Insurance Study of Executive Compensation (the "Diversified Insurance Study"). This source is used because responsibilities of our other NEOs may not be directly comparable with those of named executives at other companies in the Proxy Peer Group.

In addition to benchmarking executive compensation, the Committee uses a subset of the Proxy Peer Group (which we refer to as the "Performance Peer Group") for purposes of measuring relative total shareholder return (TSR) for our cash incentive unit (CIU) awards and, commencing with 2026 awards, our performance share unit (PSU) awards. This subset is selected because these companies are considered to be direct business competitors of Unum.
The Committee evaluates the composition of the Proxy Peer Group every year. Peer companies are determined based on five primary criteria (life and health GICS code; reasonable range of: assets, revenues, and market capitalization; and competition with Unum for talent and/or market share). Based on the most recent peer review in August 2025, on average, the companies in the Proxy Peer Group met three of the five criteria. Overall, Unum is at approximately 78% of the revenue median (as of the 12 months ended March 31, 2025). Additionally, 10 of the 12 peers (83%) selected Unum as a peer for compensation benchmarking purposes in their 2025 proxy statements.
During its annual Proxy Peer Group analysis in August 2025, the Committee with its consultant, Pay Governance, considered other insurance and financial services companies and determined that, based on the criteria described above, no companies should be removed and no additional companies were appropriate for inclusion in the Proxy Peer Group at the time.
Annual sensitivity tests are performed to understand the impact of both larger and smaller peers on median CEO compensation levels. For the tests conducted in 2025, excluding the two smallest and two largest peers for testing purposes had no impact on CEO targeted total direct compensation. An additional sensitivity test was conducted using a common statistical approach known as regression analysis. Regression analysis considers the correlation between two factors and is commonly used to adjust compensation data to remove the effects of company size. The regression analysis considered the correlation between revenue and compensation. Based on these tests, the Committee determined that the Proxy Peer Group is appropriate.

UNUM GROUP	82	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The following table lists the companies in the Diversified Insurance Study (DIS), Performance Peer Group and Proxy Peer Group.
BENCHMARKING EXECUTIVE COMPENSATION

Proxy Peer Group Indicators
	DIS Survey Participant(1)	Perf. Peer Group(2)	2025 Proxy Peer Group(3)	Life & Health GICS	0.4x to 2.5x Unum Revenues	0.4x to 2.5x Unum Assets	0.5x to 5.0x Unum Market Capitalization	List Unum as a Peer
Aflac	●	●	●	●	●	●	●	●
AIG	●
Allianz Life Insurance	●
Allstate	●
Brighthouse Financial	●		●	●	●			●
Cigna	●
CNO Financial Group	●		●	●		●		●
Corebridge Financial	●
Equitable Holdings	●		●		●		●	●
Genworth Financial	●
Globe Life		●	●	●	●	●	●	●
Guardian Life	●
John Hancock	●
Lincoln Financial Group Corporation	●	●	●	●	●		●	●
Massachusetts Mutual	●
MetLife	●	●	●	●
Nationwide	●
New York Life	●
Northwestern Mutual	●
OneAmerica Financial Partners	●
Pacific Life	●
Principal Financial Group	●	●	●	●	●		●	●
Protective Life	●
Prudential Financial	●	●	●	●			●
Reinsurance Group of America			●		●	●	●	●
Securian Financial Group	●
Standard Insurance	●
Sun Life Financial	●
Symetra Financial	●
The Hartford Insurance Group	●	●	●		●	●	●	●
Thrivent Financial	●
Transamerica	●
USAA	●
Voya Financial Services	●	●	●		●		●	●

UNUM GROUP	83	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
(1)For compensation decisions made in early 2025, benchmarking comparisons were made using the 2025 Proxy Peer Group and the 2024 DIS (the latest data available at the time). Although Unum participates in the DIS, we are excluded from this table. The number of participants in the 2024 DIS increased by one (Standard Insurance) from the prior year.
(2)The Performance Peer Group will be used for the relative TSR comparison under the 2025 CIU grants and 2026 CIU and PSU grants. These companies are our direct competitors, are generally followed by the same sell-side research analysts, and generally compete with us for talent.
(3)The Proxy Peer Group includes multi-line insurers, reinsurers and life and health insurers, with Unum’s revenue at approximately 78% of the peer median for the 12 months ended March 31, 2025 (the most current data as of the date of the analysis). Unum is not part of the Proxy Peer Group.
Compensation Policies and Practices
Equity Grant Practices
The Committee meets in February each year to consider prior year performance under the company’s incentive programs. As appropriate, annual awards of equity-based compensation under the company’s long-term incentive program are approved at this meeting. The company maintains an equity grant policy that provides that, except as otherwise determined by the Committee, annual awards of equity-based compensation to executive officers (including the NEOs) under the company's long-term incentive program will have a March 1 grant date, and non-annual awards to executive officers relating to new hires or promotions will be granted on, or as soon as administratively practicable following, as applicable, the individual's start date or promotion date. The closing stock price on the grant date is used to determine the number of equity units awarded. All grants to executive officers, including NEOs, are intended to coincide with a time when the company is unlikely to be in possession of material nonpublic information. No stock options have been granted under the company's current long-term incentive program.
Although the company does not currently grant stock options, eligible employees may enroll to purchase shares of Unum Group common stock at a 10% discount to the closing price on the date of purchase under the terms of our 2020 Employee Stock Purchase Plan with purchases generally made on the last day of each quarter using payroll deductions accumulated during the quarter. The company also maintains a broad-based Savings-Related Share Option Scheme for the benefit of its employees in the U.K. (the “UK SAYE Plan”), which allows eligible employees to purchase options for Unum Group common stock at a 10% discount to the closing price on a designated pricing day, which, unless otherwise determined by the Committee, occurs after the filing of the company’s Annual Report on Form 10-K and before the trading window closes under the company’s insider trading policy. Grants of such options then occur within 30 days of the pricing day, in accordance with applicable U.K. regulations. No NEO currently participates in the UK SAYE Plan.
The company may change its grant policy and these plans in the future.
During 2025, the Committee did not consider material non-public information when determining the timing or terms of equity awards, and Unum did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

UNUM GROUP	84	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Stock Ownership and Retention Requirements
Senior officers' maintenance of a significant ownership stake in the company aligns the long-term interests of management with those of the company's shareholders and promotes a culture of ownership and accountability. We require senior officers, including each current NEO, to hold a multiple of his or her base salary in Unum shares (including unvested restricted stock units (RSUs)). Unvested performance share units (PSUs) are not included when calculating stock ownership for purposes of meeting these requirements. These officers are required to meet the ownership requirement within five years following their date of hire or promotion. Not meeting the requirement may impact the officer's eligibility for, or amount of, future equity grants. Covered officers are required to hold all net after-tax shares acquired upon the vesting of RSUs, stock success units (SSUs) and PSUs until the ownership requirement is met. Once the requirement is met, the officer can sell shares only to the extent that the sale would not reduce his or her holdings below the required ownership level.
For purposes of calculating each senior officer's stock ownership, the Committee determined that the greater of the spot price or the preceding 12-month average closing stock price should be used to reduce volatility in outcomes.
The following table presents the stock ownership and retention requirements for each current NEO. Messrs. McKenney, Zabel, Pyne, and Ms. Iglesias exceeded their applicable ownership requirements as of December 31, 2025. Ms. Anderson is expected to meet her ownership requirement within the applicable time period.

STOCK OWNERSHIP AND RETENTION REQUIREMENTS FOR CURRENT NEOs (as of December 31, 2025)
	Common Stock(1)(2) ($)	RSUs and SSUs(1)(3) ($)	Total Current Ownership(1) ($)	Ownership as Multiple of Salary
				Owned	Required
McKenney	57,542,964	18,456,393	75,999,357	67.0x	6x
Zabel	5,523,536	3,299,640	8,823,176	11.8x	3x
Pyne	1,760,340	2,189,995	3,950,335	6.1x	3x
Anderson	—	1,751,578	1,751,578	2.8x	3x
Iglesias	567,467	1,857,055	2,424,522	3.8x	3x
(1)Shares were valued based on the closing stock price of $77.50 on December 31, 2025.
(2)Amount includes shares held in certificate form, brokerage accounts, and 401(k) Plan accounts.
(3)RSUs vest over three years (see "Vesting Schedule for Unvested Restricted Stock Units" on page 96). Additionally, the final third of SSUs vested on December 31, 2025 and were distributed in February 2026 after the Committee's certification of the achievement of performance hurdles for the performance period January 2021 - December 2025 (see "Vesting of 2020 Success Incentive Plan Awards" on page 74).
Hedging, Pledging and Insider Trading Policies
We believe our directors and executive officers, which includes our NEOs, should not speculate or hedge their interests in our stock. We therefore have a policy prohibiting them from buying or selling options, puts, calls, straddles, equity swaps or other derivatives directly linked to our stock. This policy generally does not apply to other employees, although employees who are "corporate insiders" under our insider trading policy are prohibited from making "short sales" of our stock. We also prohibit directors and executive officers from pledging our stock as security for a loan.

UNUM GROUP	85	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Our insider trading policy prohibits our directors, executive officers and other employees from buying or selling our stock while in possession of material nonpublic information about the company and from conveying any such information to others. Under this policy, additional trading restrictions apply to "corporate insiders" (which includes our directors and executive officers), who are generally permitted to buy or sell our stock only during predetermined window periods following earnings announcements, and in certain cases only after they have pre-cleared the transactions with our general counsel or designee. Our insider trading policy also is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the company when repurchasing Unum stock. A copy of our insider trading policy was filed as an exhibit to our most recent Annual Report on Form 10-K.
Recoupment Policies
The company maintains the Unum Group Rule 10D-1 Compensation Recovery (Clawback) Policy, a clawback policy that is intended to comply with the requirements of NYSE rules implementing Rule 10D-1 under the Securities Exchange Act. Under this policy, in the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities law, we will recover the excess incentive-based compensation received by any covered executive officer, including our NEOs, on or after October 2, 2023 and during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
We also maintain the Senior Officer Recoupment Policy. Under this policy, in the event that a covered executive, including each of the NEOs, has committed or engaged in any fraud or willful misconduct giving rise, or that could reasonably be expected to give rise, directly or indirectly, to any significant financial harm to the company, the Committee may recoup any portion of cash- or equity-based incentive compensation (including time and performance vesting awards) granted, vested or paid to such covered executive during the period during which such fraud or willful misconduct occurred.
Accounting Considerations
ASC TOPIC 718
We account for stock-based payments under the requirements of Financial Accounting Standards Board (FASB) ASC Topic 718 "Compensation — Stock Compensation" (ASC 718). A complete discussion of the assumptions made as well as the financial impact of this type of compensation can be found in Notes 1 and 13 of the Consolidated Financial Statements in Part II, Item 8 of our 2025 Form 10-K. Each year, the company provides a report to the Committee of the expense for stock-based payments. Additionally, in the event the Committee is considering new equity-based compensation programs or changes to existing programs, the accounting implications of the program or change are presented and discussed as part of the decision process.
Perquisites and Other Personal Benefits
We provide a limited number of perquisites and other personal benefits to our employees (including our NEOs), which are described below:
•One of our largest employee locations is in Tennessee, which has no state income tax. Due to the frequency of travel between our corporate offices and other locations, employees often incur nonresident state taxes in multiple states. Therefore, when any employee travels to other company locations outside of his or her primary state of employment and incurs state income tax based on another state’s law, we pay the non-resident state taxes and provide a tax gross-up on this amount.

UNUM GROUP	86	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
•Mr. McKenney is allowed 20 hours of personal use of the company aircraft paid by the company per year. This allows for effective use of Mr. McKenney's time, given the company's various locations and, with respect to certain locations, the limited accessibility of major commercial airports. Additionally, this arrangement enhances the personal security for Mr. McKenney and enables him to work more productively on confidential and sensitive matters while traveling. Income is imputed to Mr. McKenney for this usage and he is responsible for the taxes incurred in connection therewith (i.e., the amount is not grossed-up for taxes). During 2025, Mr. McKenney used 6.6 hours.
•The company has also entered into an aircraft time-sharing agreement with Mr. McKenney, pursuant to which he agrees to reimburse the company for the costs of his personal use of the company aircraft above the 20 annual hours allowed. During 2025, Mr. McKenney did not use the aircraft time-sharing arrangement.
•The company maintains a comprehensive security program for U.S.-based Executive Vice Presidents and the CEO, including all NEOs who were employed at the time an independent, third-party security consultant completed a security assessment. This program was implemented based on specific risks identified in that assessment and is supported by dedicated internal security personnel who help ensure a safe environment for all employees. The Board believes these additional security measures are necessary and appropriate to protect the NEOs from potential threats arising from their association with the company. Accordingly, the company views these security-related expenses as a necessary and appropriate business expense rather than a personal benefit. Nevertheless, the incremental costs of these additional security-related expenses are reported under "Executive Security" in the "All Other Compensation" table.
•U.S.-based Executive Vice Presidents and the CEO, which includes all of our NEOs, receive executive financial counseling and tax planning services. While the company provides financial planning services to all employees, we provide supplemental services to executives due to the amount of pay they have at risk and other complexities of their compensation packages. Income is imputed to the NEOs for their usage and they are responsible for the taxes incurred in connection therewith.
•U.S.-based Executive Vice Presidents and the CEO, which includes all of our NEOs, are eligible to receive an annual, company-sponsored, company-paid comprehensive wellness examination at a pre-approved medical facility. This program is designed to promote executive health and support continuity of leadership. For NEOs who travel to the annual wellness examination, the company covers the costs for meals, lodging, commercial air travel, and ground transportation, which is included under "Executive Health Program" in the "All Other Compensation" table. Income is imputed to the NEOs for their usage and they are responsible for the taxes incurred in connection therewith. No NEOs utilized this benefit during 2025.
•From time to time, NEOs attend events for which Unum is a corporate sponsor and for which Unum incurs no incremental costs.
•A tax gross-up is provided to employees who incur income on company-sponsored events where attendance is expected, including a limited number of events we host each year to recognize the contributions of various employees. These functions serve specific business purposes, and in some cases the attendance of a NEO and his or her spouse or guest is expected. If so, we attribute income to the NEO for these costs when required under Internal Revenue Service regulations.
•For more information, see the "All Other Compensation" table.

UNUM GROUP	87	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Retirement and Workplace Benefits
We provide a competitive benefits package for employees (including our NEOs) and their dependents, portions of which are paid for, in whole or in part, by the employee. Among the retirement benefits we offer are:
The Unum Group 401(k) Retirement Plan
We offer a 401(k) plan to all regular U.S. employees who meet eligibility requirements, under which a portion of employee contributions is matched after completing one year of service.
•We match dollar-for-dollar up to 5% of base salary and any recognized sales and performance-based incentive compensation for employee contributions into the plan.
•New hires are automatically enrolled in the qualified 401(k) Plan at a 5% deferral rate 45 days after hire but are able to make adjustments to their deferral rate.
•We make an additional non-elective contribution of 4.5% of earnings for all eligible employees.

We also offer a separate, non-qualified defined contribution plan (Non-Qualified Plan) for employees whose benefits under the tax-qualified plan are limited by the Internal Revenue Code (the "Code").
Other Workplace Benefits

Insurance: medical, pharmacy, dental, vision, life, short- and long-term disability, voluntary products (whole life, hospital indemnity, critical illness, accident)
Programs: preventive services, telehealth services, family building resources, menopause and perimenopause support, back-up child care services
Accounts: healthcare and dependent reimbursement accounts, Health Savings Accounts
Paid Time Away: paid time off, paid holidays, parental and caregiver leave
Financial Resources: financial planning resources, emergency savings program, employee stock purchase plan, student debt relief, tuition assistance
Health and Wellness: onsite & virtual fitness memberships, digital behavioral health support, employee assistance program, subsidized healthy food options in home office locations
Other: matching gifts program for charitable contributions, pet insurance
In April 2018, we purchased corporate owned life insurance (COLI) on all officers who gave their approval. In the event of a covered officer's death while still employed, we will provide a death benefit to the officer's beneficiary in the amount of $200,000. In the event of a covered officer's death while no longer employed, we will provide a death benefit to the officer's beneficiary in the amount of $50,000. Each of the NEOs, other than Ms. Anderson, is covered under the policy.

UNUM GROUP	88	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Pension Benefits
The Unum Group Pension Plan (the Qualified Plan) and the Unum Group Supplemental Pension Plan (the Excess Plan) were frozen on December 31, 2013. Benefits earned under these plans have been determined based on service and eligible earnings through December 31, 2013. NEOs hired prior to this date and who met the participation requirements as of the freeze date participated in both the Unum Group Pension and Supplemental Pension Plans. Benefits earned before the freeze will be paid to employees under the terms of the plans as they terminate employment or retire. Generally, employees who terminate employment are eligible to elect to start receiving benefits under the pension plans as early as age 55 but no later than age 65.

FROZEN DEFINED BENEFIT PLANS
Unum Group Pension Plan (Qualified Plan)
Provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Code. The Qualified Plan was designed to provide tax-qualified pension benefits for most employees. The further accrual of retirement benefits under this plan was frozen on December 31, 2013.

Unum Group Supplemental Pension Plan (Excess Plan)
Provides unfunded, non-qualified benefits for compensation that exceeds the Code limits applicable to the Qualified Plan. The further accrual of retirement benefits under this plan was frozen on December 31, 2013.

Plan Descriptions
Following are details of how each of the frozen pension plan benefits are calculated. These formulas incorporate base pay received in each plan year during which the employee accrued credited service through December 31, 2013, and payments received from the regular Annual Incentive Plan and any field or sales compensation plans through that date. Not included are other bonuses, long-term incentive awards, commissions, prizes, awards, or allowances for incidentals.
QUALIFIED PLAN
In calculating the basic pension benefits in the Qualified Plan, three criteria are used:

FROZEN QUALIFIED PLAN CRITERIA
Credited service
Measures of the time individuals are employed at the company. One year of credited service is granted for each plan year in which 1,000 hours of employment are completed. No additional credited service will accrue to any participant after December 31, 2013.
Highest average earnings
The average of the highest five years of compensation (whether or not consecutive) during the earlier of the last 10 years of employment or as of the date the plan was frozen on December 31, 2013.
Social Security covered compensation
The average of the taxable wage bases in effect for each calendar year during the 35-year period ending when the plan was frozen on December 31, 2013.

UNUM GROUP	89	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The basic benefit is provided as an annual single life annuity and is calculated as follows:
(1)Can range from 3%, if the sum of an employee’s age and years of credited service is less than 30, to 8%, if the sum equals or exceeds 95.
(2)Equal to 9.0 for retirement at age 65 and increased by 0.2 for each whole year retirement occurs prior to age 65.

All frozen pension benefits are indexed on the first day of each plan year (January 1st) following December 31, 2013 using the National Average Wage rate of increase published by the Social Security Administration in the preceding year (minimum of 2.75% and maximum of 5%). As of January 2017, the retirement benefits are indexed using the Internal Revenue Service regulations.
Benefits provided under the Qualified Plan are based on pensionable earnings through December 31, 2013 up to the 2013 compensation limit of $255,000 under the Code. In addition, as of 2025, annual benefits may not exceed $280,000 (payable as a single life annuity beginning at any age from 62 through Social Security Normal Retirement Age) under the Code.
EXCESS PLAN
As described above in the Frozen Defined Benefit Plans table, the Excess Plan disregards the annual benefit limit under Section 415 of the Code. The Excess Plan takes into account pension benefits outside of the Qualified Plan and is calculated as follows:

RETIREMENT AGE
Participants in the pension plans outlined above are eligible to retire as early as age 55. Under the Qualified Plan, participants may retire early at age 55 with five years of vesting service. Under the Excess Plan, generally participants can retire at the later of age 60 or termination. However, if a participant begins receiving a benefit prior to the normal retirement age of 65, the normal retirement benefit will be reduced based on the applicable early reduction factors defined in the plan. The benefit formulas for the Qualified and Excess Plans are shown above. Messrs. McKenney and Pyne are the only NEOs currently eligible for early retirement under the Qualified Plan.

UNUM GROUP	90	2026 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT
Compensation Committee Report
The Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Human Capital Committee
Susan D. DeVore, Chair
Cynthia L. Egan
Gale V. King
Ronald P. O’Hanley

UNUM GROUP	91	2026 PROXY STATEMENT

COMPENSATION TABLES
Compensation Tables
2025 Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Stock Awards		Non-Equity Incentive Plan Compensation		Change in Pension Value & Non-Qualified Deferred Compensation Earnings		All Other Compensation		Total
		($)		($)		($)		($)		($)		($)		($)
Richard P. McKenney
President and Chief Executive Officer, and a Director	2025	1,128,270		—		5,643,777	(3)	11,587,995	(4)	45,000	(5)	1,012,434	(6)	19,417,476
	2024	1,100,000		—		5,343,726		10,776,651		—		1,172,684		18,393,061
	2023	1,100,000		—		4,499,992		13,185,751		78,000		863,479		19,727,222
Steven A. Zabel
Executive Vice President, Chief Financial Officer	2025	740,385		—		1,251,219	(3)	2,695,385	(4)	—	(5)	391,061	(6)	5,078,050
	2024	692,308		—		1,247,389		2,582,450		—		365,987		4,888,134
	2023	656,154		—		880,002		2,737,337		—		418,598		4,692,091
Christopher W. Pyne
Executive Vice President, Group Benefits	2025	650,000		—		710,903	(3)	1,369,120	(4)	117,000	(5)	232,593	(6)	3,079,616
	2024	595,192		—		915,319		1,164,105		—		213,542		2,888,158

Shelia D. Anderson
Executive Vice President, Chief Information and Digital Officer	2025	402,115	(1)	300,000	(2)	1,749,995	(3)	307,216	(4)	—	(5)	248,332	(6)	3,007,658

Lisa G. Iglesias
Executive Vice President, General Counsel	2025	624,231		—		551,261	(3)	1,431,340	(4)	—	(5)	176,766	(6)	2,783,598
	2024	593,269		—		528,299		1,314,201		—		176,091		2,611,860
	2023	565,000		—		450,596		1,718,581		—		163,076		2,897,253
(1)Ms. Anderson's salary is reflective of her partial year of service.
(2)In connection with her appointment in April 2025, Ms. Anderson received a one‑time cash sign‑on bonus intended to replace a portion of compensation forfeited upon her departure from her prior employer.
(3)These amounts reflect the value of restricted stock units (RSUs) granted to Messrs. McKenney, Zabel and Pyne and Ms. Iglesias on March 1, 2025 for performance in 2024 and, for Ms. Anderson only, the value of a one-time award of RSUs granted on May 1, 2025 (see page 72 for details). In connection with Ms. Anderson's appointment in April 2025, she received a one‑time sign-on grant of RSUs intended to replace a portion of compensation forfeited upon her departure from her prior employer. See Notes 1 and 13 ("Stock-Based Compensation") to our consolidated financial statements in our 2025 Form 10-K for additional information about the company's accounting for share-based compensation arrangements. The grant date fair value of the RSUs was calculated in accordance with ASC Topic 718 as the number of units granted multiplied by $82.29, the closing market price of shares of company stock on the March grant date (or $77.43 for Ms. Anderson's May award). RSUs vest in equal installments on the first three anniversaries of the grant date.
(4)These amounts reflect both annual and, for each of the NEOs other than Ms. Anderson, long-term incentive awards. The annual incentive awards were paid in March 2026 for performance in 2025 for each of the NEOs. Ms. Anderson’s annual incentive is reflective of her partial year of service. The long-term incentive awards consist of cash incentive units (CIUs) and cash success units (CSUs). CIUs were granted in 2023, and vested on December 31, 2025, with a final achievement factor of 172.6%. As a result, the following amounts were received upon settlement of the vested CIUs: $7,767,000 for Mr. McKenney; $1,518,880 for Mr. Zabel; $638,890 for Mr. Pyne; and $777,714 for Ms. Iglesias.

UNUM GROUP	92	2026 PROXY STATEMENT

COMPENSATION TABLES
CSUs were granted in 2020 under the one-time Success Incentive Plan. The final one-third of the CSUs vested at the end of the third performance period, on December 31, 2025. As a result, the following amounts were received upon settlement of the vested CSUs: $1,666,000 for Mr. McKenney; $285,600 for Mr. Zabel; $109,480 for Mr. Pyne; and $176,714 for Ms. Iglesias. Additional details can be found in the Annual and Long-Term Incentive Programs section.
(5)Pension values may fluctuate from year-to-year depending on a number of factors, including age at benefit commencement and the assumptions used to determine the present value, such as the discount rate and mortality rate. The assumptions used by the company in calculating the change in pension value are described beginning on page 98 and are consistent with those set forth in Note 11 of our Consolidated Financial Statements in Part II, Item 8 of our 2025 Form 10-K, except as otherwise provided in footnotes to the "Pension Benefits" table on page 98.
(6)"All Other Compensation" amounts are set forth in the following table.

2025 ALL OTHER COMPENSATION
	McKenney	Zabel	Pyne	Anderson	Iglesias
Employee Spouse/Guest Attendance at Company Business Functions(a)	$100,854	$45,179	$14,635	$—	$36
Executive Security(b)	63,029	46,673	22,949	—	31,668
Financial Planning/Tax Services	17,340	17,340	17,340	11,782	13,770
Travel Expenses(c)	—	—	20,077	—	—
Personal Use of Company Aircraft(d)	45,263	—	—	—	—
Total Perquisites	$226,486	$109,192	$75,001	$11,782	$45,474
Relocation Assistance (e)	—	—	—	171,310	—
Matching Gifts Program(f)	10,000	10,000	10,000	1,000	10,000
Company Matching Contributions Under our Qualified and Non-Qualified Defined Contribution Retirement Plan(g)	204,226	94,135	69,700	—	62,358
Company Contributions to the Qualified and Non-Qualified Defined Contribution Retirement Plan(h)	183,803	84,721	62,730	—	56,122
Non-Resident State Taxes(i)	206,922	39,972	3,439	1,538	1,707
Tax Reimbursement Payments(j)	180,997	53,041	11,723	62,702	1,105
Total All Other Compensation	$1,012,434	$391,061	$232,593	$248,332	$176,766
(a)Spouses or guests sometimes accompany the NEOs at company business functions. Amounts shown represent the incremental cost to the company for such attendance.
When these trips included travel on the company aircraft, the incremental cost to the company of such travel was calculated to determine amounts to be reported. For purposes of compensation disclosure, the use of company aircraft is valued using an incremental cost that takes into account fuel costs, landing fees, parking, weather monitoring and maintenance fees per hour of flight. Crew travel expenses are included based on the actual amount incurred for a particular trip. Fixed costs associated with travel on the company aircraft that do not change based on level of usage, such as pilot salaries and depreciation of the aircraft, are excluded. On occasion, executives and their spouse/guests fly on the company aircraft as additional passengers on business flights. These flights would have occurred regardless of the additional passengers resulting in no incremental cost for such travel.
When spouse or guest attendance is expected at company business functions, a tax gross-up payment is provided. Where applicable, these payments have been included under "Tax Reimbursement Payments".
(b)Represents the incremental costs to the company of providing personal security services and residential security measures recommended by an independent third-party security consultant. Ms. Anderson was not employed at the time of the independent third-party security assessment.
(c)Mr. Pyne works in our Portland, Maine office but resides in another state. The company reimburses Mr. Pyne for his travel expenses to and from Maine, which is treated as imputed income to him and he is responsible for all related taxes.
(d)Mr. McKenney is allowed 20 hours of personal use of the company aircraft paid by the company per year. For purposes of compensation disclosure, the use of company aircraft is valued using an incremental cost that takes into account fuel costs, landing fees, parking, weather monitoring and maintenance fees per hour of flight. Crew travel expenses are included based on the actual amount incurred for a particular trip. We also allocate incremental costs in the event that a deadhead flight is required to reposition the aircraft during a personal trip. Fixed costs associated with travel on the company aircraft that do not change based on level of usage, such as pilot salaries and depreciation of the aircraft, are excluded. Income is imputed to Mr. McKenney for this usage and he is responsible for the taxes incurred (i.e., the amount is not grossed-up for taxes).
(e)We provide relocation benefits to employees who relocate under our policies, which offer various levels of support depending upon the job level. We also pay the taxes associated with these relocation expenses. For Ms. Anderson, the relocation amount reported includes both taxable and non-taxable expenses directly related to her move to Chattanooga, Tennessee, including temporary living expenses.

UNUM GROUP	93	2026 PROXY STATEMENT

COMPENSATION TABLES
(f)Amounts represent those provided through our Matching Gifts Program, available to all full-time employees and non-employee directors. During 2025, the company matched eligible gifts from a minimum of $50 to an aggregate maximum gift of $10,000 per employee. Amounts listed only represent company matching gifts made to qualified non-profit organizations and educational institutions on behalf of the NEOs, and do not represent total charitable contributions made by them during the year. Additionally, all full-time employees and non-employee directors were eligible to make a Unum Political Action Committee (PAC) contribution. For those who contribute to the UnumPAC and utilize the matching contribution feature, the company will make a matching contribution to the qualifying charity of the employee's choice up to the $10,000 matching gift limit in the following year. Therefore, if a NEO elected a match for their 2024 UnumPAC contributions, the matching gift was made in 2025 and is reflected in this amount.
(g)Amounts represent the aggregate matching contributions into our 401(k) Plan as well as matching contributions into our Non-Qualified Plan. Matching contributions under our 401(k) Plan are provided to all eligible employees participating in the plan as described in the Retirement and Workplace Benefits section. Matching contributions under our Non-Qualified Plan are provided to eligible officers participating in the plan. The company matched contributions dollar-for-dollar up to 5% of eligible earnings in 2025 under both the 401(k) Plan and Non-Qualified Plan.
(h)These amounts represent the aggregate of company contributions under our 401(k) and Non-Qualified Plans as described in the Retirement and Workplace Benefits section. Full-time employees with one year of service with the company receive 4.5% of their salary and annual incentive contributed into their 401(k) Plan.
(i)Many of our employees are required to travel to other company locations outside of their primary state of employment. While working in a state other than their primary state of employment, employees may become subject to state income taxes in that state if days worked or earnings accrued exceed an amount specified under state law. When this happens, we pay the state income tax on behalf of those employees (including our NEOs) and gross-up the income amount for taxes (gross-ups on these amounts are included in "Tax Reimbursement Payments"). The employee remains responsible for any taxes they would have incurred had they worked only in their primary state of employment.
(j)Amounts represent tax payments made by us on behalf of each NEO relating to "Employee Spouse/Guest Attendance at Company Business Functions", "Relocation Assistance", and/or "Non-Resident State Taxes".

UNUM GROUP	94	2026 PROXY STATEMENT

COMPENSATION TABLES
2025 Grants of Plan-Based Awards

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)				All Other Stock Awards (Number of Shares of Stock or Units) (#)(1)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Approval Date	Award Type	Threshold	Target	Max
McKenney			AIP	705,169	2,820,674	5,641,348	(2)
	3/1/2025	2/17/2025	CIU		5,643,750	11,287,500	(3)
	3/1/2025	2/17/2025	RSU					68,584	5,643,777	(4)
Zabel			AIP	277,644	1,110,577	2,221,154	(2)
	3/1/2025	2/17/2025	CIU		1,251,250	2,502,500	(3)
	3/1/2025	2/17/2025	RSU					15,205	1,251,219	(4)
Pyne			AIP	203,125	812,500	1,625,000	(2)
	3/1/2025	2/17/2025	CIU		710,938	1,421,876	(3)
	3/1/2025	2/17/2025	RSU					8,639	710,903	(4)
Anderson			AIP	100,529	402,115	804,230	(2)
	5/1/2025	3/27/2025	RSU					22,601	1,749,995	(5)
Iglesias			AIP	156,058	624,231	1,248,462	(2)
	3/1/2025	2/17/2025	CIU		551,250	1,102,500	(3)
	3/1/2025	2/17/2025	RSU					6,699	551,261	(4)
(1)Restricted stock units (RSUs) were granted under the 2022 Stock Incentive Plan. Details are provided in the "Long-Term Incentive Granted in 2025" table and related footnotes on page 72.
(2)The amounts in this row reflect the threshold, target, and maximum award that could be earned in 2025 under the Annual Incentive Plan (AIP). For the AIP, the threshold is 25% of the amount shown in the "Target" column and reflects the payout that would have been earned based on threshold achievement of each of the performance measures. Target amounts are based on the individuals’ earnings for 2025 and their annual incentive target. The maximum award is 200% of such target.
(3)The amounts in this row reflect the target and maximum award for the cash incentive units (CIUs) awarded under the Long-Term Incentive plan. The actual amount that will be issued will be determined based on the achievement of the three-year performance goals (2025-2027), modified by relative total shareholder return, as described in further detail in the "Long-Term Incentive" section.
(4)The grant date fair value of the RSUs granted on March 1, 2025 was calculated as the number of units granted multiplied by $82.29, the closing market price of shares of company stock on the grant date.
(5)The grant date fair value of the RSUs granted on May 1, 2025 was calculated as the number of units granted multiplied by $77.43, the closing market price of shares of company stock on the grant date.

UNUM GROUP	95	2026 PROXY STATEMENT

COMPENSATION TABLES
2025 Outstanding Equity Awards at Fiscal Year-End

STOCK AWARDS
	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
	(#)	($)
McKenney	174,782	13,545,605
Zabel	38,724	3,001,110
Pyne	24,095	1,867,363
Anderson	22,601	1,751,578
Iglesias	17,241	1,336,178
(1)The amounts in the "Number of Shares or Units of Stock That Have Not Vested" column represent the aggregate value of outstanding and unvested restricted stock units (RSUs) based on the closing stock price of $77.50 on December 31, 2025. Dividends on these awards are accrued in cash and paid at the same time that the underlying RSUs vest. As of December 31, 2025, our NEOs had the following amounts (rounded) of accrued cash dividends on their outstanding RSUs: $454,624 for Mr. McKenney; $99,465 for Mr. Zabel; $61,339 for Mr. Pyne; $20,793 for Ms. Anderson; and $45,025 for Ms. Iglesias.
Vesting Schedule for Unvested Restricted Stock Units

		Number of Units Vesting(1)
Vesting Date	Grant Date	McKenney	Zabel	Pyne	Anderson	Iglesias
February 6, 2026	2/6/2024	—	—	3,472	—	—
March 1, 2026	3/1/2023	33,575	6,566	2,762	—	3,362
March 1, 2026	3/1/2024	35,769	8,350	2,780	—	3,536
March 1, 2026	3/1/2025	22,632	5,017	2,850	—	2,210
May 1, 2026	5/1/2025	—	—	—	7,458	—
February 6, 2027	2/6/2024	—	—	3,577	—	—
March 1, 2027	3/1/2024	36,854	8,603	2,865	—	3,644
March 1, 2027	3/1/2025	22,633	5,018	2,851	—	2,211
May 1, 2027	5/1/2025	—	—	—	7,458	—
March 1, 2028	3/1/2025	23,319	5,170	2,938	—	2,278
May 1, 2028	5/1/2025	—	—	—	7,685	—
Total		174,782	38,724	24,095	22,601	17,241
(1)Dividend equivalents accrue and settle in cash to the extent that the underlying RSUs vest.

UNUM GROUP	96	2026 PROXY STATEMENT

COMPENSATION TABLES
2025 Stock Vested

	Stock Awards
	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)(3)
	(#)	($)
McKenney	184,846	15,766,656
Zabel	28,358	2,419,236
Pyne	15,948	1,333,127
Anderson	—	—
Iglesias	18,216	1,552,851
(1)Reflects the number of restricted stock units (RSUs) and stock success units (SSUs) that vested during 2025. A portion of the shares acquired upon each vesting event were withheld to cover taxes due upon vesting.
(2)RSUs were valued using the closing stock price of $82.29 at vest (closing stock price on February 28, 2025, the prior trading day). One-third of the SSUs that were granted in 2020 vested on December 31, 2025, and the value shown in the table reflects the closing stock price of $77.50 on that date. SSU performance was certified on February 16, 2026 (a holiday) and the value at distribution was $71.64 per share (the closing stock price on February 13, 2026, the prior trading day).
(3)Our NEOs had the following amounts (rounded) of accrued cash dividends on their vested RSUs and SSUs: $859,197 for Mr. McKenney; $104,107 for Mr. Zabel; $60,214 for Mr. Pyne; and $86,049 for Ms. Iglesias. Accrued cash dividends are included in the "Value Realized on Vesting" column and were distributed at the time the underlying stock awards were distributed. The first‑quarter 2026 dividend was declared and paid in February 2026, subsequent to the December 31, 2025 vesting date of the SSU awards. The dividend amounts attributable to these vested SSUs were: $29,148 for Mr. McKenney, $1,772 for Mr. Zabel, $1,915 for Mr. Pyne, and $3,092 for Ms. Iglesias. These February 2026 dividend amounts are excluded from the “Value Realized on Vesting” column above since they were earned after the vesting date of the SSUs. A portion of the cash was withheld to cover taxes due upon vesting.

UNUM GROUP	97	2026 PROXY STATEMENT

COMPENSATION TABLES
Current Value of Pension Benefits
Pension benefits payable to participating NEOs are summarized in the following table. Mr. Zabel and Mses. Anderson and Iglesias do not participate in the company's pension plans.

PENSION BENEFITS
	Plan Name	Number of Years of Credited Service(1) (#)	Present Value of Accumulated Benefits(2) ($)	Payments During Last Fiscal Year ($)
McKenney	Qualified	4.42	110,000	—
	Excess	4.42	603,000	—
Pyne	Qualified	22.00	824,000	—
	Excess	22.00	1,033,000	—
(1)All calculations utilize credited service and pensionable earnings as of the pension freeze date, December 31, 2013. Therefore, the credited service shown reflects service through December 31, 2013. While all named executives have continued in service through the December 31, 2025 measurement date, no additional pensionable earnings or credited service have been accrued following the freeze date.
(2)The "Present Value of Accumulated Benefits" is based upon a measurement date of December 31, 2025, which is the same measurement date used for financial statement reporting purposes for the company’s audited financial statements as found in Note 11 to the Consolidated Financial Statements contained in the company’s 2025 Form 10-K. All calculations utilize the following assumptions:
•Retirement Age: Assumes age 65.
•Discount Rate: 5.80%
•Salary Increase Rate: Not applicable.
•Social Security Indexing Rate: 3.5% to index the Qualified and Excess Plan benefits from the measurement date to commencement date.
•Pension Increase Rate: Not applicable.
•Pre-Retirement Decrements: None.
•Post-Retirement Mortality Table: Pri-2012 Mortality Tables projected using fully generational Scale MP-2020.

UNUM GROUP	98	2026 PROXY STATEMENT

COMPENSATION TABLES
Non-Qualified Deferred Compensation
We maintain one active non-qualified defined contribution plan (Non-Qualified Plan) that allows for deferrals of compensation by our NEOs.

NON-QUALIFIED DEFERRED COMPENSATION
	Plan	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
		($)	($)	($)	($)	($)
McKenney	Non-Qualified DC	186,726	354,779	1,641,041	—	10,024,443
Zabel	Non-Qualified DC	76,635	145,606	281,187	—	1,842,422
Pyne	Non-Qualified DC	83,519	99,179	405,300	—	3,187,675
Anderson	Non-Qualified DC	—	—	—	—	—
Iglesias	Non-Qualified DC	179,433	85,231	414,872	—	3,421,613
(1)These amounts are included in the Summary Compensation Table, as applicable, in the "Salary" and "Non-Equity Incentive Plan Compensation" columns for 2025 for each NEO.
(2)These amounts represent company contributions through our Non-Qualified Plan, as described in the Retirement and Workplace Benefits section. The amounts are included in the "All Other Compensation" column of the Summary Compensation Table for 2025 for each NEO.
(3)These amounts were not included in the Summary Compensation Table because investment earnings were not preferential or above market. The investment options under the non-qualified retirement plans are generally the same choices available to all employees that are eligible to participate in the 401(k) Plan and NEOs do not receive preferential earnings on their investments.
(4)This column includes the following amounts that were reported in prior years' Summary Compensation Tables in the "Salary," "Non-Equity Incentive Plan Compensation," or "All Other Compensation" columns, as applicable, to the extent that the NEO was an NEO at the time: $4,558,061 for Mr. McKenney; $935,485 for Mr. Zabel; $2,269,256 for Mr. Pyne; and $1,944,005 for Ms. Iglesias.

UNUM GROUP	99	2026 PROXY STATEMENT

COMPENSATION TABLES
Post-Employment Compensation
The discussion below outlines estimated benefits payable to our NEOs under various termination scenarios as of December 31, 2025.
The following terminology will be used throughout the discussion of the various termination scenarios:

TERMINATION DEFINITIONS
Termination with cause
One or more of the following factors is present: the failure to substantially perform duties; the willful engagement in illegal conduct or gross misconduct harmful to the company; or the conviction of a felony (or plea of "guilty" or "no contest").

Termination without cause
One or more of the following factors is present: poor performance, other than for misconduct or cause (as defined above); job elimination; job requalification; or the decision to fill the position with a different resource consistent with the direction of the company.

Resignation for good reason
One or more of the following events have preceded the resignation of the NEO: assignment to a position inconsistent with his or her existing position or any other action that diminishes such position; reduction of his or her base salary or annual incentive target; failure to continue any material employee benefit or compensation plan in which he or she participates; or relocation to an office more than 50 miles from his or her location.

Change in control
A change in control occurs when one of the following situations exists: (a) the incumbent directors at the beginning of any two-year period cease to constitute a majority of the Board during such period; (b) an entity acquires 20% of our voting stock (30% in some instances); (c) we consummate certain transactions such as a merger or disposition of substantially all of our assets; or (d) shareholders approve a plan of liquidation or distribution.
In the event of any termination of employment, each NEO would receive benefits to which he or she is entitled, including any unpaid base salary through the date of termination, accrued vacation, and accrued benefits under the retirement plans.
Severance and Change in Control Arrangements
We have the following severance and change in control contracts and plans covering the NEOs.
SEVERANCE BENEFITS
The company provides severance benefits to all employees (including our NEOs) in the event of involuntary termination, other than for death, disability or cause. In general, we provide severance in order to give our employees competitive benefits with respect to the possibility of an involuntary termination of their employment.
Pursuant to arrangements more fully described in the next section, severance benefits would be provided to the NEOs as follows: (1) to Mr. McKenney under a severance agreement dated effective as of April 1, 2015, and (2) to the other NEOs under our Separation Pay Plan for Executive Vice Presidents and applicable change in control severance agreements.
When termination of employment is accompanied by severance payments, the former executive is required to release claims he or she may have against us, and to provide us with certain confidentiality, non-solicitation,non-competition, and non-disparagement covenants. We also agree to indemnify the former executive for certain actions taken on the company’s behalf during his or her employment.

UNUM GROUP	100	2026 PROXY STATEMENT

COMPENSATION TABLES
CHANGE IN CONTROL AGREEMENTS
Each NEO, other than Mr. McKenney, is covered by a standalone change in control severance agreement with the company. These agreements provide an enhanced severance benefit in the event of a termination following a change in control. This ensures the covered executives remain focused during the critical times before and after a major corporate transaction, regardless of any uncertainty created by the transaction with respect to their future employment.
None of the NEOs has an excise tax gross-up provision in his or her agreement.
As indicated above, change in control benefits are available to Mr. McKenney under his severance agreement. Mr. McKenney's agreement specifically addresses post-employment payments, including in the event of a termination of employment in connection with a change in control.
In the event of termination within the two year period immediately following the occurrence of a change in control, our NEOs (including Mr. McKenney) would receive the following benefits under their respective agreements:
•A multiple of the sum of base salary and annual incentive, which for Mr. McKenney is three times the sum of his annual base salary plus the average of the annual incentive paid to him in the three years prior to the date of termination, and for the other NEOs is two times the sum of his or her annual base salary plus annual incentive (the greater of the current year target or the prior year annual incentive paid);
•Prorated annual incentive through the date of termination of employment, which prorated amount for Mr. McKenney is based on the average of the annual incentive paid to him in the three most recent calendar years, and for the other NEOs is based on the greater of the current year target or the prior year annual incentive paid;
•Health and welfare benefits, which for Mr. McKenney are provided for up to three years, and for the other NEOs are provided for up to two years;
•Outplacement services (capped at 20% of base salary, maximum of $50,000); and
•Accelerated vesting of unvested cash incentive units (CIUs), cash success units (CSUs) and other equity awards, that were assumed upon the change in control, but only if the termination of employment was due to death or disability, by the company without cause, or by the executive for good reason. The date of a change in control shall be deemed the last day of the performance period solely for the purpose of calculating performance for CIUs.

Notwithstanding the above, the change in control payments would be reduced if the reduction would result in greater after-tax proceeds to the executive absent the reduction. Otherwise, the executive would receive the above payments and be responsible for paying any excise tax (e.g., under Section 4999 of the Code) imposed on the payments.
TERMINATIONS NOT RELATED TO A CHANGE IN CONTROL
There are instances in which a NEO’s employment may be terminated that do not involve a change in control. The company may terminate employment for cause or without cause. Additionally, termination of employment may occur upon a NEO’s voluntary resignation, retirement, death, or becoming disabled.
In the event of the death, disability or retirement (if eligible) of a NEO, all of the NEO’s unvested restricted stock units (RSUs) would vest. In the event of termination of employment as a result of job elimination or requalification (or, in the case of Mr. McKenney, resignation for good reason), the NEOs would vest in a pro-rata portion of earned CIUs and in the event of termination of employment as a result of death, disability, or retirement, the NEOs would vest in earned CIUs, in each case on the date that such awards would otherwise be settled based on actual performance. However, to the extent necessary to avoid the imposition of penalty taxes under Code Section 409A, stock would not be distributed until at least six months after the date of termination.

UNUM GROUP	101	2026 PROXY STATEMENT

COMPENSATION TABLES
NEOs receive additional benefits depending upon the termination scenario as outlined in the following table:

TERMINATION BENEFITS AVAILABLE TO CEO AND OTHER NEOs UNDER NON-CHANGE IN CONTROL SCENARIOS
Benefits Received	Termination for Cause or Voluntary Resignation	Termination Without Cause or Resignation with Good Reason*	Disability	Death	Retirement
Severance(1)		CEO, Other NEOs
Prorated Annual Incentive(2)		CEO	CEO, Other NEOs	CEO, Other NEOs	If Retirement Eligible
Long-Term Incentive Distribution(3)(4)		CEO	CEO, Other NEOs	CEO, Other NEOs	If Retirement Eligible
Benefit Continuation(5)		CEO
Outplacement Services(6)		CEO, Other NEOs
Disability Benefits(7)			CEO, Other NEOs
Group Life Ins. Benefits(8)				CEO, Other NEOs
Corporate Owned Life Ins.(8)				CEO/Other NEOs who gave approval
 *    Mr. McKenney is the only NEO entitled to benefits in the event of a resignation for good reason that is not in connection with a change in control.
(1)If Mr. McKenney is terminated without cause or resigns with good reason, he will receive severance of two times the sum of his annual base salary and the average of the annual incentive paid to him in the three years prior to the date of termination. Other NEOs who are terminated without cause will receive 18 months of base salary. See the following table for termination benefits related to a change in control.
(2)Annual incentive will be prorated based on the date of termination of employment. For all NEOs other than Mr. McKenney, the NEO will be eligible for a prorated annual incentive in the event of death, disability, or retirement (if eligible) only if such termination occurs on or after the last pay period in June.
(3)Mr. McKenney is eligible for retirement status under the terms of the 2022 Stock Incentive Plan. Therefore, if he retires from the company, or is terminated without cause or resigns for good reason, his outstanding RSUs will be distributed on the first day following the six-month anniversary of the termination date to comply with Code Section 409A, under the terms of the award agreements. Additionally, he would be eligible to receive his outstanding CIUs based on actual performance at the end of the three-year performance cycle. Messrs. Zabel and Pyne and Ms. Iglesias are also eligible for retirement status under the terms of the 2022 Stock Incentive Plan. Therefore, if they are terminated without cause or retire from the company, their unvested RSUs (with the exception of Mr. Pyne's February 2024 grant which does not have a retirement feature) will be distributed on the first day following the six-month anniversary of the termination date to comply with Code Section 409A, under the terms of the award agreements and they would be eligible to receive their unvested CIUs based on actual performance at the end of the three-year performance cycle.
(4)For all NEOs, absent a change in control and in the event of death, disability, or retirement (if eligible), their RSUs (other than Mr. Pyne's February 2024 grant which does not have a retirement feature) will vest and be distributed on the first day following the six-month anniversary of the termination date to comply with Code Section 409A. Additionally, they would be eligible to receive any unvested CIUs based on actual performance at the end of the three-year performance cycle.
(5)If Mr. McKenney is terminated without cause or resigns with good reason, he will receive health and welfare benefits for up to two years.
(6)Outplacement services are capped at 20% of base salary (up to a maximum of $50,000).
(7)Consists of monthly benefits from the company’s long-term disability plan until the earlier of age 65 or death.
(8)Group life insurance benefits are $50,000 for each full-time employee. Corporate owned life insurance (COLI) benefits are applicable for each NEO who was eligible at the time of purchase and gave their approval. The beneficiary (as defined in the policy) will receive $200,000 if the NEO is an active employee at death, or $50,000 if the NEO is not an active employee at death.

UNUM GROUP	102	2026 PROXY STATEMENT

COMPENSATION TABLES
TERMINATION PAYMENTS
Termination payments that may be provided to NEOs are outlined in the following table and vary with the circumstances under which the termination occurs. In the event of termination as a result of death, payments will be made to the named executive officer’s beneficiary.
Consistent with SEC requirements, all termination scenarios in the table below assume a termination date of December 31, 2025. Accordingly, all calculations in the following table were made using the closing market price of our common stock of $77.50 per share on December 31, 2025. We have excluded amounts received as an annuity under our retirement plans. The amounts shown in the table also do not include distributions of plan balances under the Non-Qualified Plan, which are shown in the "Non-Qualified Deferred Compensation" table on page 99.

UNUM GROUP	103	2026 PROXY STATEMENT

COMPENSATION TABLES
The amounts in the following table are hypothetical based on the rules of the SEC. Actual payments depend on the circumstances and timing of any termination.

TERMINATION TABLE
Termination Scenario	McKenney	Zabel	Pyne	Anderson	Iglesias
	($)	($)	($)	($)	($)
Termination for Cause or Voluntary Resignation
	—	—	—	—	—
Total	—	—	—	—	—
Termination Without Cause (All NEOs) or Resignation with Good Reason (CEO)
Severance	9,636,220	1,125,000	975,000	922,500	945,000
Prorated Annual Incentive(1)	3,683,110	—	—	—	—
Long-Term Incentive Distribution(2)	24,987,729	5,599,225	3,054,933	718,798	2,460,727
Benefit Continuation	122,870	—	—	—	—
Outplacement Services	50,000	50,000	50,000	50,000	50,000
Total	$38,479,929	$6,774,225	$4,079,933	$1,691,298	$3,455,727
Disability
Prorated Annual Incentive(1)(3)	3,683,110	890,905	620,750	307,216	476,912
Long-Term Incentive Distribution(2)	24,987,729	5,599,225	3,054,933	1,772,370	2,460,727
Disability Benefits	189,735	183,428	204,481	89,684	117,515
Total	$28,860,574	$6,673,558	$3,880,164	$2,169,270	$3,055,154
Death
Prorated Annual Incentive(1)(3)	3,683,110	890,905	620,750	307,216	476,912
Long-Term Incentive Distribution(2)	24,987,729	5,599,225	3,054,933	1,772,370	2,460,727
Group Life Ins. Benefits	50,000	50,000	50,000	50,000	50,000
Corporate Owned Life Ins.	200,000	200,000	200,000	—	200,000
Total	$28,920,839	$6,740,130	$3,925,683	$2,129,586	$3,187,639
Termination Related to a Change in Control
Severance	14,454,330	3,784,616	2,925,000	2,460,000	2,520,000
Prorated Annual Incentive(1)(3)	3,683,110	1,125,000	812,500	615,000	630,000
Long-Term Incentive Distribution	24,987,729	5,599,225	3,054,933	1,772,370	2,460,727
Benefit Continuation	184,305	81,076	133,909	45,634	136,507
Outplacement Services	50,000	50,000	50,000	50,000	50,000
DC Enhancement(4)	368,000	—	—	—	—
280G Cut-back(5)	—	—	—	—	—
Total	$43,727,474	$10,639,917	$6,976,342	$4,943,004	$5,797,234
Retirement
Prorated Annual Incentive(6)	—	—	—	—	—
Long-Term Incentive Distribution(2)	24,987,729	5,599,225	3,054,933	—	2,460,727
Total	$24,987,729	$5,599,225	$3,054,933	$0	$2,460,727
(1)In these scenarios, per the terms of Mr. McKenney’s severance agreement, he would be entitled to a prorated annual incentive. The amount is to be calculated using the average of the annual bonuses paid for the three most-recent calendar years.

UNUM GROUP	104	2026 PROXY STATEMENT

COMPENSATION TABLES
(2)RSUs: In the event Mr. McKenney resigns with good reason, the amount shown in the table represents the value of the RSUs (and their related accrued cash dividends) at a market price of $77.50, the closing price of our stock on December 31, 2025. The actual distribution of shares would be delayed six months in order to comply with Code Section 409A regulations.
All NEOs except Ms. Anderson are retirement eligible under the terms of the 2022 Stock Incentive Plan. Therefore, in the event of job elimination, Long-Term Incentive Distribution would be treated as a ‘retirement’ for eligible NEOs. Ms. Anderson would be entitled to receive prorated early vesting of RSUs (and related accrued cash dividends). The amount shown in the table for Long-Term Incentive Distribution represents the value of the RSUs to be distributed (and their related accrued cash dividends) at a market price of $77.50, the closing price of our stock on December 31, 2025.
In the event of death or disability, the amount shown in the table for Long-Term Incentive Distribution represents the value of the RSUs (and their related accrued cash dividends) at a market price of $77.50, the closing price of our stock on December 31, 2025.
CIUs: In the event Mr. McKenney resigns with good reason or if any of the NEOs listed in this table, except Ms. Anderson who did not have any CIUs at December 31, 2025, have a job elimination or requalification (which would be treated as 'retirement' given their eligibility) or in the event of death or disability, the CIUs would be distributed based on actual performance at the end of the three-year performance cycle. In accordance with Regulation S-K, Item 402(j), the CIUs are reported at target levels since the final achievement is not yet determined.
(3)Per the terms of the Annual Incentive Plan, in the event of death or disability during the plan year, on or after the last payday of June, the participant or their beneficiary (as applicable) would receive a prorated payment based on plan results. Per the terms of the change in control severance agreements, in the event of a change in control for NEOs other than Mr. McKenney, each NEO is eligible for a prorated annual incentive based on the higher of the executive's prior year actual or the current year target bonus.
(4)Defined Contribution (DC) enhancement is a lump sum payment representing the amount resulting from multiplying the company’s non-contributory retirement plan contributions times two additional years of eligible earnings. Mr. McKenney is the only NEO who is eligible for this benefit.
(5)For each of the NEOs, benefits and payments are subject to a cutback to eliminate any excise tax payable under Section 4999 of the Code if the net after-tax amount that each would receive with respect to such payments or benefits exceeds the net after-tax amount each NEO would receive if the amounts of such payments and benefits were not reduced and each paid the excise tax.
(6)The NEOs do not meet the eligibility criteria for retirement status under the terms of the Annual Incentive Plan as of December 31, 2025 and therefore would not have been eligible for a prorated annual incentive payment in the event of retirement.

UNUM GROUP	105	2026 PROXY STATEMENT

CEO PAY RATIO
CEO Pay Ratio
As required by SEC rules, we are providing the following information about the ratio of the annual total compensation of our median compensated employee to the annual total compensation of our Chief Executive Officer.
The 2025 annual total compensation of the median employee as of December 31, 2025 was $87,332. The 2025 annual total compensation of Richard McKenney, our Chief Executive Officer, was $19,417,476. The ratio of these amounts (also referred to as the "CEO pay ratio") was 1‑to‑222.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records. The SEC’s rules regarding the identification of the median compensated employee and the process of calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their unique employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the CEO pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify our median employee, we began with our active employee population of approximately 10,641 employees as of December 31, 2025 (after excluding 446 employees in Poland as permitted by SEC rules). For these purposes, we identified the median compensated employee using base salary or hourly wages earned during fiscal 2025 and cash bonus paid for fiscal 2025. We annualized base salary or hourly wages, as applicable, for employees who were not designated as temporary or seasonal employees but who did not work for the entire year. Using this methodology, we determined that the median compensated employee was a full-time, non-exempt employee whose accountabilities include evaluating plan design needs for prospective clients and supporting the sales process. This employee is located in the eastern United States.
To calculate the CEO pay ratio for 2025, we identified the elements of our median employee's compensation for 2025 using the same methodology applied for calculating our CEO's total compensation as reported in the "Summary Compensation Table", resulting in annual total compensation of $87,332.

UNUM GROUP	106	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
Pay Versus Performance
As required by SEC regulations, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance measures of the company. For information concerning the company’s pay-for-performance philosophy and how the company aligns executive compensation with the company’s performance, refer to the "Compensation Discussion and Analysis" beginning on page 59.
It is important to note that the "Total" amount set forth in the Summary Compensation Table (the "SCT") and the compensation actually paid (CAP) in the Pay Versus Performance (PVP) Table are not directly comparable. Each year presented in the SCT includes only the equity compensation granted during that year, whereas each year's CAP includes: (a) the year-end fair value of equity awards granted during the year, (b) the change in value during the year of unvested prior year equity awards and (c) the change in value from the beginning of the year to the vesting date for awards that vested during the year. Thus, the CAP includes both amounts paid or earned, as well as amounts derived from incremental accounting valuations for unvested equity awards that may never be earned or that could have different intrinsic values when earned.
In accordance with the SEC’s disclosure requirements, the following table sets forth information pertaining to the compensation of our principal executive officer (PEO) and our non-PEO named executive officers (collectively, the "other NEOs") and certain financial performance measures, for each of the last five completed fiscal years.

PAY VERSUS PERFORMANCE TABLE
					Value of Initial Fixed $100 Investment Based On:			CSM: After-Tax Adjusted Operating Earnings Per Share(8)
	SCT Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average SCT Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (in millions)(7)
	($)	($)	($)	($)	($)	($)	($)	($)
2025	19,417,476	21,368,175	3,487,230	3,647,705	398.5	201.0	738.5	8.13
2024	18,393,061	27,044,542	3,243,179	4,230,563	367.1	189.9	1,779.1	8.44
2023	19,727,222	22,041,904	3,754,292	4,004,378	220.7	157.8	1,283.8	7.66
2022	9,603,389	24,123,228	2,588,735	4,574,016	194.2	150.8	1,407.2	6.40
2021	9,349,680	11,191,987	2,351,144	2,586,034	111.9	136.7	981.0	4.48

(1)    The dollar amounts reported in this column are the amounts reported for our PEO, Mr. McKenney (the Chief Executive Officer), for each of the corresponding years in the "Total" column in the SCT above.
(2)    The dollar amounts reported in this column represent the CAP to Mr. McKenney, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. McKenney. In accordance with these rules, these amounts reflect the "Total" as set forth in the SCT for each year, adjusted as provided by SEC rules (as shown below). Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

UNUM GROUP	107	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

COMPENSATION ACTUALLY PAID TO PEO
	2025	2024	2023	2022	2021
SCT Total	$19,417,476	$18,393,061	$19,727,222	$9,603,389	$9,349,680
Less, value of Stock Awards reported in SCT	(5,643,777)	(5,343,726)	(4,499,992)	(4,200,000)	(3,750,010)
Less, Change in Pension Value reported in SCT	(45,000)	—	(78,000)	—	—
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	5,407,162	8,046,480	4,570,104	6,560,938	3,509,430
Plus (less), year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	661,614	5,366,316	1,199,304	4,672,711	1,535,973
Plus (less), change in fair value from prior year-end vesting date of equity awards granted in prior years that vested in the year	1,570,700	582,411	1,123,266	7,486,190	546,914
Plus, pension service cost for services rendered during the year	—	—	—	—	—
CAP to Mr. McKenney	$21,368,175	$27,044,542	$22,041,904	$24,123,228	$11,191,987

(3)    The dollar amounts reported in this column represent the average of the amounts reported for our other NEOs as a group (excluding Mr. McKenney) in the "Total" column of the SCT in each applicable year. The names of each of the other NEOs included for these purposes in each applicable year are as follows: (i) for 2025, Messrs. Zabel and Pyne and Mses. Anderson and Iglesias; (ii) for 2024, Messrs. Zabel, Pyne, and Arnold and Ms. Iglesias; (iii) for 2023 and 2022, Messrs. Zabel, Simonds and Arnold and Ms. Iglesias; and (iv) for 2021, Messrs. Zabel, Simonds and Bhasin and Ms. Iglesias.
(4)    The dollar amounts reported in this column represent the average CAP for the other NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts do not reflect the total compensation actually realized or received. In accordance with these rules, these amounts reflect the average "Total" as set forth in the SCT for each year, adjusted as provided by SEC rules (as shown below). Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS
	2025	2024	2023	2022	2021
Average SCT Total	$3,487,230	$3,243,179	$3,754,292	$2,588,735	$2,351,144
Less, average value of Stock Awards reported in SCT	(1,065,845)	(794,634)	(711,678)	(612,736)	(539,057)
Less, average Change in Pension Value reported in SCT	(29,250)	(10,750)	(81,000)	—	—
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,045,095	1,203,554	722,767	957,173	504,474
Plus (less), average year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	77,123	528,164	167,404	646,295	198,884
Plus (less), change in fair value from prior year-end vesting date of equity awards granted in prior years that vested in the year	133,352	61,050	152,593	994,549	70,589
Plus, average pension service cost for services rendered during the year	—	—	—	—	—
Average CAP to Non-PEO NEOs	$3,647,705	$4,230,563	$4,004,378	$4,574,016	$2,586,034

(5)    Total Shareholder Return is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

UNUM GROUP	108	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
(6)    The peer group used for this purpose is the S&P 500 Life & Health Insurance Sub Industry Index, which is consistent with the disclosure required under Regulation S-K Item 201(e).
(7)    The dollar amounts reported represent the amount of net income reflected in the company’s audited financial statements for the applicable year.
(8)    The company-selected measure (CSM) is after-tax adjusted operating earnings per share, which is a non-GAAP financial measure. Information about the non-GAAP financial measures used in this proxy statement is set forth in "A Note About Non-GAAP Financial Measures" on page 2. For a reconciliation of the most directly comparable GAAP financial measure to the non-GAAP financial measure, refer to "Appendix A" of this proxy statement.
Relationships Between Compensation Actually Paid and Performance Measures
As described in more detail in the Compensation Discussion and Analysis section above, the company's executive compensation program reflects a variable pay-for-performance philosophy. While the company utilizes several performance measures to align executive compensation with company performance, all of those measures are not presented in the PVP Table above. Moreover, as discussed above, the company generally seeks to incentivize long-term performance and therefore does not specifically align the company's performance measures with CAP for a particular year. In accordance with SEC rules, the following information explains how the CAP to our PEO, as well as the average CAP to our other NEOs, each compares to our cumulative total shareholder return (TSR), net income, and an additional financial performance measure that we use and place importance upon, after-tax adjusted operating earnings per share. We have also addressed how our three-year TSR compares to the three-year TSR of the S&P 500 Life & Health Insurance Sub Industry Index ("S&P Life & Health Index").
Like many other companies, we faced challenges during a portion of the period presented in the PVP Table as the COVID-19 pandemic caused significant disruption to global markets, employment and business. During 2021, we experienced significant increases in COVID-based claims incidence in our group life and disability lines, as well as leaves administered through our leave management business. Beginning in 2022 and continuing through 2024, the impacts of COVID-19 lessened and we returned to pre-pandemic operating levels, resulting in record earnings and strong growth. In 2025, after-tax adjusted operating earnings per share was lower compared to 2024 due primarily to higher-than-expected benefits experience across multiple product lines. These results were below our expectations.
Compensation actually paid to our PEO and other NEOs directionally aligns with our financial performance as summarized below.
•2025: The CAP to our PEO and the average CAP to our other NEOs decreased relative to 2024, by 21.0% and 13.8%, respectively. These changes reflect moderation in both financial and market performance compared to the exceptional results delivered in 2024. Net income declined by 58.5% and after‑tax adjusted operating earnings per share decreased by 3.7%, while company TSR increased modestly by 8.6%, well below the significant gains recorded in the prior year. These factors contributed to the lower year‑over‑year CAP outcomes.
•2024: The CAP to our PEO and average CAP to our other NEOs increased relative to 2023, by 22.7% and 5.6% respectively. These changes were reflective of 10.2% growth in after-tax adjusted operating earnings per share, 38.6% growth in net income and TSR well above the S&P Life & Health Index. Another key factor was a significant increase in our stock price during 2024.
•2023: The CAP to our PEO and average CAP to our other NEOs decreased relative to 2022, by 8.6% and 12.5%, respectively. There was an 8.8% decrease in net income over 2022, as a result of unfavorable reserve assumption updates and increased operating expenses. Overall, the company experienced a strong financial year with a 19.7% increase in after-tax adjusted operating earnings per share. Our TSR increased 13.7% in 2023 and was well above the S&P Life & Health Index.

UNUM GROUP	109	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
•2022: The CAP to our PEO and average CAP to our other NEOs increased relative to 2021, which was reflective of an excellent year for the company in 2022, as evidenced by 42.9% growth in after-tax adjusted operating earnings per share, 43.4% growth in net income, and TSR well above the S&P Life & Health Index and other peer companies. Other key factors driving the increase in CAP were the increase in achievement of our 2020 performance share unit (PSU) grant as well as the increase in our stock price during 2022.
•2021: The CAP to our PEO was 5.4% lower, and the average CAP for our other NEOs was 5.5% higher, than 2020. We had solid financial results despite negative impacts of the COVID-19 pandemic, with after-tax adjusted operating earnings per share 9.1% lower and net income higher than 2020. Our TSR, though still lagging the S&P Life & Health Index, was up relative to 2020.
Financial Performance Measures
The metrics that the company uses for both short- and long-term incentive awards are selected based on an objective of incentivizing NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the company to link executive compensation actually paid to the PEO and our other NEOs, for the most recently completed fiscal year, to the company’s performance are as follows:

Most Important Performance Measures
After-tax adjusted operating earnings per share(1)
Premium income(2)
Sales
Relative total shareholder return
(1)    After-tax adjusted operating earnings per share is a non-GAAP financial measure. Information about the non-GAAP financial measures used in this proxy statement is set forth in "A Note About Non-GAAP Financial Measures" on page 2. For a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures, refer to "Appendix A" of this proxy statement.
(2)    Premium income is calculated for our core operations (Unum U.S., Unum International, and Colonial Life).

UNUM GROUP	110	2026 PROXY STATEMENT

OWNERSHIP OF COMPANY SECURITIES
Ownership of Company Securities
The following table shows the number of shares of our common stock beneficially owned by each of our directors, nominees for director, and named executive officers and by all directors, nominees for director, and executive officers as a group, as of March 23, 2026. The table and related footnotes also include information about deferred share rights and restricted stock units (RSUs) credited to the accounts of directors and executive officers under various compensation and benefit plans, in the column entitled "Shares Subject to Settleable Rights or Units". Based upon the representations made by each director and executive officer, we do not believe that any shares held by them are pledged as security. Except as otherwise indicated below, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

BENEFICIAL OWNERSHIP OF COMMON STOCK (as of March 23, 2026)
Name	Shares of Common Stock (1)	Shares Subject to Settleable Rights or Units (2) (3) (4)	Total Shares Beneficially Owned (1)	Percent of Class
Theodore H. Bunting, Jr.	46,146	12,634	58,781	*
Susan L. Cross	41,568	22,426	63,994	*
Susan D. DeVore	27,396	2,198	29,594	*
Joseph J. Echevarria	—	97,940	97,940	*
Cynthia L. Egan	40,648	2,198	42,846	*
Kevin T. Kabat	120,195	3,611	123,806	*
Timothy F. Keaney	35,291	3,308	38,599	*
Gale V. King	4,708	16,563	21,271	*
Mojgan M. Lefebvre	9	13,069	13,078	*
Kristi A. Matus	—	—	—	*
Ronald P. O'Hanley	17,545	25,920	43,465	*
Richard P. McKenney	838,864	—	838,864	*
Steven A. Zabel	86,163	—	86,163	*
Christopher W. Pyne	27,577	—	27,577	*
Shelia D. Anderson	—	7,458	7,458	*
Lisa G. Iglesias	13,635	—	13,635	*
All directors, nominees, and executive officers as a group (19 persons)	1,401,599	207,325	1,608,925	*
*    Denotes less than 1%.
(1)As to Mr. McKenney, includes 15,000 shares held by a spousal lifetime access trust and 45,000 shares held by family trusts, over which he has shared voting and investment power with a family member. The group totals also include 8,407 shares indirectly held by one executive officer and 783 shares held by another executive officer through the company's 401(k) plan.
(2)Represents the number of shares underlying deferred share rights and RSUs payable solely in shares (including dividend equivalents accrued on such rights or units) that may be settled within 60 days after March 23, 2026, including deferred share rights and RSUs that may be settled upon the termination of a director’s service on the Board. For each non-employee director other than Ms. Lefebvre, the amount includes shares underlying unvested RSUs that would vest upon retirement because the director meets the years of service requirement. Does not include shares underlying RSUs (including dividend equivalents accrued thereon) that will not vest or cannot be settled within 60 days after March 23, 2026.

UNUM GROUP	111	2026 PROXY STATEMENT

OWNERSHIP OF COMPANY SECURITIES
(3)As of March 23, 2026, the total number of shares underlying deferred share rights (including dividend equivalents accrued thereon) held by our non-employee directors and nominees for director, including those rights which cannot be settled in shares or within 60 days after March 23, 2026 and thus are not deemed to be beneficially owned for purposes of this table, was as follows:

Bunting	—	Egan	—	Lefebvre	4,529
Cross	8,599	Kabat	—	Matus	—
DeVore	—	Keaney	1,110	O'Hanley	14,756
Echevarria	43,587	King	6,078

(4)As of March 23, 2026, the total number of shares underlying RSUs (including dividend equivalents accrued thereon) held by our directors, nominees for director, and executive officers, including those units which will not vest, or be settled in shares, within 60 days after March 23, 2026 and thus are not deemed to be beneficially owned for purposes of this table, was as follows:

Bunting	18,745	Keaney	2,198	McKenney	161,574
Cross	13,827	King	10,485	Zabel	36,631
DeVore	2,198	Lefebvre	8,540	Pyne	24,691
Echevarria	54,353	Matus	—	Anderson	29,031
Egan	2,198	O'Hanley	11,163	Iglesias	15,818
Kabat	3,611			All directors and executive officers as a group	433,506

UNUM GROUP	112	2026 PROXY STATEMENT

OWNERSHIP OF COMPANY SECURITIES
Security Ownership of Certain Shareholders
Detailed information about the shareholders known to us to beneficially own more than 5% of our common stock can be found in the table below, including beneficial ownership based on sole and/or shared voting power and investment (dispositive) power. Information on shares beneficially owned is given as of the dates noted in the footnotes below and such information is used for calculating percentage ownership based on the number of shares outstanding on March 23, 2026.

BENEFICIAL OWNERSHIP
	Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Common Stock Outstanding
The Vanguard Group	100 Vanguard Blvd. Malvern, PA	20,590,655(1)	12.75%
BlackRock, Inc.	50 Hudson Yards New York, NY 10001	16,181,945(2)	10.02%
Norges Bank	Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	14,596,602(3)	9.04%
(1)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by The Vanguard Group on February 13, 2024, which reflects beneficial ownership as of December 29, 2023. The Vanguard Group reported that, in its capacity as investment adviser, it had sole voting power with respect to none of our shares of our common stock, shared voting power with respect to 88,062 shares of our common stock, sole dispositive power with respect to 20,297,332 shares of our common stock, and shared dispositive power with respect to 293,323 shares of our common stock. The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Unum securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(2)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by BlackRock, Inc. on April 17, 2025, which reflects beneficial ownership as of March 31, 2025. BlackRock, Inc. reported that, in its capacity as the parent holding company or control person of the subsidiaries listed therein, it had sole voting power with respect to 15,765,370 shares of our common stock, sole dispositive power with respect to 16,181,945 shares of our common stock, and shared voting and dispositive power with respect to none of our shares.
(3)This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by Norges Bank on October 10, 2024, which reflects beneficial ownership as of September 30, 2024. Norges Bank reported that it had sole voting power with respect to 14,488,537 shares of our common stock, shared voting power with respect to none of our shares, sole dispositive power with respect to 14,488,537 shares of our common stock, and shared dispositive power with respect to 108,065 shares of our common stock.
Delinquent Section 16(a) Reports
Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and beneficial holders of more than 10% of our common stock are required to file with the Securities and Exchange Commission (SEC) certain forms reporting their beneficial ownership of and transactions in our common stock. Due to an administrative error by the company, one Form 4 (containing one transaction relating to the sale of our common stock on May 7, 2025) was not timely filed on behalf of Elizabeth C. Ahmed and was subsequently filed on May 12, 2025. With the exception of this late report, based solely upon a review of those reports (and amendments thereto) filed electronically with the SEC and written representations from the reporting persons that no other reports were required, we believe each of our directors and executive officers and 10% beneficial owners filed all required reports on a timely basis during the last fiscal year.

UNUM GROUP	113	2026 PROXY STATEMENT

ITEMS TO BE VOTED ON
Items to be Voted On
Election of Directors
(Item 1 on the Proxy Card)
Our Board of Directors currently has 11 members. One current member, Theodore H. Bunting, Jr., is not standing for re-election at the 2026 Annual Meeting. All of the nominees except Ms. Matus were elected at the 2025 Annual Meeting. Ms. Matus, who was presented to the Governance Committee through an independent third-party search firm, is standing for election to the Board at the 2026 Annual Meeting for the first time. All nominees will stand for election to one-year terms of office.
Upon the recommendation of the Governance Committee, the Board of Directors has nominated Susan L. Cross, Susan D. DeVore, Joseph J. Echevarria, Cynthia L. Egan, Kevin T. Kabat, Timothy F. Keaney, Gale V. King, Mojgan M. Lefebvre, Kristi A. Matus, Richard P. McKenney and Ronald P. O’Hanley for election to one-year terms expiring at the 2027 Annual Meeting or until their successors are elected and qualified. Information concerning the nominees is provided under the section titled "Director Nominees" beginning on page 23. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve if elected. However, if any nominee becomes unable or unwilling to serve before the 2026 Annual Meeting, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.
The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees for director: Susan L. Cross, Susan D. DeVore, Joseph J. Echevarria, Cynthia L. Egan, Kevin T. Kabat, Timothy F. Keaney, Gale V. King, Mojgan M. Lefebvre, Kristi A. Matus, Richard P. McKenney and Ronald P. O’Hanley.
Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)
(Item 2 on the Proxy Card)
As required by Section 14A of the Exchange Act, we are asking you to approve an advisory resolution on the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you the opportunity to endorse or not endorse our 2025 executive compensation programs and policies for the named executive officers through the following resolution:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the company’s proxy statement for the 2026 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.
For additional detail concerning the compensation of our named executive officers, please refer to the "Compensation Discussion and Analysis" beginning on page 59 and the compensation tables that follow.
We currently hold a Say-on-Pay vote every year. Although your vote is not binding on the Board of Directors or the Human Capital Committee, the Human Capital Committee will review the voting results and seek to understand key factors that influenced the vote. As it did last year, the Human Capital Committee will consider constructive feedback obtained through this process in making future decisions about our executive compensation programs and policies. It is expected that shareholders will next have an opportunity to cast a Say-on-Pay vote at the 2027 Annual Meeting.
The Board unanimously recommends that you vote FOR approval of named executive officer compensation, as provided in the resolution above.

UNUM GROUP	114	2026 PROXY STATEMENT

ITEMS TO BE VOTED ON
Ratification of Appointment of Independent Registered Public Accounting Firm
(Item 3 on the Proxy Card)
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm (independent auditor) retained to audit our financial statements, as discussed in the "Report of the Audit Committee" beginning on page 53. The Audit Committee has appointed Ernst & Young LLP as our independent auditor for 2026. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent auditor is in the best interests of the company and its shareholders.
The Board is seeking shareholder ratification of the appointment even though it is not legally required, as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider the shareholders’ views in the future selection of the company’s independent auditor.
Representatives of Ernst & Young LLP are expected to attend the 2026 Annual Meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
The Board unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
Independent Auditor Fees
The Audit Committee is responsible for the audit fee negotiations associated with the company’s retention of Ernst & Young LLP. Aggregate fees billed for audit and other services rendered by Ernst & Young LLP for our fiscal years ended December 31, 2025 and 2024 are presented in the table below.

INDEPENDENT AUDITOR FEES
Types of Fees	2025	2024
Audit Fees(1)	$10,584,000	$9,407,890
Audit-Related Fees(2)	888,000	787,458
Tax Fees(3)	106,000	112,563
All Other Fees	—	—
Total	$11,578,000	$10,307,911
(1)The year-over-year increase in Audit Fees was primarily due to increased efforts related to the company's reinsurance activity and the related accounting and disclosure requirements in 2025.
(2)The year-over-year increase in Audit-Related Fees was primarily due to increased efforts related to the company's SSAE 18 (Service Organization Control) Reports and new subsidiary regulatory reports in 2025.
(3)The year-over-year decrease in Tax Fees was primarily due to tax compliance work performed in 2024.

Audit Fees. This category includes fees associated with the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, the audit of internal control over financial reporting, and services provided in connection with statutory and regulatory filings.
Audit-Related Fees. This category consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements or internal control over financial reporting. These services principally include accounting consultations, control reviews, and audit-related services for our employee benefit plans.
Tax Fees. This category consists of fees for tax compliance and advisory services.
All Other Fees. This category consists of fees for services not included in any of the above categories.

UNUM GROUP	115	2026 PROXY STATEMENT

ITEMS TO BE VOTED ON
Policy for Pre-Approval of Audit and Non-Audit Services
The Audit Committee has a policy requiring advance approval of all audit and permissible non-audit services performed by the independent auditor. Under this policy, the Audit Committee sets pre-approved limits for specifically defined audit and non-audit services. The Committee considers whether such services are consistent with SEC rules on auditor independence. Specific approval by the Committee is required if fees for any particular service or aggregate fees for services of a similar nature exceed the pre-approved limits. The Committee has delegated to its chair the authority to approve permitted services, and the chair must report any such decisions to the Committee at its next scheduled meeting. All of the fees described above were approved by the Audit Committee under its policy.

UNUM GROUP	116	2026 PROXY STATEMENT

ABOUT THE 2026 ANNUAL MEETING
About the 2026 Annual Meeting
The Board of Directors has determined that the 2026 Annual Meeting will be conducted as a virtual-only meeting via live webcast in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost.
The 2026 Annual Meeting live webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on May 21, 2026. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. This includes access to the live webcast, voting your shares electronically, and submitting questions online. You will need a 16-digit control number to participate. Further details are provided below under "Attending the 2026 Annual Meeting."
Proxy Materials
The Board of Directors is providing these proxy materials to you in connection with its solicitation of proxies to be voted at the 2026 Annual Meeting and at any later meeting to which it may be adjourned or postponed. All shareholders who held shares of the company's common stock as of the close of business on March 23, 2026 are entitled to attend the 2026 Annual Meeting and to vote on the items of business described in this proxy statement. Whether or not you choose to attend or participate in the 2026 Annual Meeting, you may vote your shares via the Internet, by telephone, or by mail.
Because we are soliciting your proxy, we are required to send you either our proxy materials or a Notice Regarding the Internet Availability of Proxy Materials (described in the next section). Our proxy materials include this proxy statement and our annual report to shareholders, which contains audited consolidated financial statements for our fiscal year ended December 31, 2025. If you received a printed copy of these documents, the proxy materials also include a proxy card or voting instruction form for the 2026 Annual Meeting.
Internet Availability of Proxy Materials
In accordance with rules adopted by the SEC, commonly referred to as "Notice and Access," we may furnish proxy materials by providing access to the documents on the Internet, rather than mailing printed copies. This process allows us to expedite our shareholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials, and reduce the environmental impact of the 2026 Annual Meeting. As a result, most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice Regarding the Internet Availability of Proxy Materials ("Notice") was mailed on April 9, 2026 to shareholders as of the March 23, 2026 record date, unless they have previously requested to receive printed or emailed materials on an ongoing basis. The Notice provides instructions on how to access the proxy materials for the 2026 Annual Meeting, how to request a printed set of proxy materials, and how to vote your shares. Our proxy materials may also be viewed on our investor relations website under the "Proxy Materials" heading at https://investors.unum.com.
You may elect to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

UNUM GROUP	117	2026 PROXY STATEMENT

ABOUT THE 2026 ANNUAL MEETING
Attending the 2026 Annual Meeting
The 2026 Annual Meeting will be a virtual meeting conducted exclusively via live webcast on the Internet. Shareholders will not be able to attend the meeting in person.
•Shareholder participation. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically, and submit questions during the meeting electronically.
•Accessing the meeting online. You may attend and participate in the 2026 Annual Meeting via the Internet at www.virtualshareholdermeeting.com/UNM2026. You will need the 16-digit control number included on your Notice, proxy card, or voting instruction form to log-in. If your shares are held through a bank, brokerage firm, or other custodian and your voting instruction form or Notice indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the meeting with the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the 2026 Annual Meeting) and obtain a "legal proxy" in order to be able to attend, participate in or vote at the meeting. The meeting webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on May 21, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin approximately 15 minutes prior to the start time, and you should allow ample time for the check-in procedures. A replay of the meeting will also be available at www.virtualshareholdermeeting.com/UNM2026.
•Technical assistance. If you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.
•Submitting questions. An online portal will be available at www.proxyvote.com starting on April 9, 2026. By accessing this portal, shareholders will be able to submit questions and vote in advance of the 2026 Annual Meeting. Shareholders may also submit questions and vote on the day of, or during, the 2026 Annual Meeting at www.virtualshareholdermeeting.com/UNM2026. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or the company's business, or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Answers to any questions not addressed during the meeting will be posted on our investor relations website at https://investors.unum.com under the "Proxy Materials" heading.
Differences Between Shareholders of Record and Beneficial Owners
Most of our shareholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Shareholder of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and the Notice was sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the company or to vote at the 2026 Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use. You may also vote on the Internet, or by telephone. You are also invited to attend the 2026 Annual Meeting via the Internet.

UNUM GROUP	118	2026 PROXY STATEMENT

ABOUT THE 2026 ANNUAL MEETING
•Beneficial owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our shareholders, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you must instruct the broker or other nominee about how to vote your shares. Brokers are not permitted to vote on certain items presented for a vote, and may elect not vote on any of the items, unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. Therefore, to ensure that your shares are voted, you are encouraged to provide voting instructions for your shares via the Internet or by telephone, or by returning the voting instruction form that you received. You are also invited to attend the 2026 Annual Meeting via the Internet.
Persons Entitled to Vote at the 2026 Annual Meeting
Shareholders owning company stock as of the close of business on March 23, 2026, the record date, are entitled to vote their shares at the 2026 Annual Meeting. There were approximately 161,493,190 shares of our common stock outstanding on the record date. Each of those shares is entitled to one vote on each item of business to be voted on at the 2026 Annual Meeting. We will make available a list of shareholders of record as of the record date for inspection by shareholders for any purpose germane to the 2026 Annual Meeting during normal business hours at our corporate headquarters in Chattanooga, Tennessee, and as provided for under our bylaws. Please contact our Corporate Secretary to schedule an appointment.
Voting Items and Board Recommendations; Vote Required; Abstentions and Broker Non-Votes
You may either vote for, against or abstain on each of the voting items to be acted on at the 2026 Annual Meeting. The table below summarizes, for each voting item, the voting recommendation of the Board of Directors, the vote threshold required for approval, and the effect of abstentions and broker non-votes. Abstentions and broker non-votes are discussed in more detail under "Voting your shares" below.

VOTING ITEMS
Items to be Voted On	Board Voting Recommendation	Vote Required for Approval	Effect of Abstention	Effect of Broker Non-Vote
Item 1: Election of the 11 director nominees for terms expiring in 2027	FOR each nominee	Majority of votes cast with respect to the nominee	No effect because not counted as vote cast	No effect because not counted as vote cast
Item 2: Advisory vote to approve executive compensation	FOR	Majority of shares represented and entitled to vote	Same effect as AGAINST because is entitled to vote	No effect because broker not entitled to vote
Item 3: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	FOR	Majority of shares represented and entitled to vote	Same effect as AGAINST because is entitled to vote	Not applicable; may be discretionarily voted by broker

UNUM GROUP	119	2026 PROXY STATEMENT

ABOUT THE 2026 ANNUAL MEETING
Voting Your Shares
You may vote your shares using any of the following methods:
•By Internet. Before the meeting, you may vote via the Internet by going to www.proxyvote.com or to the internet address indicated on the voting instruction form or Notice that was provided to you and following the instructions on the screen. You will need the control number found on your Notice, proxy card (for shareholders of record) or voting instruction form (for beneficial owners) when you access the web page. Voting by Internet before the 2026 Annual Meeting is available until 11:59 p.m. Eastern Daylight Time on May 20, 2026.
During the 2026 Annual Meeting, you may vote online by following the instructions at www.virtualshareholdermeeting.com/UNM2026. You will need the control number found on your Notice, proxy card, voting instruction form or legal proxy when you access the virtual meeting web page.
•By telephone. You may vote by telephone by calling the applicable toll-free telephone number, 1-800-690-6903 (for shareholders of record) or 1-800-454-8683 or the number indicated on the voting instruction form or Notice that was provided to you (for beneficial owners), which is available 24 hours a day, and following the pre-recorded instructions. You will need the control number found on your Notice, proxy card, or voting instruction form when you call. You may vote by telephone until 11:59 p.m. Eastern Daylight Time on May 20, 2026.
•By mail. If you received a paper copy of your proxy materials, you may vote by mail by completing the enclosed proxy card or voting instruction form, dating and signing it, and returning it in the postage-paid envelope provided. Your proxy card or voting instruction form, as applicable, must be received by
May 20, 2026.

The Board of Directors has appointed certain individuals named on the proxy card ("proxies") to vote shares at the 2026 Annual Meeting in accordance with the instructions of our shareholders. If you authorize the proxies to vote your shares with respect to any matter to be acted upon, the shares will be voted in accordance with your instructions. If you are a shareholder of record and you authorize the proxies to vote your shares but do not specify how your shares should be voted on one or more matters, the proxies will vote your shares on those matters as the Board of Directors recommends. If any other matter properly comes before the 2026 Annual Meeting, the proxies will vote on that matter in their discretion.
Under the rules of the NYSE, the organization that holds your shares (i.e., your broker or other nominee) is not permitted to vote on certain matters, including the election of directors, and may determine not to vote your shares at all, unless you provide voting instructions. To ensure that your vote will be counted on all matters, we encourage you to provide instructions to your broker or other nominee on how to vote your shares. If you are a beneficial owner of shares held in street name and do not provide your broker or other nominee instructions on how to vote your shares, and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter.

UNUM GROUP	120	2026 PROXY STATEMENT

ABOUT THE 2026 ANNUAL MEETING
Changing Your Vote and Revoking Your Proxy
You may revoke any proxy that you previously granted or change your vote by:
•Submitting a subsequent vote via the Internet, by telephone, or by mailing a new proxy card or voting instruction form that is received before May 21, 2026;
•Requesting a "legal proxy" or attending the virtual 2026 Annual Meeting and voting online, as indicated above under "Voting your shares"; or
•If you are a shareholder of record, giving written notice of revocation to the Corporate Secretary, Unum Group, 1 Fountain Square, Chattanooga, TN 37402, so that it is received by 4:00 p.m. Eastern Daylight Time on May 20, 2026.

Your new vote in advance of the meeting must be submitted in accordance with the time frames above under "Voting your shares."
Quorum
A quorum is required to transact business at the 2026 Annual Meeting. A quorum exists if the holders of a majority of the shares issued and outstanding and entitled to vote thereat are present online at the virtual 2026 Annual Meeting or represented by proxies. Shares that have been voted to abstain or that are voted in a broker’s discretion will be counted as present for purposes of determining whether a quorum is present at the 2026 Annual Meeting.
Inspectors of Election
Representatives of Broadridge Financial Solutions, Inc. ("Broadridge") will tabulate the votes and act as inspectors of the election.
Voting Results
We will report the final voting results of the 2026 Annual Meeting on a Form 8-K to be filed with the SEC within four business days after the meeting. The Form 8-K will be available on our investor relations website under the "SEC Filings" heading at https://investors.unum.com or on the SEC’s website at www.sec.gov.

UNUM GROUP	121	2026 PROXY STATEMENT

ADDITIONAL INFORMATION
Additional Information
Cost of Proxy Solicitation
We pay the cost of soliciting proxies from our shareholders. Proxies are solicited by mail, and may also be solicited personally, electronically or by telephone by our directors, officers or employees, though none will receive additional compensation for doing this. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the 2026 Annual Meeting. We will pay Innisfree a fee of $25,000 and reasonable out-of-pocket expenses for its services. We also reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.
Shareholder Proposals and Nominations for our 2027 Annual Meeting
If you intend to submit a proposal for inclusion in the proxy statement for our 2027 Annual Meeting pursuant to SEC Rule 14a-8, it must be received by the Corporate Secretary at our principal executive offices (at the address provided below) no later than the close of business on December 10, 2026. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement if the proposal does not satisfy the requirements of SEC Rule 14a-8.
Our bylaws include a proxy access right, permitting a shareholder, or a group of up to 20 shareholders, who has maintained continuous qualifying ownership of at least 3% of our outstanding shares of capital stock entitled to vote in the election of directors for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the Board or two directors, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our bylaws. Notice of proxy access director nominees must be received by the Corporate Secretary at our principal executive offices (at the address provided below) no earlier than November 10, 2026 and no later than the close of business on December 10, 2026. However, in the event that the 2027 Annual Meeting is to be held on a date that is more than 30 days before or after May 21, 2027 (the anniversary date of the 2026 Annual Meeting), then such notice must be received no later than the close of business on the 180th day prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.
Our bylaws also establish advance notice procedures with respect to proposals and director nominations submitted by a shareholder for presentation directly at an Annual Meeting, rather than for inclusion in our proxy statement. To be properly brought before our 2027 Annual Meeting, a notice of the proposal the shareholder wishes to present at the meeting other than pursuant to SEC Rule 14a-8, or nomination the shareholder wishes to present at the meeting (which includes information required under Rule 14a-19), other than pursuant to our proxy access bylaw, must be received by the Corporate Secretary at our principal executive offices (at the address provided below) no earlier than the close of business on January 21, 2027 and no later than the close of business on February 20, 2027. However, in the event that the 2027 Annual Meeting is to be held on a date that is more than 30 days before or more than 70 days after May 21, 2027 (the anniversary date of the 2026 Annual Meeting), then such notice must be received no earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

UNUM GROUP	122	2026 PROXY STATEMENT

ADDITIONAL INFORMATION
All such proposals and director nominations must satisfy the requirements set forth in our bylaws, a copy of which is available on our investor relations website under the "Governance" heading at https://investors.unum.com and may also be obtained at no cost from the Office of the Corporate Secretary. The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the bylaws. If a shareholder fails to meet these deadlines, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if the matter is presented and introduced at the Annual Meeting.
Communications with the Board of Directors
Shareholders and interested parties may communicate with our Chairman of the Board, or any other director, by contacting the Office of the Corporate Secretary as described below.
In accordance with a process approved by our Board of Directors, the Corporate Secretary reviews all correspondence received by the company and addressed to non-management directors. A log and copies of the correspondence are provided to the Chairman, who determines whether further distribution is appropriate and to whom it should be sent. Any director may at any time review this log and request copies of correspondence. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of our internal auditors and handled in accordance with procedures established by the Audit Committee. Copies of correspondence relating to corporate governance matters are also provided to the chair of the Governance Committee.
The Board has instructed that certain items unrelated to the duties and responsibilities of the Board be excluded from the process, including mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, and matters related to claims or employment.
Eliminating Duplicate Proxy Materials
Under SEC rules, individual Notices, and, to the extent we mail printed proxy materials or an annual report in accordance with the procedures described herein, a single proxy statement and annual report to shareholders, will be delivered in one envelope to multiple shareholders having the same last name and address and to shareholders with multiple accounts registered at our transfer agent with the same address, unless contrary instructions have been received from an affected shareholder. This is known as "householding" and it enables us to reduce the costs and environmental impact of the 2026 Annual Meeting. We will deliver promptly upon written or oral request a separate copy of the proxy statement, annual report to shareholders or Notice to any shareholder residing at a shared address to which only one copy was delivered. If you would like to receive separate copies of our proxy materials, whether for this year or future years, please contact Broadridge toll-free at 1-866-540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. The same phone number and address may be used to request delivery of a single copy of our proxy materials if you share an address with another shareholder and are receiving multiple copies.

UNUM GROUP	123	2026 PROXY STATEMENT

ADDITIONAL INFORMATION
Contacting the Office of the Corporate Secretary
You may contact the Office of the Corporate Secretary by calling toll-free 800-718-8824 or by sending an email to CorporateSecretary@unum.com.
Principal Executive Offices
Our principal executive offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402.
Our main telephone number is 423-294-1011.
Annual Report on Form 10-K
Upon request, we will provide to you by mail a free copy of our Annual Report on Form 10-K (including financial statements and financial statement schedules) for the fiscal year ended December 31, 2025. Please direct your request to the Office of the Corporate Secretary at the address provided above. The Annual Report on Form 10-K may also be accessed on our investor relations website under the "SEC Filings" heading at https://investors.unum.com or on the SEC’s website at www.sec.gov.
Incorporation by Reference
To the extent that this proxy statement has been or will be specifically incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Compensation Committee Report" shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

UNUM GROUP	124	2026 PROXY STATEMENT

APPENDIX A
Appendix A
Reconciliation of Non-GAAP Financial Measures
The following is a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP financial measures as presented in this proxy statement.

	2025		2024		2023
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$738.5	$4.27	$1,779.1	$9.46	$1,283.8	$6.50
Excluding:
Net Investment Loss
Net Investment Loss Related to the Fortitude Re Reinsurance Transaction (net of tax benefit of $9.9; $—; $—)	(36.9)	(0.21)	—	—	—	—
Net Investment Loss, Other (net of tax benefit of $13.2; $7.6; $7.8)	(46.6)	(0.28)	(27.0)	(0.14)	(28.2)	(0.14)
Total Net Investment Loss	(83.5)	(0.49)	(27.0)	(0.14)	(28.2)	(0.14)
Amortization of the Cost of Reinsurance (net of tax benefit of $24.5; $8.7; $9.3)	(92.2)	(0.53)	(32.7)	(0.17)	(34.8)	(0.18)
Amortization of the Deferred Gain on Reinsurance (net of tax expense of $1.9;$—; —)	7.1	0.04	—	—	—	—
Non-Contemporaneous Reinsurance (net of tax benefit of $6.3; $5.2; $7.3)	(23.3)	(0.14)	(19.9)	(0.11)	(27.5)	(0.14)
Reserve Assumption Updates (net of tax expense (benefit) of $(100.7); $74.8; $(37.9))	(377.8)	(2.18)	282.6	1.50	(139.3)	(0.70)
Settlement Loss on the U.S. Pension Plan Annuity Purchase (net of tax benefit of $21.8;$—; $—)	(82.0)	(0.47)	—	—	—	—
Accelerated Charitable Contribution (net of tax benefit of $4.2;$—; $—)	(15.8)	(0.09)	—	—	—	—
Loss on Legal Settlement (net of tax benefit of $—; $3.2; $—)	—	—	(12.1)	(0.06)	—	—
After-tax Adjusted Operating Income	$1,406.0	$8.13	$1,588.2	$8.44	$1,513.6	$7.66

* Assuming dilution

UNUM GROUP	125	2026 PROXY STATEMENT

APPENDIX A

	2022		2021
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,407.2	$6.96	$981.0	$4.79
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $14.2)	—	—	53.4	0.26
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(3.5); $1.9)	(12.2)	(0.07)	7.2	0.03
Total Net Investment Gain (Loss)	(12.2)	(0.07)	60.6	0.29
Items Related to Closed Block Individual Disability Reinsurance Transaction
Amortization of the Cost of Reinsurance (net of tax benefit of $10.6; $14.7)	(39.7)	(0.20)	(55.1)	(0.27)
Non-Contemporaneous Reinsurance (net of tax benefit of $7.2; $7.0)	(27.2)	(0.13)	(25.9)	(0.12)
Transaction Costs (net of tax benefit of $—; $1.2)	—	—	(5.0)	(0.02)
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(66.9)	(0.33)	(86.0)	(0.41)
Reserve Assumption Updates (net of tax expense of $51.2; $49.1)	192.1	0.96	185.9	0.91
Impairment Loss on Internal-Use Software (net of tax benefit of $—; $2.5)	—	—	(9.6)	(0.05)
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $14.1)	—	—	(53.2)	(0.26)
Impairment Loss on ROU Asset (net of tax benefit of $—; $2.9)	—	—	(11.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	(23.6)	(0.12)
After-tax Adjusted Operating Income	$1,294.2	$6.40	$917.9	$4.48
* Assuming dilution

	12/31/2025		12/31/2024		12/31/2023
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$11,119.1	$67.11	$10,961.1	$61.38	$9,651.4	$49.91
Excluding:
Net Unrealized Loss on Securities	(2,003.1)	(12.09)	(2,755.2)	(15.43)	(1,919.1)	(9.92)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	929.9	5.61	1,185.4	6.64	(648.4)	(3.35)
Net Loss on Derivatives	(278.8)	(1.68)	(270.7)	(1.51)	(73.7)	(0.39)
Subtotal	12,471.1	75.27	12,801.6	71.68	12,292.6	63.57
Excluding:
Foreign Currency Translation Adjustment	(245.6)	(1.48)	(343.0)	(1.93)	(321.1)	(1.66)
Subtotal	12,716.7	76.75	13,144.6	73.61	12,613.7	65.23
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(210.9)	(1.27)	(340.2)	(1.90)	(345.7)	(1.79)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,927.6	$78.02	$13,484.8	$75.51	$12,959.4	$67.02

UNUM GROUP	126	2026 PROXY STATEMENT

APPENDIX A

	12/31/2022		12/31/2021
	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$8,735.0	$44.17	$6,033.9	$29.79
Excluding:
Net Unrealized Gain (Loss) on Securities	(3,028.4)	(15.31)	4,014.4	19.82
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	313.9	1.59	(8,570.7)	(42.32)
Net Gain (Loss) on Derivatives	(9.6)	(0.05)	61.8	0.30
Subtotal	11,459.1	57.94	10,528.4	51.99
Excluding:
Foreign Currency Translation Adjustment	(390.1)	(1.98)	(274.1)	(1.35)
Subtotal	11,849.2	59.92	10,802.5	53.34
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(334.1)	(1.69)	(396.0)	(1.96)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$12,183.3	$61.61	$11,198.5	$55.30

	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023
	(in millions)
Premium Income	$10,831.0	$10,497.4	$10,046.0
Unum US Group Disability Other Income(1)	228.6	232.1	211.6
	$11,059.6	$10,729.5	$10,257.6

Expenses
Operating Expenses	$2,682.6	$2,388.9	$2,274.6
Excluding:
Taxes, Licenses, and Fees and Intangible Amortization	(227.2)	(232.0)	(218.8)
Amortization of the Cost of Reinsurance	(116.7)	(41.4)	(44.1)
Loss on Legal Settlement	—	(15.3)	—
Settlement Loss on the U.S. Pension Plan Annuity Purchase	(103.8)	—	—
Accelerated Charitable Contribution	(20.0)	—	—
Adjusted Other Operating Expenses	$2,214.9	$2,100.2	$2,011.7

Operating Expense Ratio	24.8%	22.8%	22.6%
Adjusted Other Operating Expense Ratio	20.0%	19.6%	19.6%

(1) Unum US Group Disability Other Income is primarily related to fee-based services.

UNUM GROUP	127	2026 PROXY STATEMENT

UNUM GROUP®

1 Fountain Square
Chattanooga, TN 37402

UnumGroup.com

UNUM GROUP
1 FOUNTAIN SQUARE
CHATTANOOGA, TN 37402

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 20, 2026, the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UNM2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 20, 2026, the day before the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83906-P45810-Z92018 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNUM GROUP

1. Election of Directors:

Nominees:	For	Against	Abstain
1a. Susan L. Cross	☐	☐	☐
1b. Susan D. DeVore	☐	☐	☐
1c. Joseph J. Echevarria	☐	☐	☐
1d. Cynthia L. Egan	☐	☐	☐
1e. Kevin T. Kabat	☐	☐	☐
1f. Timothy F. Keaney	☐	☐	☐
1g. Gale V. King	☐	☐	☐
1h. Mojgan M. Lefebvre	☐	☐	☐
1i. Kristi A. Matus	☐	☐	☐
1j. Richard P. McKenney	☐	☐	☐
1k. Ronald P. O'Hanley	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3.	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the company's named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V83907-P45810-Z92018

UNUM GROUP
Annual Meeting of Shareholders
May 21, 2026 10:00 AM Eastern Daylight Time
www.virtualshareholdermeeting.com/UNM2026
This Proxy is solicited on behalf of the Board of Directors of Unum Group

The undersigned hereby appoints Steven A. Zabel and Lisa G. Iglesias, or either of them, proxies, each with full power of substitution, acting jointly or by either of them if only one be present and acting, to vote and act with respect to all of the shares of common stock of the undersigned in Unum Group, at the Annual Meeting (including any adjournment or postponement thereof), upon all matters that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to the directions indicated on the reverse side of this card or through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. **If specific voting instructions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote in accordance with the Board of Directors' recommendations provided on the reverse side of this card, and at their discretion on any other matters that may properly come before the meeting.**

This proxy card, when signed and returned, will also constitute voting instructions to the trustee for shares held in the Unum Group 401(k) Retirement Plan. If voting instructions representing shares in the foregoing employee benefit plan are not received, those shares will not be voted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Continued and to be signed on reverse side